As filed with the Securities and Exchange Commission on December 18, 1996
                      Registration No. 33-86186/811-8854
   -------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

                        POST-EFFECTIVE AMENDMENT NO. 6

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

                                AMENDMENT NO. 5

                         PEGASUS VARIABLE ANNUITY FUND

              (Exact Name of Registrant as Specified in Charter)

                                 c/o NBD Bank
                                900 Tower Drive
                                 P.O. Box 7058
                           Troy, Michigan 48007-7058

                   (Address of Principal Executive Offices)

                        Registrant's Telephone Number:
                                (313) 259-0729

                            W. Bruce McConnel, III
                            DRINKER BIDDLE & REATH
                             1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


        [ ] immediately upon filing pursuant to paragraph (b)

        [ ] on (date) pursuant to paragraph (b)

        [ ] 60 days after filing pursuant to paragraph (a)(1)

        [ ] on (date) pursuant to paragraph (a)(1)

        [X] 75 days after filing pursuant to paragraph (a)(2)

        [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has previously registered an indefinite number of its shares of beneficial interest, including shares of Series A, B, C, D and E under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice with respect to Series A, B, C, D and E for the fiscal year ending December 31, 1995 was filed on February 29, 1996.

                                  PROSPECTUS

                             CROSS REFERENCE SHEET

Series A, B, C, D, E, F, G, and H Representing Interests in the Pegasus Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity, Growth, Money Market, Bond, Intrinsic Value and International Equity Funds, respectively.


Form N-1A Part A Item                            Prospectus Caption
---------------------                            ------------------


1.  Cover Page................................  Cover Page

2.  Synopsis..................................  Not Applicable

3.  Financial Highlights......................  Financial Highlights

4.  General Description of
    Registrant................................  Cover Page; Introduction;
                                                Investment Objectives,
                                                Policies and Risk
                                                Factors; Other Investment
                                                Policies; Description of
                                                the Trust and its Shares;
                                                Miscellaneous

5.  Management of Registrant .................  Management

6.  Capital Stock and Other
    Securities................................  Purchase and Redemption
                                                of Trust Shares; Net
                                                Asset Value and Pricing
                                                of Shares; Dividends and
                                                Distributions; Taxes;
                                                Management; Description
                                                of the Trust and its
                                                Shares; Miscellaneous

7.  Purchase of Securities
    Being Offered.............................  Purchase and Redemption
                                                of Trust Shares; Net
                                                Asset Value and Pricing
                                                of Shares; Management

8.  Redemption or Repurchase..................  Purchase and Redemption
                                                of Trust Shares; Net
                                                Asset Value and Pricing
                                                of Shares

9.  Pending Legal Proceedings.................  Inapplicable

PROSPECTUS                                                     _________, 1997
------------------------------------------------------------------------------


                         PEGASUS VARIABLE ANNUITY FUND
                                 c/o NBD Bank
                                900 Tower Drive
                             Troy, Michigan 48098


------------------------------------------------------------------------------


               The Pegasus Variable Annuity Fund (the "Trust") is an open-end, management investment company, shares of which are currently offered only to separate accounts ("Separate Accounts") funding variable annuity contracts ("Variable Annuity Contracts") issued by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company (the "Hartford Companies"). The Hartford Companies will invest in shares of the Trust in accordance with allocation instructions received from Variable Annuity Contract owners, which allocation rights are further described in the Prospectus for such contracts. The Hartford Companies will redeem shares to the extent necessary to provide benefits under the Variable Annuity Contracts. Shares of the Trust are not offered to the general public.

               The Trust has filed an application for an exemptive order with the Securities and Exchange Commission ("SEC") which, if granted, would permit shares of the Trust to be sold to and held by Separate Accounts funding Variable Annuity Contracts and variable life insurance policies ("Variable Life Insurance Policies") issued by both affiliated and unaffiliated life insurance companies including the Hartford Companies ("Participating Insurance Companies"). Until such time as the requested order is granted, shares of the Trust will be offered only to Separate Accounts funding Variable Annuity Contracts issued by the Hartford Companies. There is no assurance that the order will be granted.

               The Trust is offering in this Prospectus shares in the following eight investment portfolios (the "Funds"), divided into four general fund types: Asset Allocation, Equity, Bond and Money Market. (The Asset Allocation, Equity and Bond Funds are sometimes referred to as the "Non-Money Market Funds.")

ASSET ALLOCATION FUND                       EQUITY FUNDS

The Managed Assets Balanced Fund            The Growth and Value Fund
                                            The Mid-Cap Opportunity Fund
BOND FUND                                   The Growth Fund
                                            The Intrinsic Value Fund
The Bond Fund                               The International Equity Fund

MONEY MARKET FUND

The Money Market Fund



               First Chicago NBD Investment Management Company ("FCNIMCO") serves as each Fund's investment adviser (the "Investment Adviser").

               BISYS Fund Services (the "Distributor" or "BISYS") serves as each Fund's distributor.

               NBD Bank (the "Custodian" or "NBD") serves as each Fund's custodian.

               This Prospectus sets forth concisely information that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Trust, contained in a Statement of Additional Information, has been filed with the SEC and is available upon request and without charge by writing to the Trust at the above address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

               Shares of the Funds may only be purchased by the Separate Accounts of Participating Insurance Companies for the purpose of funding Variable Annuity Contracts and Variable Life Insurance Policies. A particular Fund may not be available under the Variable Annuity Contract or Variable Life Insurance Policy chosen by an investor. The Prospectus of the specific insurance product selected will indicate which Funds are available and should be read in conjunction with this Prospectus. Inclusion in this Prospectus of a Fund which is not available under an investor's contract or policy is not to be considered a solicitation.


               SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY FIRST CHICAGO NBD CORPORATION, OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

               THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS.................................................    1

PURCHASE AND REDEMPTION OF TRUST SHARES..................................    9

NET ASSET VALUE AND PRICING OF SHARES....................................    9

MANAGEMENT OF THE FUNDS..................................................   10

DIVIDENDS AND DISTRIBUTIONS..............................................   13

TAXES   .................................................................   14

PERFORMANCE INFORMATION..................................................   15

GENERAL INFORMATION......................................................   17

SUPPLEMENTAL INFORMATION.................................................  A-1

                         PEGASUS VARIABLE ANNUITY FUND

Asset Allocation Fund

               The Managed Assets Balanced Fund will follow an asset allocation strategy by investing in Equity Securities (as defined below), Debt Securities (as defined below) and short-term obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, "high quality" money market instruments such as certificates of deposit, bankers' acceptances, time deposits, repurchase agreements, reverse repurchase agreements, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of high quality money market instruments, commercial paper, notes, other short-term obligations and variable rate master demand notes of domestic and foreign issuers ("Cash Equivalent Securities"). "High quality" money market instruments are money market instruments which are rated at the time of purchase within the two highest rating categories by a Rating Agency or which are unrated at such time but are deemed by the Investment Adviser to be comparable in quality to instruments that are so rated. Such investments may include obligations of foreign banks and foreign branches of U.S. banks.

               The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income.

Equity Funds

               These Funds will invest principally in common stocks, preferred stocks and convertible securities, including those in the form of depository receipts, as well as warrants to purchase such securities (collectively, "Equity Securities"):

               The Growth and Value Fund seeks to achieve long-term capital growth, with income a secondary consideration. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of larger companies that are attractively priced relative to their growth potential.

               The Mid-Cap Opportunity Fund seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with intermediate market capitalizations.

               The Growth Fund seeks long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics.

               The Intrinsic Value Fund seeks to provide long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices.

               The International Equity Fund seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of foreign issuers.

Bond Fund

               This Fund will invest principally in a broad range of debt securities ("Debt Securities"). Debt Securities in which the Bond Fund normally invests include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) corporate, bank and commercial obligations; (iii) securities issued or guaranteed by foreign governments, their agencies or instrumentalities; (iv) securities issued by supranational banks; (v) mortgage backed securities; (vi) securities representing interests in pools of assets; and

(vii) variable-rate bonds, zero coupon bonds, debentures, and various types of demand instruments. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may include mortgage backed securities, as well as "stripped securities" (both interest-only and principal-only) and custodial receipts for Treasury securities.

               The Bond Fund seeks to maximize total rate of return by investing predominantly in intermediate and long-term Debt Securities. During normal market conditions, the Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.

Money Market Fund

               The Money Market Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act").

               The Money Market Fund seeks to provide a high level of current income consistent with the preservation of capital and liquidity. This Fund will invest in high quality "money market" instruments described below under the section "Money Market Fund".

                             FINANCIAL HIGHLIGHTS

               The table below provides supplementary information to the Funds' financial statements contained in the Statement of Additional Information and sets forth certain information concerning the historic investment results of Fund shares. The table presents a per share analysis of how each Fund's net asset value has changed during the period presented. The table has been derived from the financial statements of the Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity, Growth and Money Market Funds which have been audited by Arthur Andersen LLP, the Trust's independent public accountants, whose report thereon is contained in the Statement of Additional Information along with the financial statements. The financial data included in this table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Funds is available in the Annual Report to Shareholders. The Statement of Additional Information and the Annual Report to Shareholders may be obtained free of charge, by written request, from ITT Hartford Life and Annuity Insurance Company, Attn: Individual Annuity Operations, PO Box 5085, Hartford, CT 06102-5085 or another Participating Insurance Company.

                                                                Managed Assets
                                                                Balanced Fund**
                                                   ---------------------------------------
                                                    Six Months
                                                       Ended                    Period*
                                                   June 30, 1996                 Ended
                                                    (Unaudited)              Dec. 31, 1995
                                                   -------------             -------------
NET ASSET VALUE, BEGINNING OF PERIOD               $     11.27               $     10.00

Income from investment operations:
Net investment income                                     0.19                      0.25
Net realized and unrealized gains on investment           0.26                      1.27

Total from investment operations                          0.45                      1.52

Less distributions:
From net investment income                               (0.20)                    (0.25)
From realized gains                                         --                        --
In excess of realized gains                                 --                        --

Total distributions                                      (0.20)                    (0.25)

Net asset value, end of period                     $     11.52               $     11.27

TOTAL RETURN                                              8.03%(a)                 20.15%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                          $14,309,326               $11,210,876

Ratio of expenses to average net assets                   0.85%(a)                  0.85%(a)

Ratio of net investment
  income to average net assets                            3.39%(a)                  3.61%(a)

Ratios of expenses to average
  net assets without fee
  waivers/reimbursed expenses                             1.45%(a)                  2.34%(a)

Ratio of net investment income (loss)
  to average net assets without fee
  waivers/reimbursed expenses                             2.79%(a)                  2.12%(a)

Portfolio turnover rate                                  15.97%                    14.05%

Average Commission Rate                            $      0.08               $      0.10

*       Each Fund commenced investment operations on March 30, 1995.

** Prior to October 7, 1996, the names of the Funds were the Woodward Balanced, Woodward Growth/Value, Woodward Opportunity, Woodward Capital Growth and Woodward Money Market Funds.

(a) Annualized for periods less than one year for comparability purposes. Actual annual values may be less than or greater than those shown.

                                                             Growth and Value Fund**
                                                    ---------------------------------------
                                                     Six Months
                                                        Ended                    Period*
                                                    June 30, 1996                Ended
                                                     (Unaudited)              Dec. 31, 1995
                                                    -------------             -------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    11.63                $    10.00

Income from investment operations:
Net investment income                                     0.08                      0.13
Net realized and unrealized gains on investment           0.88                      1.63

Total from investment operations                          0.96                      1.76

Less distributions:
From net investment income                               (0.07)                    (0.13)
From realized gains                                         --                     (0.00)
In excess of realized gains                                 --                        --

Total distributions                                      (0.07)                    (0.13)

Net asset value, end of period                      $    12.52                $    11.63

TOTAL RETURN                                             16.55%(a)                 22.75%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                           $5,355,162                $3,753,691

Ratio of expenses to average net assets                   0.85%(a)                  0.85%(a)

Ratio of net investment income
  to average net assets                                   1.30%(a)                  1.78%(a)

Ratios of expenses to average
  net assets without fee
  waivers/reimbursed expenses                             2.28%(a)                  4.93%(a)

Ratio of net investment income (loss)
  to average net assets without fee
  waivers/reimbursed expenses                            (0.13)%(a)                (2.30)%(a)

Portfolio turnover rate                                  20.76%                    17.47%

Average Commission Rate                             $     0.11                $     0.14

*       Each Fund commenced investment operations on March 30, 1995.

** Prior to October 7, 1996, the names of the Funds were the Woodward Balanced, Woodward Growth/Value, Woodward Opportunity, Woodward Capital Growth and Woodward Money Market Funds.

(a) Annualized for periods less than one year for comparability purposes. Actual annual values may be less than or greater than those shown.

                                                         Mid-Cap Opportunity Fund**
                                                  ---------------------------------------
                                                   Six Months
                                                      Ended                    Period*
                                                  June 30, 1996                 Ended
                                                   (Unaudited)              Dec. 31, 1995
                                                  -------------             -------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    11.02                $    10.00

Income from investment operations:
Net investment income                                     0.01                      0.05
Net realized and unrealized gains on investment           1.14                      1.02

Total from investment operations                          1.15                      1.07

Less distributions:
From net investment income                               (0.01)                    (0.05)
From realized gains                                         --                        --
In excess of realized gains                                 --                     (0.00)

Total distributions                                      (0.01)                    (0.05)

Net asset value, end of period                      $    12.16                $    11.02

TOTAL RETURN                                             20.91%(a)                 14.20%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                           $6,175,997                $4,972,365

Ratio of expenses to average net assets                   0.85%(a)                  0.85%(a)

Ratio of net investment income
  to average net assets                                   0.23%(a)                  0.67%(a)

Ratios of expenses to average
  net assets without fee
  waivers/reimbursed expenses                             2.08%(a)                  4.64%(a)

Ratio of net investment income (loss)
  to average net assets without
  fee waivers/reimbursed expenses                        (1.00)%(a)                (3.12)%(a)

Portfolio turnover rate                                  25.87%                    32.11%

Average Commission Rate                             $     0.07                $     0.11

*       Each Fund commenced investment operations on March 30, 1995.

** Prior to October 7, 1996, the names of the Funds were the Woodward Balanced, Woodward Growth/Value, Woodward Opportunity, Woodward Capital Growth and Woodward Money Market Funds.

(a) Annualized for periods less than one year for comparability purposes. Actual annual values may be less than or greater than those shown.

                                                                  Growth Fund**
                                                    ---------------------------------------
                                                     Six Months
                                                        Ended                    Period*
                                                    June 30, 1996                Ended
                                                     (Unaudited)              Dec. 31, 1995
                                                    -------------             -------------
NET ASSET VALUE, BEGINNING OF PERIOD                $    11.37                $    10.00

Income from investment operations:
Net investment income                                     0.01                      0.05
Net realized and unrealized gains on investment           0.80                      1.38

Total from investment operations                          0.81                      1.43

Less distributions:
From net investment income                               (0.01)                    (0.05)
From realized gains                                         --                     (0.01)
In excess of realized gains                                 --                        --

Total distributions                                      (0.01)                    (0.06)

Net asset value, end of period                      $    12.17                $    11.37

TOTAL RETURN                                             14.21%(a)                 18.82%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                           $7,930,670                $6,434,936

Ratio of expenses to average net assets                   0.85%(a)                  0.85%(a)

Ratio of net investment income
  to average net assets                                   0.17%(a)                  0.81%(a)

Ratios of expenses to average
  net assets without fee
  waivers/reimbursed expenses                             1.23%(a)                  3.15%(a)

Ratio of net investment income (loss)
  to average net assets without fee
  waivers/reimbursed expenses                            (0.21)%(a)                (1.49)%(a)

Portfolio turnover rate                                  14.19%                     4.46%

Average Commission Rate                             $     0.05                $     0.11

*       Each Fund commenced investment operations on March 30, 1995.

** Prior to October 7, 1996, the names of the Funds were the Woodward Balanced, Woodward Growth/Value, Woodward Opportunity, Woodward Capital Growth and Woodward Money Market Funds.

(a) Annualized for periods less than one year for comparability purposes. Actual annual values may be less than or greater than those shown.

                                                               Money Market Fund**
                                                    ---------------------------------------
                                                     Six Months
                                                        Ended                    Period*
                                                    June 30, 1996                Ended
                                                     (Unaudited)              Dec. 31, 1995
                                                    -------------             -------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     1.00                $     1.00

Income from investment operations:
Net investment income                                     0.02                      0.03
Net realized and unrealized gains on investment             --                        --

Total from investment operations                          0.02                      0.03

Less distributions:
From net investment income                               (0.02)                    (0.03)
From realized gains                                         --                        --
In excess of realized gains                                 --                        --

Total distributions                                      (0.02)                    (0.03)

Net asset value, end of period                      $     1.00                $     1.00

TOTAL RETURN                                              4.84%(a)                  5.41%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                           $1,316,061                $1,175,892

Ratio of expenses to average net assets                   0.50%(a)                  0.50%(a)

Ratio of net investment income
  to average net assets                                   4.79%(a)                  5.27%(a)

Ratios of expenses to average
  net assets without fee
  waivers/reimbursed expenses                             4.15%(a)                 10.48%(a)

Ratio of net investment income (loss)
  to average net assets without fee
  waivers/reimbursed expenses                              1.18%(a)                (4.71)%(a)

Portfolio turnover rate                                     N/A                      N/A

Average Commission Rate                                     N/A                      N/A

*       Each Fund commenced investment operations on March 30, 1995.

** Prior to October 7, 1996, the names of the Funds were the Woodward Balanced, Woodward Growth/Value, Woodward Opportunity, Woodward Capital Growth and Woodward Money Market Funds.

(a) Annualized for periods less than one year for comparability purposes. Actual annual values may be less than or greater than those shown.

                           DESCRIPTION OF THE FUNDS

                                    General

               The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently consists of eight investment portfolios, each of which consists of a separate pool of assets with separate investment objectives and policies. Under the 1940 Act, each Fund is classified as a diversified investment portfolio (the "Diversified Funds") except for the International Equity Fund (the "Non-Diversified Fund"), which is classified as a non-diversified portfolio.

                      Investment Objectives and Policies

               The investment objective of a Fund may not be changed without approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. See "General Information." Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without a vote of shareholders. There can be no assurance that a Fund will achieve its objective.

               The following sections should be read in conjunction with the description of investments in which the Funds may invest, as set forth in "Supplemental Information."

Asset Allocation Fund

               The Managed Assets Balanced Fund follows an asset allocation strategy by investing in Equity Securities, Debt Securities and Cash Equivalent Securities of domestic and foreign issuers. The Investment Adviser will select those asset classes, market sectors, securities and portfolio strategies that it believes prudent and offer the greatest potential for achieving the Fund's investment objective. The Investment Adviser has broad latitude in selecting investments and portfolio strategies. See "Risk Factors--Foreign Securities" below.

               The equity portion of the Fund's investments will be invested primarily in publicly traded stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested in the Equity Securities of foreign issuers, either directly or through Depository Receipts.

               The Fund invests the fixed income portion of its portfolio of investments in a broad range of Debt Securities rated "investment grade" or higher at the time of purchase (i.e., no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") (each a "Rating Agency")), or unrated investments deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. Obligations rated in the lowest of the top four rating categories (Baa by Moody's or BBB by S&P, Fitch, Duff or IBCA) are considered to have less capacity to pay interest and repay principal and have certain speculative characteristics. Most Debt Securities acquired by the Fund will be issued by companies or governmental entities located within the United States. Up to 15% of the total assets of the Fund may, however, be invested in dollar-denominated debt obligations (including Cash Equivalent Securities) of foreign issuers.

               The following table sets forth the asset classes, benchmark percentages and asset class strategy ranges within which the Investment Adviser generally intends to manage the Fund's assets:

                        Managed Assets
                         Balanced Fund
                   -----------------------
                   Benchmark      Strategy
Asset Class        Percentage      Range
-----------        ----------     --------
      Equity                       45% to
 Securities:          60%            75%

        Debt
Securities &
        Cash
   Equivalent                      25% to
  Securities:         40%            55%


               Compliance with these percentage requirements may limit the ability of the Fund to maximize total return. The actual percentage of assets invested in Equity Securities, Debt Securities and Cash Equivalent Securities will vary from time to time and may be outside the strategy range, depending on the judgment of the Investment Adviser as to general market and economic conditions, trends in yields, interest rates and changes in fiscal and monetary developments.

               The Fund also may engage in futures and options transactions and other derivative instruments, such as interest rate and equity index swaps and foreign exchange transactions, each of which involves risk. The Fund may also lend its portfolio securities, invest in foreign currency transactions and options on foreign currency transactions and may invest in currency futures and options on currency futures for investment or hedging purposes. As permitted under applicable law, the Fund may also invest its cash balances in securities issued by other investment companies. See "Risk Factors" below and "Supplemental Information."

Equity Funds

               The Growth and Value, Mid-Cap Opportunity, Growth and Intrinsic Value Funds invest primarily in publicly traded common stocks of companies incorporated in the United States, although each of these Funds may also invest up to 25% of its total assets in the Equity Securities of foreign issuers, either directly or through Depository Receipts. The International Equity Fund invests primarily in Equity Securities of foreign issuers, either directly or through Depository Receipts and similar securities which may be sponsored or unsponsored. See "Risk Factors-Foreign Securities" below. In addition, each Equity Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Each Equity Fund is permitted to invest up to 5% of its net assets in lower rated convertible securities. The Equity Funds may also enter into futures contracts and related options and may utilize options and other derivative instruments such as equity index swaps, each of which involves risk. Each Equity Fund may also lend its portfolio securities. In addition, the International Equity Fund may invest in foreign currency and options on foreign currency transactions. Under normal market conditions, each Fund expects to invest at least 65% of the value of its total assets in Equity Securities. Each Equity Fund may hold up to 35% of its total assets in investment grade Debt Securities and Cash Equivalent Securities.

               The Growth and Value Fund invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. The Fund invests in companies which the Investment Adviser believes have earnings growth expectations that exceed those implied by the market's current valuation. In addition, the Fund seeks to maintain a portfolio of companies whose earnings will increase at a faster rate than within the general equity market.

               The Mid-Cap Opportunity Fund invests in Equity Securities of companies with market capitalizations of $500 million to $3 billion. The Investment Adviser believes that there are many companies in this size range that enjoy enhanced growth prospects, operate in more stable market niches, and have greater ability to respond to new business opportunities, all of which increase their likelihood of attaining superior levels of profitability and investment returns.

               The Growth Fund will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics. The Investment Adviser may consider some of the following factors in making its investment decisions: the development of new or improved products or services, a favorable outlook for growth in the industry, patterns of increasing sales and earnings, the probability of increased operating efficiencies, cyclical conditions, or other signs that the company is expected to show greater than average earnings growth and capital appreciation.

               The Intrinsic Value Fund invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. In selecting investments for the Fund, screening techniques are employed to isolate issues believed to be attractively priced. The Investment Adviser then evaluates the underlying earning power and dividend paying ability of these potential investments. The Fund's holdings are usually characterized by lower price/earnings, price/cash flow and price/book value ratios and by above average current dividend yields relative to the equity market.

               The International Equity Fund will invest primarily in Equity Securities of foreign issuers located in but not limited to the United Kingdom and European continent, Japan, other Far East areas and Latin America. The Fund may also invest in other regions seeking to capitalize on investment opportunities in other parts of the world.

               The Investment Adviser's investment approach to managing the Fund's assets emphasizes active country selection involving global economic and political assessments together with valuation analysis of selected countries' securities markets. In situations where an investment's attractiveness outweighs prospects for currency weakness, the Investment Adviser may take suitable hedging measures. An index approach is typically used at the stock selection level.

               The Investment Adviser employs quantitative techniques in conjunction with its judgment and experience to determine the foreign equity markets that the Fund will be invested in and the percentage of total assets the Fund will hold by country. Securities of a country are selected using a quantitatively-oriented sampling technique intending to generally replicate the performance of an individual country's stock market index. The Morgan Stanley Capital International Country Indexes have, for some time, been the accepted benchmarks in the U.S. for international equity fund country comparisons. The Fund may also invest in individual Equity Securities which the Investment Adviser believes offer opportunities for capital appreciation.

               The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Investments in a particular country may exceed 25% of the Fund's total assets, thus making its performance more dependent upon the political and economic circumstances of a particular country than a more widely diversified portfolio.

Bond Fund

               The Bond Fund will invest at least 65% of the value of its total assets under normal market conditions in Debt Securities. The Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers. The Fund's average weighted portfolio maturity is expected to be between 6 and 12 years. When the Investment Adviser believes it advisable for temporary defensive purposes or in anticipation of otherwise investing cash positions, the Bond Fund may invest in Cash Equivalent Securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Up to 15% of the total assets of the Bond Fund may be invested in dollar denominated debt obligations (including Cash Equivalent Securities) of foreign issuers. The Debt Securities in which the Bond Fund may invest will be rated investment grade at the time of purchase, or if unrated, will be deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. By so restricting its investments, the Fund's ability to maximize total rate of return will be limited. The Bond Fund also may lend its portfolio securities and engage in futures and options transactions and other derivative instruments, such as interest rate swaps and forward contracts, each of which involves risk. See "Risk Factors" below and "Supplemental Information."

Money Market Fund

               The Money Market Fund invests in the following high quality "money market" instruments: (1) U.S. Government Obligations (as defined below); (2) U.S. dollar denominated obligations issued or guaranteed by the government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof; (3) certificates of deposit, bankers' acceptances and time deposits of U.S. banks or other U.S. financial institutions (including foreign branches of such banks and institutions) having total assets in excess of $1 billion and which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC"); (4) certificates of deposit, bankers' acceptances and time deposits of foreign banks and U.S. branches of foreign banks having assets in excess of the equivalent of $1 billion; (5) commercial paper, other short-term obligations and variable rate master demand notes, bonds, debentures and notes; and (6) repurchase agreements relating to the above instruments.

               The Money Market Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.

               The Fund will only purchase "eligible securities" that present minimal credit risks as determined by the Investment Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities include (i) obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"); (ii) securities that are rated (at the time of purchase) by nationally recognized statistical rating organizations ("Rating Agencies") in the two highest categories for such securities; and (iii) certain securities that are not so rated but are of comparable quality to rated eligible securities as determined by the Investment Adviser. See "Investment Objectives, Policies and Risk Factors" in the Statement of Additional Information for a more complete description of eligible securities. A description of ratings is contained in the Statement of Additional Information.

               The Fund is managed so that the average maturity of all instruments in the Fund (on a dollar-weighted basis) will not exceed 90 days. In no event will the Fund purchase any securities which are deemed to mature more than 13 months from the date of purchase (except for certain variable and floating rate instruments and securities underlying repurchase agreements and collateral underlying loans of portfolio securities).

               In accordance with current SEC regulations, the Money Market Fund will limit its purchases of the securities of any one issuer (other than U.S. Government Obligations and repurchase agreements collateralized by such obligations) to 5% of its total assets, except that the Fund may invest more than 5% but no more than 25% of its total assets in "First Tier Securities" of one issuer for a period of up to three business days. First Tier Securities include "eligible securities" that (i) if rated by more than one Rating Agency, are rated (at the time of purchase) by two or more Rating Agencies in the highest rating category for such securities, (ii) if rated by only one Rating Agency, are rated by such Rating Agency in its highest rating category for such securities, (iii) have no short term rating but have been issued by an issuer that has other outstanding short term obligations that have been rated in accordance with (i) or (ii) above and are comparable in priority and security to such securities, and (iv) are certain unrated securities that have been determined by the Investment Adviser to be of comparable quality to such securities pursuant to guidelines established by the Trust's Board of Trustees. In addition, the Money Market Fund will limit its investments in "Second Tier Securities" (which are eligible securities other than First Tier Securities) to 5% of its total assets, with investments in any one issuer of such securities being limited to no more than 1% of its respective total assets or $1 million, whichever is greater. Because of these limitations, the Money Market Fund will not be able to purchase lower rated or longer term securities from which a higher income, although a greater degree of risk, might be derived.

               For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


Investment Limitations

               Each Fund is subject to a number of investment limitations. Except as noted, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives, Policies and Risk Factors."

               Each Fund may not:

               1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries and (e) in the case of the Money Market Fund only, there is no limitation with respect to domestic bank obligations.

               2. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

               3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

               In addition, none of the Diversified Funds may purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

               Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Risk Factors

               General

               Before selecting a Fund in which to invest, the investor should assess the risks associated with the types of investments made by the Fund. Investors should consider each Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. The following should be read in conjunction with "Supplemental Information" beginning on page A-1 of this Prospectus, and the Statement of Additional Information, which provides further discussion of securities in which the Funds may invest and the investment risks associated with these investments.

               Equity Securities


               (Asset Allocation and Equity Funds only) The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

               Debt Securities

               (All Funds) Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Debt Securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Also see "Lower Rated Securities" below and in the Statement of Additional Information.

               Municipal Obligations

               (Asset Allocation and Bond Funds only) Investors should be aware that when a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, it will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

               Payment on Municipal Obligations held by the Funds relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligations.

               Lower Rated Securities

               (Equity Funds only) Investors should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities rated below investment grade by Moody's, S&P, Fitch or Duff (commonly known as junk bonds). The Equity Funds are permitted to invest up to 5% of their respective net assets in lower rated convertible securities.

               The market values of certain lower rated debt securities tend to reflect specific developments with respect to the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Issuers of such debt securities often are highly leveraged and may not have available to them more traditional methods of financing.

               Securities rated below investment grade generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Debt Securities. Securities rated BBB or Baa by a Rating Agency are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate and may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Factors adversely affecting the market price and yield of these securities, including a Fund's ability to sell securities in a market that may be less liquid than the market for higher rated securities, will adversely affect a Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for a Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. The Investment Adviser will continually evaluate these securities and the ability of the issuers of such securities to pay interest and principal. A Fund's ability to achieve its investment objectives may be more dependent on the Investment Adviser's credit analysis than might be the case of a fund that invested in higher rated securities. See the Appendix in the Statement of Additional Information for a general description of securities ratings.

               Foreign Securities

               (All Funds) Foreign securities markets, and especially those of developing countries, generally are not as developed or efficient as those in the United States. Investment in securities of foreign issuers, whether made directly or indirectly, involves inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies, the possibility of adverse changes in investment or exchange control regulations. Foreign securities may also be less liquid and more volatile than securities of comparable U.S. issuers. Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economics.

               Foreign Currency and Foreign Commodity Transactions

               (Asset Allocation and International Equity Funds only) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

               The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading currencies on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Funds of unrealized profits or force a Fund to cover its commitments for purchase or resale, if any, at the current market price.

               Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

               Mortgage Related Securities

               (Asset Allocation and Bond Funds only) No assurance can be given as to the liquidity of the market for certain mortgage backed securities, such as collateralized mortgage obligations and stripped mortgage backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Board. Mortgage-related securities may be considered a derivative instrument.

               Derivative Instruments

               (All Funds) Each Fund may purchase certain "derivative instruments" in accordance with its investment objective and policies. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset backed securities, "stripped" securities and various floating rate instruments, including inverse floaters).

               Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

               Other Investment Considerations

               The classification of the International Equity Fund as a "non-diversified" investment portfolio means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment portfolio is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and to hold not more than 10% of the voting securities of any single issuer. The Non-Diversified Fund, however, intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.


                    PURCHASE AND REDEMPTION OF TRUST SHARES

Distributor

               The shares of each Fund are sold on a continuous basis by the Trust's Distributor. The Distributor does not receive any distribution fees from the Trust for its services.

Purchase and Redemption of Shares


               Investors may not purchase or redeem shares of the Funds directly, but only through Variable Annuity Contracts or Variable Life Insurance Policies offered through Separate Accounts of the Hartford Companies or other Participating Insurance Companies. Investors should refer to the Prospectus of the Variable Annuity Contracts or Variable Life Insurance Policies for information on how to purchase such contracts or policies, how to select specific Funds of the Trust as investment options for the contracts or policies and how to redeem monies from the Trust.

               The Separate Accounts of the Hartford Companies and other Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Prospectus describing the Variable Annuity Contracts or Variable Life Insurance Policies issued by the Hartford Companies or other Participating Insurance Companies) to be effected on that day pursuant to the contracts or policies. Orders received by the Trust are effected on days on which the New York Stock Exchange and the Adviser are open for trading. Orders for the purchase of Fund shares are effected at the net asset value per share next calculated after an order is received in good order by the Trust. Redemptions are effected at the net asset value per share next calculated after a redemption request is received in good order by the Trust. Payment for redemptions will be made by the Trust within seven days after the request is received. The Trust may suspend the right of redemption under certain extraordinary circumstances in accordance with SEC rules.

               The Funds do not assess any fees upon purchase or redemption. However, surrender charges, mortality and expense risk fees and other charges may be assessed by the Hartford Companies or other Participating Insurance Companies under the Variable Annuity Contracts or Variable Life Insurance Policies. Such fees should be described in the Prospectus of such contracts or policies.

               As of the date of this Prospectus, shares of the Trust are offered only to Separate Accounts funding Variable Annuity Contracts issued by the Hartford Companies. If the requested exemptive relief is granted, shares of the Funds may be sold to and held by Separate Accounts that fund Variable Annuity and Variable Life insurance Contracts issued by both affiliated and unaffiliated Participating Insurance Companies. The Trust currently does not forsee any disadvantages to the holders of Variable Annuity Contracts and Variable Life Insurance Policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that interests of the holders of such contracts and policies may differ due to differences of tax treatment or other considerations or due to conflicts between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Board of Trustees will monitor events to seek to identify any material irreconcilable conflicts which may possible arise and to determine what action, if any, should be taken in response to such conflicts. Should a material unreconcilable conflict arise between the holders of Variable Annuity Contracts and Variable Life Insurance Policies of affiliated or unaffiliated Participating Insurance Companies, the Participating Insurance Companies may be required to withdraw the assets allocable to some or all of the Separate Accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders. The Variable Annuity Contracts and Variable Life Insurance Policies are described in the separate Prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such Prospectuses.



                     NET ASSET VALUE AND PRICING OF SHARES

               Net asset value per share is computed by dividing the value of a Fund's net assets (i.e., the value of its assets less liabilities) by the total number of outstanding shares of the Fund.

               Non-Money Market Funds

               The net asset value of each Fund for purposes of pricing purchase and redemption orders is determined by the Investment Adviser as of the close of trading on the floor of the New York Stock Exchange ("Exchange") (currently 4:00 p.m., New York time) on each day the Exchange is open for business (a "Business Day") except: (i) those holidays which the Exchange observes (currently, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and

Christmas Day); and (ii) those Business Days on which the Exchange closes prior to the close of its regular trading hours ("Early Closing Time") in which event the net asset value of each Fund will be determined and its shares will be priced as of such Early Closing Time.

               Securities held by the Non-Money Market Funds which are traded on a recognized U.S. stock exchange are valued at the last sale price on the national securities market. Securities which are primarily traded on foreign securities exchanges are generally valued at the latest closing price on their respective exchanges, except when an occurrence subsequent to the time a value was established is likely to have changed such value, in which case the fair value of those securities will be determined through consideration of other factors by the Investment Adviser under the supervision of the Board of Trustees. Securities, whether U.S. or foreign, traded on only over-the-counter markets and securities for which there were no transactions are valued at the average of the current bid and asked prices. Debt Securities held by the Funds are valued according to the broadest and most representative market, which ordinarily will be the over-the-counter markets, whether in the United States or in foreign countries. Such securities are valued at the average of the current bid and asked prices. Securities for which accurate market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of the Board of Trustees. Securities may be valued on the basis of prices provided by independent pricing services when the Investment Adviser believes such prices reflect the fair market value of such securities. The prices provided by pricing services take into account institutional size trading in similar groups of securities and any developments related to specific securities. For valuation purposes, the value of assets and liabilities expressed in foreign currencies will be converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. The Funds' open futures contracts will be "marked-to-market."

               Money Market Fund

               The net asset value of the Fund for purposes of pricing purchase and redemption orders is determined by the Investment Adviser as of 12:00 Noon, Eastern Time, on each Business Day except those holidays which the Exchange, the Investment Adviser or its bank affiliates observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day).

               The assets of the Money Market Fund are valued based upon the amortized cost method. Although the Trust seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value will not vary.

                            MANAGEMENT OF THE FUNDS

Trustees and Officers of the Trust

               The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. Information about the Trustees and officers of the Trust is contained in the Statement of Additional Information.

Investment Adviser and Administrators

               First Chicago NBD Investment Management Company, located at Three First National Plaza, Chicago, Illinois 60670, is each Fund's Investment Adviser. FCNIMCO is a registered investment adviser and a wholly-owned subsidiary of The First National Bank of Chicago ("FNBC"), which in turn is a wholly-owned subsidiary of First Chicago NBD Corporation ("FCN"), a registered bank holding company. FCNIMCO also acts as investment adviser for other registered investment company portfolios.

               FCNIMCO serves as Investment Adviser for the Trust pursuant to an Investment Advisory Agreement dated October 7, 1996. Under the Investment Advisory Agreement, FCNIMCO provides the day-to-day management of each Fund's investments, subject to the overall authority of the Trust's Board of Trustees and in conformity with Delaware law and the stated policies of the Trust. FCNIMCO is responsible for making investment decisions for the Trust, placing purchase and sale orders (which may be allocated to various dealers based on their sales of Fund shares) and providing research, statistical analysis and continuous supervision of each Fund's investment portfolio.

               Under the terms of the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly fee as a percentage of each Fund's daily net assets. Each Fund's current contractual fee for advisory services and contractual and advisory fee rates for advisory and administrative services under prior agreements for the fiscal year ended December 31, 1995 (if applicable), are set forth below.


                                              Contractual     Effective Rate
                                              Fee Rate        for Advisory and
                                              for Advisory    Administrative
                               Current        Services for    Services for
                               Contractual    Year Ended      Year Ended
                               Advisory       December 31,    December 31,
                               Fee Rate       1995*           1995
                               -----------    ------------    ----------------
ASSET ALLOCATION FUNDS:
Managed Assets Balanced Fund     0.65%           0.75%           0.57%

EQUITY FUNDS:
Growth and Value Fund            0.60%           0.75%           0.75%
Mid-Cap Opportunity Fund         0.60%           0.75%           0.75%
Growth Fund                      0.60%           0.75%           0.68%
Intrinsic Value Fund             0.60%           N/A             N/A
International Equity Fund        0.80%           N/A             N/A

BOND FUNDS:
Bond Fund                        0.40%           N/A             N/A

MONEY MARKET FUNDS:
Money Market Fund                0.30%           0.45%           0.44%
                                 of first        of first
                                 $1 billion,     $1 billion,
                                 .275% of        .425% of
                                 next $1         next $1
                                 billion, .25%   billion, .40%
                                 of amount in    of amount in
                                 excess of       excess of
                                 $2 billion       $2 billion
---------

* For the fiscal year ended December 31, 1995, the Funds incurred no separate administration fee in addition to the advisory fee for administrative services rendered by NBD under the prior investment advisory agreement.

In addition, FCNIMCO is entitled to 4/10s of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any). Although the fee payable by the International Equity Fund is higher than the fee payable by other funds, the Investment Adviser believes that it is within the range of fees payable by funds with comparable investment objectives and policies.

        Claude B. Erb, First Vice President and Director of Investment Planning, is primarily responsible for the day-to-day management of the Managed Assets Balanced Fund. Mr. Erb served as Deputy Chief Investment Officer and Senior Vice President of Trust Services of America and TSA Capital Management from 1986 through 1992. Mr. Erb joined FCN in 1993.

        Gary L. Konsler, First Vice President, and Jeffrey C. Beard, First Vice President, are primarily responsible for the day-to-day management of the Growth and Value, and Growth Funds. Mr. Beard joined FCN in 1982 and Mr. Konsler joined FCN in 1973.

        Ronald L. Doyle, First Vice President, and Joseph R. Gatz, Vice President, are primarily responsible for the day-to-day management of the Mid-Cap Opportunity Fund. Mr. Doyle joined FCN in 1982 and Mr. Gatz joined FCN in 1986.

        Chris M. Gassen, Vice President, and F. Richard Neumann, Vice President, are primarily responsible for the day-to-day management of the Intrinsic Value Fund. Mr. Gassen joined FCN in 1985 and Mr. Neumann joined FCN in 1981.

        Richard P. Kost, First Vice President, and Clyde L. Carter, Jr., Assistant Vice President, are primarily responsible for the day-to-day portfolio management of the International Equity Fund. Mr. Kost joined FCN in 1964 and Mr. Carter joined FCN in 1987.

        Douglas S. Swanson, First Vice President, and Ricardo F. Cipicchio, Vice President, are primarily responsible for the day-to-day management of the Bond Fund. Mr. Swanson joined FCN in 1983 and Mr. Cipicchio joined FCN in 1989.

        Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Investment Adviser believes that the Investment Adviser and NBD may perform the advisory, administrative and custodial services for the Trust described in this Prospectus, and that the Investment Adviser and its affiliates, subject to such banking laws and regulations, may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Investment Adviser and NBD from continuing to perform investment advisory or custodial services for the Trust or require the Investment Adviser and its affiliates to alter or discontinue the services provided by them to shareholders.

        If the Investment Adviser were prohibited from performing investment advisory services for the Trust, it is expected that the Board of Trustees would recommend that shareholders approve a new agreement with another entity or entities qualified to perform such services and selected by the Board. If the Investment Adviser or its affiliates were required to discontinue all or part of their shareholder servicing activities, their customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. The Trust does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

        FCNIMCO and BISYS serve as the Trust's Co-Administrators pursuant to an Administration Agreement dated October 7, 1996. Under the Administration Agreement, FCNIMCO and BISYS generally assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Delaware law. Under the terms of the Administration Agreement, FCNIMCO and BISYS are entitled jointly to a monthly administration fee at the annual rate of .15% of each Fund's average daily net assets.

Distributor

        BISYS Fund Services, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's principal underwriter and distributor of the Funds' shares.

Transfer and Dividend Disbursing Agent and Custodian

        First Data Investor Services Group, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581-5120 serves as the Trust's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). NBD Bank, which is a wholly-owned subsidiary of First Chicago NBD Corporation, serves as the Trust's custodian (the "Custodian"). NBD conducts its custody services on behalf of the Trust at 900 Tower Drive, Troy, Michigan 48098.

Expenses

        All expenses incurred in the operation of the Trust are borne by such company, except to the extent specifically assumed by the Trust's service providers. The expenses borne by the Trust include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining each Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Trust are allocated among such Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each such Fund.

        The imposition of the advisory fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay the Investment Adviser at a later time for any amounts which may be waived, nor will the Fund reimburse the Investment Adviser for any amounts which may be assumed.


                          DIVIDENDS AND DISTRIBUTIONS

        The Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity, Growth, Intrinsic Value and International Equity Funds declare and pay dividends from net investment income quarterly, usually on the last Business Day of the quarter. The Bond Fund declares and pays dividends from net investment income monthly, usually on the last Business Day of the month. The Money Market Fund declares dividends from net investment income on each of its Business Days. Dividends usually are paid on the last Business Day of each month.

        Each Fund will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional shares of the same Fund from which they were paid at net asset value, unless payment in cash is requested.

                                     TAXES

Federal

        Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code. In order to so qualify, a Fund must comply with certain distribution, diversification, source of income and other applicable requirements. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to segregated asset accounts holding shares of the Fund would be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A failure of a Fund to qualify as a regulated investment company also could result in the loss of the tax favored status of variable annuity contracts based on a segregated asset account which invests in the Fund.


        Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a regulated investment company satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Funds intend to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified. However, the failure of a Fund to meet such conditions and to comply with such tests could cause the owners of Variable Annuity Contracts and Variable Life Insurance Policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year.

        Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a Variable Annuity Contract or Variable Life Insurance Policy.

        Persons investing in a Variable Annuity Contract or Variable Life Insurance Policy offered by a segregated asset account investing in a Fund should refer to the Prospectus with respect to such contract or policy for further tax information.


        The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. Each prospective investor should consult his own tax adviser as to the tax consequences of investments in the Funds.

                            PERFORMANCE INFORMATION

        From time to time, in advertisements or in reports to shareholders the performance of the Funds may be compared to the performance of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the performance of the Funds may be compared to the Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of thirty industrial companies listed on the New York Stock Exchange. The yields of the Money Market Fund may be compared to the Donoghue's Money Fund Average which is an average compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

        In the case of the Asset Allocation and Bond Funds, "yield" refers to the income generated by an investment in the Fund over a thirty-day period identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be earned and reinvested at a constant rate and compounded semi-annually and is shown as a percentage of the investment.

        In the case of the Money Market Fund, "yield" refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the "effective yield" slightly higher because of the compounding effect of the assumed reinvestment.

        The Non-Money Market Funds calculate their total returns on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the measuring period. Total returns may also be calculated on an "aggregate total return basis" for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return also reflect changes in the price of a Fund's shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares. When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

        Performance of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment performance of an investment in the Non-Money Funds will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than their original cost. A Fund's performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Performance data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions directly to their customer accounts in connection with investments in Fund shares will not be reflected in a Fund's performance calculations.

        The average annual total returns and aggregate total returns for the Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity and Growth Funds for the period from March 30, 1995 (commencement of operations) through June 30, 1996 are shown below:

                                  Average Annualized    Aggregate Total
                                  Total Return          Return From
                                  From Inception        Inception
                                  Through 12/31/95      Through 12/31/95
                                  ------------------    ----------------
Managed Assets Balanced Fund          15.540%              19.872%
----------------------------
Inception:  March 30, 1995

Growth and Value  Fund                21.251%              27.353%
----------------------
Inception:  March 30, 1995

Mid-Cap Opportunity Fund              17.404%              22.303%
------------------------
Inception:  March 30, 1995

Growth Fund                           17.500%              22.429%
------------
Inception:  March 30, 1995

                              GENERAL INFORMATION

        The Trust was organized as a Delaware business trust as of November 7, 1994 under a Trust Instrument. The Trust is a series fund having eight series of shares of beneficial interest, each of which evidences an interest in a separate investment portfolio. The Trust Instrument permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares ("Series") each representing interests in a portfolio and an unlimited number of classes of shares within a Series. Series A, Series B, Series C, Series D, Series E, Series F, Series G and Series H shares of the Trust represent interests in the Managed Assets Balanced Fund, Growth and Value Fund, Mid-Cap Opportunity Fund, Growth Fund, Money Market Fund, Bond Fund, Intrinsic Value Fund and International Equity Fund, respectively. Each share has $.10 par value, represents an equal proportionate interest in the Fund with other shares of the same class outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board of Trustees.

        Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and each Series entitled to vote on a matter will vote thereon in the aggregate and not by Series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Series. The rights accompanying Fund shares are legally vested in the Separate Accounts offered by the Hartford Companies and Participating Insurance Companies. However, to the extent required by law, the Hartford Companies and Participating Insurance Companies will vote Fund shares held in the Separate Accounts in a manner consistent with timely voting instructions received from the holders of Variable Annuity Contracts and Variable Life Insurance Policies. To the extent required by law, the Hartford Companies and Participating Insurance Companies will vote Fund shares held in the Separate Accounts for which no timely instructions are received from the holders of Variable Annuity Contracts and Variable Life Insurance Policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights of the participants in the Separate Accounts are more fully set forth in the Prospectus relating to those accounts issued by the Hartford Companies and Participating Insurance Companies.

        Because NBD serves the Trust as Custodian, the Trustees have established a procedure requiring three annual verifications, two of which are unannounced, of all investments held pursuant to the Custodian Agreement, to be conducted by the Trust's independent accountants.

        The Trust is not required under Delaware law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more Trustees and such meeting will be called when requested by the holders of record of 10% or more of the Trust's outstanding shares. To the extent required by law, the Trust will assist in shareholder communications in such matters.

        The Trust Instrument provides that the obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the property of the Trust or any Fund thereof, and all persons dealing with any Fund of the Trust must look solely to the Trust property belonging to such Fund for the enforcement of any claims against the Trust.


        Inquiries regarding the Trust should be made in writing to the Trust's office c/o NBD Bank, for the Pegasus Variable Annuity Fund, 900 Tower Drive, Troy, Michigan 48098. Holders of Variable Annuity Contracts and Variable Life Insurance Policies issued by the Hartford Companies and Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Hartford Companies and Participating Insurance Companies unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent public accountants. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.


        No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Funds' official sales literature in connection with the offer of the Funds' shares, and, if given or made, such other information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                           Supplemental Information

Ratings

        The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

Short-Term Investments

        Each Fund may hold the types of Cash Equivalent Securities described under Asset Allocation Fund above.

U.S. Government Obligations

        U.S. Government obligations include all types of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include interests in the foregoing securities, including collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

        Obligations of certain U.S. agencies and instrumentalities, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Bank Obligations

        Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Because the Funds may invest in securities backed by banks and other financial institutions, changes in the credit quality of these entities could cause losses to a Fund and affect its share price.

        Obligations issued or guaranteed by foreign branches of U.S. banks (commonly known as "Eurodollar" obligations) or U.S. branches of foreign banks (commonly known as "Yankee dollar" obligations) may be general obligations of the parent bank or obligations only of the issuing branch. Where the obligation is only that of the issuing branch, the parent bank has no legal duty to pay such obligation. Such obligations would thus be subject to risks comparable to those which would be present if the issuing branch were a separate bank. The Money Market Fund will not invest in a Eurodollar obligation if upon making such investment the total Eurodollar obligations which are not general obligations of domestic parent banks would thereby exceed 25% of the total assets of the Money Market Fund.

        Obligations of foreign issuers may involve risks that are different than those of obligations of domestic issuers. These risks include unfavorable political and economic developments, possible imposition of withholding taxes of interest income, possible seizure or nationalization of foreign deposits, possible establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. Banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and, generally, there may be less publicly available information regarding such issuers. The Trust could also encounter difficulties in obtaining or enforcing a judgment against a foreign issuer (including a foreign branch of a U.S. bank).

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Certain Corporate Obligations

        Commercial paper in which the Funds may invest consists of short-term, unsecured promissory notes issued by domestic or foreign entities to finance short-term credit needs.

        Commercial paper issued by corporations and other institutions, including variable rate notes and other short-term corporate obligations, must be rated in one of the two highest categories by at least two Rating Agencies, or if not rated, must have been independently determined by the Investment Adviser to be of comparable quality.

Guaranteed Investment Contracts

        Each Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index (in most cases this index will be the Salomon Brothers CD Index). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. Generally, a GIC allows a purchaser to buy an annuity with the monies accumulated under contract; however, the Funds will not purchase any such annuity. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes a part of the general assets of the issuer, and the contract is paid from the general assets of the issuer. The Funds will only purchase GICs from issuers which meet quality and credit standards established by the Investment Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Funds to be illiquid investments and subject to the limitation on illiquid investments set forth below.

Variable and Floating Rate Instruments

        Each Non-Money Market Fund may invest in variable and floating instruments, including without limitation, inverse floating rate debt instruments ("inverse floaters") some of which may be leveraged. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

        The Money Market Fund may purchase rated and unrated variable and floating rate obligations which may have stated maturities in excess of 13 months but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 13 months on not more than thirty days' notice (unless the instrument is a U.S. Government Obligation), provided that the demand feature may be sold, transferred, or assigned only with the underlying instrument involved. Such instruments may include variable rate demand notes which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

        The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In the absence of an active secondary market, variable and floating rate instruments (including inverse floaters) will be subject to a Fund's limitation on illiquid investments. See "Illiquid Securities."

Repurchase and Reverse Repurchase Agreements

        To increase its income, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). No Fund will enter into repurchase agreements with the Investment Adviser, the Distributor, or any of their affiliates, except as may be permitted by the SEC. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, marked to market daily. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

        Each Fund may also obtain funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Funds will sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.

Lending Portfolio Securities

        To increase income or offset expenses, each Fund may lend its portfolio securities to financial institutions such as banks and broker-dealers in accordance with the investment limitations described below. Agreements would require that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans could include cash or securities of the U.S. Government, its agencies or instrumentalities, some of which may bear maturities exceeding 13 months. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a particular Fund exceeds one-third of the value of its total assets. Loans of securities involve risk of delay in receiving additional collateral or in recovering the securities loaned or possible loss of rights in the collateral should the borrower of the securities become insolvent. Loans will be made only to borrowers that provide the requisite collateral comprised of liquid assets and when, in the Investment Advisers' judgment, the income to be earned from the loan justifies the attendant risks.

Zero Coupon Obligations

        Each Fund may invest in zero coupon obligations which are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Investment Adviser will consider the liquidity needs of the Funds when any investment in zero coupon obligations is made.

        Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, each Fund that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Such Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may be reduced as a result.

When Issued Purchases and Forward Commitments

        The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Funds do not earn income with respect to these transactions until the subject securities are delivered to the Funds. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

Foreign Securities

        Investments by the Funds in foreign securities, with respect to certain foreign countries, exposes a Fund to the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets or diplomatic developments that could affect investment within those countries. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Fund changes investments from one country to another.

        Furthermore, some securities purchased by each of the Funds may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the costs of such investments and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by the Funds from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Fund will reduce its net income available for distribution to investors.

Depository Receipts

        The Asset Allocation and Equity Funds may invest in securities of foreign issuers in the forms of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent.

        ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer.

        EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities and are generally denominated in foreign currencies. Generally, EDRs, in bearer form, are designed for use in the European securities markets.

Supranational Bank Obligations

        The Funds may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

Convertible Securities

        Each Non-Money Market Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Securities of Investment Companies

        Each Fund may invest in securities issued by open (and closed-end for the Non-Money Market Funds) investment companies which principally invest in securities in which the Fund invests. Under the 1940 Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Asset Backed Securities

        Asset Backed Securities acquired by the Non-Money Market Funds consist of both mortgage and non-mortgage backed securities. Asset Backed Securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders ("Asset Backed Securities"), as described below.

        The yield characteristics of Asset Backed Securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an Asset Backed Security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an Asset Backed Security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Funds, the maturity of Asset Backed Securities will be based on estimates of average life.

        Prepayments on Asset Backed Securities generally increase with falling interest rates and decrease with rising interest rates. Prepayment rates are also influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an Asset Backed Security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

        These characteristics may result in higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and Asset Backed Securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

        Mortgage backed securities represent an ownership interest in a pool of mortgages, the interest on which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, although not necessarily by the U.S. Government itself. Mortgage backed securities include collateralized mortgage obligations ("CMOs"), real estate investment trusts ("REITs") and mortgage pass-through certificates.

        CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which the Funds may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests. The Funds do not intend to purchase residual interests.

        Mortgage pass-through certificates provide the holder with a pro rata interest in the underlying mortgages. One type of such certificate in which the Funds may invest is a GNMA Certificate which is backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate which is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Privately issued mortgage backed securities will carry a rating at the time of purchase of at least A by S&P or by Moody's or, if unrated, will be in the Investment Advisers' opinion equivalent in credit quality to such rating. Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

        The Non-Money Market Funds may also invest in non-mortgage backed securities including interest in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

        Non-mortgage backed securities involve certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Most issuers of motor vehicle receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related motor vehicle receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the motor vehicle receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Stripped Government Obligations

        The Asset Allocation, Bond and Money Market Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

        SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. With respect to investments in interest only securities, should the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments may be more volatile in response to change in interest rates. The yields on a class SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage backed obligations because their cash flow patterns are more volatile. For interest only securities, there is a greater risk that the initial investment will not be fully recouped.

Municipal and Related Obligations

        Municipal Obligations that may be acquired by the Asset Allocation and Bond Funds may include general obligations, revenue obligations, notes and moral obligations bonds. Each of these Funds currently intends to invest no more than 25% of its total assets in Municipal Obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility, class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as the user of the facility being financed. Private activity bonds (i.e. bonds issued by industrial development authorities) are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved. See "Description of the Funds -- Risk Factors -- Municipal Obligations."

        Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Moral obligation bonds are normally issued by a special purpose public authority. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations also include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. The Investment Adviser will only invest in rated municipal lease/purchase agreements.

        There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Stand-By Commitments

        The Asset Allocation and Bond Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such securities yield to investors.

Custodial Receipts and Certificates of Participation

        The Asset Allocation, Bond and Money Market Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATs) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. These participations are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Options Transactions

        Each Non-Money Market Fund is permitted to invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Options transactions are a form of derivative security.

        Each Non-Money Market Fund is permitted to purchase call and put options in respect of specific securities (or groups or "baskets" of specific securities) in which the Fund may invest. A Fund may write (i.e., sell) covered call option contracts on securities owned by the Fund not exceeding 25% of the market value of its net assets at the time such option contracts are written. A Fund also may purchase call options to enter into closing purchase transactions. A Fund also may write covered put option contracts to the extent of 25% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying security or securities. A put option sold by a Fund is covered when, among other things, cash or liquid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.

        Each Non-Money Market Fund also may purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.

        Each Non-Money Market Fund also may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps. See "Interest Rate and Equity Index Swaps" below. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

        Each Non-Money Market Fund may purchase and sell call and put options on stock indices listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Futures Contracts and Options on Futures Contracts

        Each Non-Money Market Fund may enter into futures contracts and options on future contracts. They may enter into stock index futures contracts and may enter into interest rate futures contracts and currency futures contracts, and options with respect thereto. See "Options Transactions" above. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. A Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent a Fund engages in the use of futures and options on futures for other than bona fide hedging purposes, the Fund may be subject to additional risk. Although none of these Funds would be a commodity pool, each would be subject to rules of the CFTC limiting the extent to which it could engage in these transactions. Futures and options transaction are a form of derivative security. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign Currency Transactions

        The Asset Allocation and International Equity Funds may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers. They may be used to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Funds. Although forward currency exchange contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Funds also may combine forward currency exchange contracts with investments in securities denominated in other currencies.

        Each of these Funds also may maintain short positions in forward currency exchange transactions, which would involve it agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange.

Options on Foreign Currency

        The Asset Allocation and International Equity Funds may purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. The Funds may use foreign currency options for the same purposes as forward currency exchange and futures transactions, as described herein. See also "Options" and "Currency Futures and Options on Currency Futures."

Risks Associated with Futures, Options and Currency and Options

        To the extent a Non-Money Market Fund is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract or option used as a hedging device, it is possible that the hedge will not be fully effective. In futures contracts and options based on indices, the risk of imperfect correlation increases as the composition of the Fund varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of contracts, the Fund may buy or sell futures contracts or option in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

        Successful use of futures by a Non-Money Market Fund also is subject to the Investment Advisers' ability to predict correctly movements in the direction of securities prices, interest rates, currency exchange rates and other economic factors. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

        Although a Non-Money Market Fund intends to enter into futures contracts and options transactions only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. See "Illiquid Securities" above. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not, to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

        Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance on the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

Interest Rate and Equity Index Swaps

        Each Non-Money Market Fund may enter into interest rate swaps and equity index swaps, to the extent described under "Description of the Funds-Management Policies," in pursuit of its investment objective. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index which usually includes dividends. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Swaps are a form of derivative security.

        Each Non-Money Market Fund usually will enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. Each of these Funds will enter into swap transactions with counterparties only if: (i) for transactions with maturities under one year, such counterparty has outstanding short-term paper rated at least A-1 by S&P, Prime-1 by Moody's, F-1 by Fitch or Duff-1 by Duff, or (ii) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least Aa by Moody's or AA by S&P, Fitch or Duff.

        The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit on the amount of swap transactions that may be entered into by a Non-Money Market Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, the relevant Fund's risk of loss consists of the net amount of payments that such Fund contractually is entitled to receive.

Illiquid Securities

        Each Non-Money Market Fund will not knowingly invest more than 15% of the value of its net assets in securities that are illiquid and the Money Market Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Securities having legal or contractual restrictions on resale or no readily available market, and investments (including repurchase agreements, variable and floating rate instruments, GICs and time deposits) that do not provide for payment to the Funds within seven days after notice are subject to this limitation. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation.

        Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered to be illiquid so long as it is determined by the Board of Trustees or the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board of Trustees will carefully monitor any investments by a Fund in these securities.

Portfolio Turnover

        Generally, the Non-Money Market Funds will purchase securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with or in furtherance of the Fund's investment objective. Fund investments may be sold for a variety of reasons, such as more favorable investment opportunities or other circumstances. As a result, such Funds are likely to have correspondingly greater brokerage commissions and other transaction costs which are borne indirectly by shareholders. Fund turnover may also result in the realization of substantial net capital gains. (See "Taxes--Federal" in the Prospectus and "Additional Information Concerning Taxes" in the Statement of Additional Information.)

                             CROSS REFERENCE SHEET

Series A, B, C, D, E, F, G, and H Representing Interests in the Pegasus Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity, Growth and Money Market, Bond, Intrinsic Value and International Equity Funds, respectively.

                            Statement of Additional
                                  Information


Form N-1A Part B Item                               Caption
---------------------                               -------

10. Cover Page................................     Cover Page

11. Table of Contents.........................     Table of Contents

12. General Information and History...........     Description of Shares

13. Investment Objectives and Policies........     Investment Objectives,
                                                   Policies and Risk Factors

14. Management of Registrant..................     Management

15. Control Persons and Principal.............     Description of Shares
    Holders of Securities

16. Investment Advisory and Other Services....     Management

17. Brokerage Allocation and other Practices..     Investment Objectives,
                                                   Policies and Risk Factors

18. Capital Stock and Other Securities........     Net Asset Value; Additional
                                                   Purchase and Redemption
                                                   Information; Description of
                                                   Shares

19. Purchase, Redemption and Pricing..........     Net Asset Value;
    of Securities Being Offered...............     Additional Purchase and
                                                   Redemption Information

20. Tax Status................................     Additional Information
                                                   Concerning Taxes

21. Underwriters..............................     Not Applicable

22. Calculation of Performance Data...........     Additional Information on
                                                   Performance

23. Financial Statements......................     Financial Statements

                      STATEMENT OF ADDITIONAL INFORMATION


                            ____________ ___, 1997


                                    for the

                         MANAGED ASSETS BALANCED FUND
                             GROWTH AND VALUE FUND
                           MID-CAP OPPORTUNITY FUND
                                  GROWTH FUND
                             INTRINSIC VALUE FUND
                           INTERNATIONAL EQUITY FUND
                                   BOND FUND
                               MONEY MARKET FUND


                                      of

                         PEGASUS VARIABLE ANNUITY FUND

                                 c/o NBD Bank
                                900 Tower Drive
                             Troy, Michigan 48098







                  This Statement of Additional Information ("Additional Statement") is meant to be read in conjunction with the Pegasus Variable Annuity Fund's Prospectus (the "Prospectus") dated ____________, 1997 for the Funds listed above (each, a "Fund" and collectively, the "Funds"), as it may be revised from time to time, and is incorporated by reference in its entirety into the Prospectus. The Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity , Growth, Intrinsic Value, International Equity and Bond Funds are sometimes referred to herein as the "Non-Money Market Funds." Because this Additional Statement is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectus may be obtained from any office of the Distributor by writing or calling the Distributor, the Trust or the Hartford Companies. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                               TABLE OF CONTENTS
                               -----------------


                                                                         Page
                                                                         ----

      INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS...................  1

      NET ASSET VALUE.................................................... 17

      ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................... 18

      DESCRIPTION OF SHARES.............................................. 19

      ADDITIONAL INFORMATION CONCERNING TAXES............................ 20

      MANAGEMENT......................................................... 23


      INDEPENDENT PUBLIC ACCOUNTANTS..................................... 29

      COUNSEL............................................................ 29

      ADDITIONAL INFORMATION ON PERFORMANCE.............................. 30

      MISCELLANEOUS...................................................... 34

      APPENDIX A.........................................................A-1

      APPENDIX B.........................................................B-1


      FINANCIAL STATEMENTS............................................. FS-1

               INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS


                  The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

Additional Information on Portfolio Instruments

                  Attached to this Additional Statement is Appendix A which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Funds may invest.

Portfolio Transactions


                  Subject to the general supervision of the Trust's Board of Trustees, the Investment Adviser is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for each Fund.


                  The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Non-Money Market Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Non-Money Market Funds may engage in short term trading to achieve their respective investment objectives.

                  Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

                  Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

                  The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.


                  For the period ended June 30, 1996, the Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity and Growth Funds paid brokerage commissions of $9,455, $8,498, $8,393 and $3,694, respectively. For the period ended December 31, 1995, the Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity and Growth Funds paid brokerage commissions of $22,655, $13,521, $24,872 and $16, 571, respectively. For the same periods, the Money Market Fund incurred no brokerage commissions.


                  The Advisory Agreement for the Funds provides that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Investment Adviser to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

                  Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Investment Adviser. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

                  The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in or enter into repurchase or reverse repurchase agreements with the Investment Adviser, the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC or its staff. In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which Distributor or the Investment Adviser, or an affiliated person of any of them, is a member, except to the extent permitted by the SEC or its staff. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

                  Investment decisions for each Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by the Investment Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to each Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.

Eligible Securities for the Money Market Fund

                  The Money Market Fund may purchase "eligible securities" that present minimal credit risks as determined by the Investment Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Investment Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) obligations that carry a demand feature that complies with (1), (2) or (3) above, and are unconditional (i.e., readily exercisable in the event of default) or, if conditional, either they or the long term obligations of the issuer of the demand obligation are (a) rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest categories for long term debt obligations, or (b) determined by the Investment Adviser to be of comparable quality to securities which are so rated.

Equity Securities

                  Equity Securities are generally selected by the Asset Allocation and Equity Funds in a "bottom-up" manner. "Bottom-up" refers to an analytical approach to securities selection which first focuses on the company and company-related matters as contrasted to a "top-down" analysis which first focuses on the industry or the economy. In the Investment Adviser's opinion, this procedure may generally be expected to result in a portfolio characterized by lower price/earnings ratios, above average growth prospects and average market risk.

Debt Securities

                  The Investment Adviser selects Debt Securities based on anticipated interest rate changes and the use of active management strategies which may include sector rotation, intra-sector adjustments and yield curve and convexity considerations. Sector rotation involves the Investment Adviser selecting among different economic or industry sectors based upon apparent or relative attractiveness. Thus at times a sector offers yield advantages relative to other sectors. An intra-sector adjustment occurs when the Investment Adviser determines to select a particular issue within a sector. Yield curve considerations involve the Investment Adviser attempting to compare the relationship between time to maturity and yield to maturity in order to identify the relative value in the relationship. Convexity considerations consist of the Investment Adviser seeking securities that rise in price more quickly, or decline in price less quickly, than the typical security of that price risk level and therefore enable the Investment Adviser to obtain an additional return when interest rates change dramatically.

                  In acquiring particular Debt Securities, the Investment Adviser may consider, among other things, historical yield relationships between private and governmental debt securities, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon the Investment Adviser's analysis of these and other factors, a Fund's holdings of issues in particular industry sectors may be overweighted or underweighted when compared to the relative industry weightings in recognized indices. The value of the Funds can be expected to vary inversely with changes in prevailing interest rates.

Stripped U.S. Government Obligations

                  Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." To the extent consistent with their respective investment objectives, the Asset Allocation, Bond and Money Market Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, each Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S.
Treasury securities.

                  In addition, the Asset Allocation and Bond Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

                  As described in the Prospectus, such Funds may also purchase stripped mortgage-backed securities ("SMBS"). SMBS that are interest only or principal only and not issued by the U.S. Government may be considered illiquid securities if they can not be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. See "Mortgage Backed Securities."


Custodial Receipts and Certificates of Participation

                  For certain certificates of participation, the Asset Allocation, Bond and Money Market Funds will have the right to demand payment, on not more than 30 days' notice, for all or any part of their participation interests, plus accrued interest. As to these instruments, such Funds intend to exercise their rights to demand payment as needed to provide liquidity, to maintain or improve the quality of their investment portfolios or upon a default (if permitted under the terms of the instrument).


Bank Obligations

                  In accordance with its investment objective, each Fund may purchase bank obligations, which include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds invest in obligations of foreign banks or foreign branches of U.S. banks only where the Investment Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S.banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1.0 billion in total assets at the time of purchase.


Certain Corporate Obligations


                  Commercial paper, including variable and floating rate notes and other short term corporate obligations, must be rated in one of the two highest categories by at least two Rating Agencies, or if not rated, in the case of the Money Market Fund, must have been independently determined by the Investment Adviser to be of comparable quality or, in the case of the Non-Money Market Funds, must have been issued by a corporation having an outstanding bond issue rated A or higher by a Rating Agency. Bonds and other short term obligations (if not rated as commercial paper) purchased by the Funds must be rated BBB or Baa, or higher, by a Rating Agency, respectively, or if unrated, be of comparable investment quality in the judgment of the Investment Adviser.

Variable and Floating Rate Instruments

                  With respect to variable and floating rate obligations that may be acquired by each Fund, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status to meet payment on demand.


Other Investment Companies

                  The Funds intend to limit their investments in securities issued by other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or the Trust as a whole.

Lending Portfolio Securities


                  When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Repurchase Agreements and Reverse Repurchase Agreements

                  The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Trust's Custodian, in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

                  Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.


Depository Receipts


                  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. Although ADR prices are denominated in U.S. dollars, the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

When-Issued Purchases and Forward Commitments

                  A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

                  When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Mortgage Backed Securities


                  Mortgage Backed Securities Generally. Mortgage backed securities held by the Non-Money Market Funds represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to an investor such as the Funds. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.


                  Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage backed securities are described as "modified pass-through". These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

                  Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("Pcs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

                  The Federal National Mortgage Association ("FNMA") is a U.S. Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

                  The principal guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

                  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

                  The Trust expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.


                  Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Asset Allocation and Bond Funds may purchase pools of variable rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset their interest rate periodically with changes in open market interest rates. To the extent that a Fund is actually invested in VRMs, its interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage.


                  All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

                  Average Life. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

                  Returns on Mortgage Backed Securities. Yields on mortgage backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption.


                  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of a Fund. The compounding effect from reinvestments of monthly payments received by a Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.



Foreign Currency Transactions

                  When the Asset Allocation or International Equity Fund enters into a currency transaction, the Fund will deposit, if so required by applicable regulations, with the Custodian cash or readily marketable securities in a segregated account of the Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract.

                  At or before the maturity of a forward contract, the Asset Allocation or International Equity Fund either may sell a security and make delivery of the currency, or retain the security and offset as contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If an Asset Allocation or the International Equity Fund retains the security and engages in an offsetting transaction, at the time of execution of the offsetting transaction, it will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

                  The cost of currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Code, may cause the Funds to restrict the degree to which it engages in currency transactions. See "Additional Information Concerning Taxes."

Futures Contracts and Related Options

                  See Appendix B to this Additional Statement for a discussion of futures contracts and related options.

Options Trading

                  As stated in the Prospectus, each Fund, other than the Money Market Fund, may purchase and sell put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. Government securities in an amount not exceeding 5% of a Fund's net assets. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

                  A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Investment Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

                  When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund involved for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Stock Index Options


                  Each Asset Allocation and Equity Fund may purchase and write put and call options on stock indices listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

                  Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Convertible Securities

                  The Non-Money Market Funds may invest in convertible securities. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines.

Warrants


                  Each Asset Allocation and Equity Fund may invest up to 5% of its assets at the time of purchase in warrants and similar rights (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specified price valid for a specified period of time. The prices of warrants do not necessarily correlate with the prices of underlying securities.

Municipal and Related Obligations

                  To the extent consistent with its investment objective, each Asset Allocation and Bond Fund may invest in Municipal Obligations. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend in part on a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Municipal Obligations by Rating Agencies represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations with the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a Municipal Obligation may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser may consider such an event in determining whether a Fund should continue to hold the obligation.

                  The payment of principal and interest on most Municipal Obligations purchased by these Funds will depend upon the ability of the issuers to meet their obligations. For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.


                  An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights or remedies of creditors, such as the Federal Bankruptcy Code, and any laws, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

                  Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

                  Certain of the Municipal Obligations held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligations at the time of original issuance. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.


Stand-By Commitments


                  The Asset Allocation and Bond Funds may acquire "stand-by commitments" with respect to Municipal Obligations they hold. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Obligations at a specified price. Stand-by commitments may be exercisable by the Funds at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

                                      -14

                  The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). A Fund may acquire a stand-by commitment unless immediately after the acquisition, with respect to 75% of its assets not more than 5% of its total assets will be invested in instruments subject to a demand feature, including stand-by commitments, with the same institution.

                  The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. Thus, the risk of loss to the Funds in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

                  The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.


Derivative Securities

                  The Investment Adviser will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.

Additional Investment Limitations

                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may not be changed without approval of the holders of the majority of the outstanding shares of the affected Fund (as defined under "Description of Shares" below).

                  None of the Funds may:

                  1. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.


                  2. Invest in commodities, except that as consistent with a Fund's investment objective and policies (a) each Fund may purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices, and options on futures contracts or indices; and
(b) each Fund may purchase publicly traded securities of companies engaging in whole or in part in such activities.


                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.



                  In addition to the above fundamental limitations, the Funds are subject to the following non-fundamental limitations, which may be changed without a shareholder vote:


                  None of the Funds may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except, as consistent with a Fund's investment objective and policies, for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options and in options on securities or indices of securities and similar instruments, and (b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% (10% for the Money Market Fund) of its total assets in illiquid securities.


                  No Fund intends to purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its assets. Securities held in escrow or separate accounts in connection with its investment practices are not deemed to be pledging for purposes of this limitation.


                  In order to permit the sale of a Fund's shares in certain states, the Trust may make commitments with respect to a Fund more restrictive than the investment policies and limitations described above and in its Prospectus. Should the Trust determine that any such commitment is no longer in the best interests of a particular Fund, it will revoke the commitment by terminating sales of the Fund's shares in the state involved and, in the case of investors in Texas, give notice of such action.

                                NET ASSET VALUE

Non-Money Market Funds

                  The net asset value per share of each Non-Money Market Fund is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of shares of the Fund outstanding. "Assets which belong to" a Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust which are normally allocated in proportion to the relative net asset values of all of the Trust's Funds at the time of allocation. Subject to the provisions of the Trust Instrument, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund are conclusive.

Money Market Fund

                  The Money Market Fund intends to value its portfolio securities based upon their amortized cost in accordance with Rule 2a-7 under the 1940 Act. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. The value of portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

                  Pursuant to Rule 2a-7, the Money Market Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase securities having remaining maturities of 13 months or less only, and to invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the valuation of the investment holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If the deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective actions as it deems necessary and appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These actions may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten the Fund's average maturity, withholding or reducing dividends, redeeming shares in kind, splitting, combining or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.

                  The Money Market Fund calculates its dividends based on its daily net investment income which consists of (1) accrued interest and other income plus or minus amortized purchase discount or premium, (2) plus or minus all realized gains and losses on portfolio securities and (3) minus accrued expenses allocated to the Fund. Expenses of the Fund are accrued each day. As the Fund's portfolio securities are normally valued at amortized cost, unrealized gains or losses on such securities based on their market values will not normally be recognized. However, should the net asset value deviate significantly from market value, the Trustees could decide to value the securities at market value and then unrealized gains and losses would be included in net investment income.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


                  Shares of the Funds are offered and sold on a continuous basis by the Trust's Distributor, BISYS Fund Services ("BISYS"), acting as agent. As described in the Prospectus, shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to the Separate Account in a written statement of the number of shares purchased and the aggregate number of shares currently held.


                  Under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment for shares during any period when:
(a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions).

                  In addition to the situations described in the Prospectus under "Redemption of Shares," the Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                  The Trust normally redeems shares for cash. However, the Trustees can determine that conditions exist making cash payments undesirable. If they should so determine, redemption payments could be made in securities valued at the value used in determining net asset value. There may be brokerage and other costs incurred by the redeeming shareholder in selling such securities. The Trust has elected to be covered by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of net asset value during any 90-day period for any one shareholder.


                             DESCRIPTION OF SHARES

                  The Trust is an unincorporated business trust organized under Delaware law as of November 7, 1994. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into two or more series, each series relating to a separate portfolio of investments, and divide the shares of any series into two or more classes. The number of shares of each series and/or of a class within each series shall be unlimited. The Trust does not intend to issue share certificates.

                  In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. If there are any assets, income, earnings, proceeds, funds or payments, which are not readily identifiable as belonging to any particular Fund, the Trustees shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable.

                  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to particular Funds.

                  When used in the Prospectus or this Additional Statement, a "majority" of shareholders means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of the Trust or the applicable Fund, present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Trust or the applicable
Fund.

                  When issued for payment as described in the Trust's Prospectus and this Additional Statement, shares of the Funds will be fully paid and non-assessable by the Trust.

                  The Trust Instrument provides that the Trustees, when acting in their capacity as such, will not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission in his or her capacity as Trustee, or for any act or omission of any officer or employee of the Trust or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Business Trust law shall protect any Trustee against any liability to the Trust or to shareholders of record to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.



                    ADDITIONAL INFORMATION CONCERNING TAXES

                  Shares of the Funds are offered only to Separate Accounts that fund Variable Annuity Contracts issued by the Hartford Companies. See the Prospectus for such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and the Variable Annuity Contracts, and the holders thereof.

Taxes In General

                  The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date hereof; such laws and regulations may be changed by legislative or administrative action. Investors are advised to consult their tax advisers with specific reference to their own tax situations.


                  Each Fund is treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

                  In addition to the Distribution Requirement, each Fund also must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940
Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. See Appendix B -- "Accounting and Tax Treatment" -- for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the 30% test.



                  As noted in the Prospectus, each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. For information concerning the consequences of failure to meet the requirements of Section 817(h), see the Prospectus for the Variable Annuity Contracts.

                  A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so that they are not subject to backup withholding or that they are "exempt recipients."

                  Depending upon the extent of the Funds' activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws.

                                  MANAGEMENT

Trustees and Officers of the Trust


                  The names of the Trustees and executive officers of the Trust, their ages and their principal occupations for the last five years are set forth below. Each Trustee has an address at the Pegasus Variable Annuity Fund, c/o NBD Bank, 900 Tower Drive, Troy, Michigan 48098. Each Trustee also serves as a trustee of the Pegasus Funds, a registered investment company advised by the Investment Adviser.


Will M. Caldwell, Trustee

Retired; Executive Vice President, Chief Financial Officer and Director, Ford Motor Company (1979-1985); Director, First Nationwide Bank (1986-1991); Director, Air Products & Chemicals, Inc. (since 1985); Director, Zurich Holding Company of America (since 1990); Director, The Batts Group, Ltd. (since 1986); Trustee and Vice Chairman, Detroit Medical Center (1986-1991); Trustee Emeritus and Chairman of the Pension Investment Sub-Committee, Detroit Medical Center (since 1991); Trustee, Pegasus Funds. He is 70 years old.

Nicholas J. De Grazia, Trustee


Consultant, Lionel L.L.C. (since 1995); President, Chief Operating Officer and Director, Lionel Trains, Inc. (1990-1995); Vice President-Finance and Treasurer, University of Detroit (1981-1990); President (1981-1990) and Director (since 1986), Polymer Technologies, Inc.; President, Florence Development Company (1987-1990); Chairman (since 1994) and Director (1992-
1995), Central Macomb County Chamber of Commerce; Vice Chairman, Michigan Higher Education Facilities Authority (since 1991); Trustee, Pegasus Funds. He is 53 years old.


John P. Gould, Trustee, Chairman of the Board


Steven G. Rothmeier Professor (since January, 1996); Distinguished Service Professor of Economics of the University of Chicago Graduate School of Business (since 1984); Dean of the University of Chicago Graduate School of Business (1983-1993); Member of Economic Club of Chicago and Commercial Club of Chicago; Director of Harbor Capital Advisors and Dimensional Fund Advisors; Trustee, Pegasus Funds. He is 57 years old.

Marilyn McCoy, Trustee


Vice President of Administration and Planning of Northwestern University (since 1985); Director of Planning and Policy Development for the University of Colorado (1981-1985); Member of the Board of Directors of Evanston Hospital, Chicago Metropolitan YMCA,

Chicago Network and United Charities; member of the Chicago Economics Club; Trustee, Pegasus Funds. She is 48 years old.


Julius L. Pallone, Trustee

President, J.L. Pallone Associates, Consultants (since 1994); Chairman of the Board (1974- 1993), Maccabees Life Insurance Company; President and Chief Executive Officer, Royal Financial Services (1991-1993); Director, American Council of Life Insurance of Washington, D.C. (life insurance industry association) (1988-1993); Director, Crowley, Milner and Company (department store) (since 1988); Trustee, Lawrence Institute of Technology (since 1982); Director, Detroit Symphony Orchestra (since 1985); Director, Oakland Commerce Bank (since 1984) and Michigan Opera Theater (since 1981); Trustee, Pegasus Funds. He is 65 years old.

*Donald G. Sutherland, Trustee

Partner of the law firm Ice, Miller, Donadio & Ryan, Indianapolis, Indiana; Trustee, Pegasus Funds. He is 67 years old.

Donald L. Tuttle, Trustee

Vice President (since 1995), Senior Vice President (1992-1995), Association for Investment Management and Research; Senior Professor of Finance, Indiana University (1970-1991); Vice President, Trust & Investment Advisers, Inc. (1990-1991); Director, Federal Home Loan Bank of Indianapolis (1981 to 1985); Trustee, Pegasus Funds. He is 61 years old.


Mark A. Dillon, Vice President

An employee of the Distributor. He is 33 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Alaina Metz, Vice President


An employee of the Distributor since June 1995. Prior to joining the Distributor Ms. Metz was a supervisor at Alliance Capital Management L.P. in New York. She is 29 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

D'Ray Moore, Treasurer

An employee of the Distributor. She is 37 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

W. Bruce McConnel, III, Secretary

Partner of the law firm Drinker Biddle & Reath, Philadelphia, Pennsylvania. He is 53 years old, and his address is 1345 Chestnut Street, Philadelphia, Pennsylvania 19107.

* Denotes Interested Trustee.

---------

                  Each Trustee receives from the Trust and the Pegasus Funds a total annual fee of $17,000 and a fee of $2,000 for each Board of Trustees meeting attended. The Chairman is entitled to additional compensation of $4,250 per year for his services to the Trusts in that capacity. These fees are allocated among the Funds of the Trust and the Pegasus Funds based on their relative net assets. All Trustees are reimbursed for out of pocket expenses incurred in connection with attendance at meetings. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust.

                  The following table summarizes the compensation for each of the Trustees for the Trust's fiscal year ending December 31, 1995 are as follows:
                                                                  (3)
                                                                 Total
                                                              Compensation
                                        (2)                   From Fund and
                                     Aggregate                Fund Complex**
                (1)                 Compensation              Paid to Board
       Name of Board Member          from Fund*                    Member
       --------------------         ------------              --------------

Will M. Caldwell, Trustee            $21,250                  $21,250(2)+

Nicholas J. DeGrazia, Trustee        $21,250                  $21,250(2)+

John P. Gould, Trustee                   ***                  $30,000(4)+

Earl I. Heenan, Jr., ++              $24,437.50               $24,437.50(2)+
 Chairman and President

Marilyn McCoy, Trustee                   ***                  $30,000(4)+

Julius L. Pallone, Trustee ++        $21,250                  $21,250(2)+

Donald G. Sutherland, ++             $21,250                  $21,250(2)+
 Trustee

Donald L. Tuttle, Trustee ++         $21,250                  $21,250(2)+

Eugene C. Yehle, Trustee             $21,250                  $21,250(2)+
 and Treasurer


----------------------

*   Amount does not include reimbursed expenses for attending Board meetings.

** The Fund Complex consists of the Trust, the Pegasus Funds, Prairie Funds, Prairie Institutional Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc.

*** Mr. Gould and Mrs. McCoy were not trustees of the Trust during the fiscal year ended December 31, 1995.

+    Total number of investment companies in the Fund Complex from which the
Trustee receives compensation for serving as a trustee.

++   Deferred compensation in the amounts of $24,437.50, $21,250, $21,250, and $21,250 accrued during the Pegasus Funds' fiscal year ended December 31, 1995 for Earl I. Heenan, Jr., Julius L. Pallone, Donald G. Sutherland and Donald L. Tuttle, respectively.


---------

Investment Adviser


                Information about the Investment Adviser and its duties and compensation as investment adviser is contained in the Prospectus. In addition, the Investment Adviser is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any). The Investment Adviser has informed the Trust's Board of Trustees that since the inception of the Trust neither it nor any of its affiliates has engaged in and received compensation for any transactions involving lending of portfolio securities. Furthermore, neither the Investment Adviser nor any of its affiliates will do so unless permitted by the SEC or SEC staff.

                The Investment Adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by the Trust. Joint purchase of investments for the Trust and for the Investment Adviser's own investment portfolios will not be made unless permitted under the 1940 Act. The Investment Adviser's and its affiliates, respective commercial banking departments may have deposit, loan and other commercial banking relationships with issuers of securities purchased by the Trust, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by the Trust.

                For the period from January 1, 1996 through June 30, 1996, the Trust paid NBD fees for advisory and administrative services on behalf of the Funds, and reimbursed the Funds for certain other expenses as follows:


                                     Advisory Fees       Expense
                                         Paid        Reimbursements
                                     -------------   --------------

Managed Assets Balanced Fund            $47,917          $38,110
Mid-Cap Opportunity Fund                $20,865          $34,605
Growth and Value Fund                   $17,304          $32,928
Growth Fund                             $27,183          $13,720
Money Market Fund                       $ 2,820          $22,778

                For the period from March 30, 1995 (commencement of operations) through December 31, 1995, the Trust paid NBD fees for advisory and administrative services on behalf of the Funds, and reimbursed the Funds for certain other expenses as follows:


                                   Advisory Fees             Expense
                                        Paid              Reimbursements
                                   -------------          --------------

Managed Assets Balanced Fund          $ 40,501               $ 80,459
Mid-Cap Opportunity Fund              $ 16,064               $ 80,078
Growth and Value Fund                 $ 12,510               $ 67,776
Growth Fund                           $ 20,847               $ 63,458
Money Market Fund                     $  2,731               $ 60,828




                  Investment decisions for the Trust and other fiduciary accounts are made by FCNIMCO solely from the standpoint of the independent interest of the Trust and such other fiduciary accounts. FCNIMCO performs independent analyses of publicly available information, the results of which are not made publicly available. In making investment decisions for the Trust, FCNIMCO does not obtain information from any other divisions or departments of its or its affiliates' or otherwise, which is not publicly available. FCNIMCO executes transactions for the Trust only with unaffiliated dealers but such dealers may be customers of the Investment Adviser's affiliates. The Investment Adviser may make bulk purchases of securities for the Trust and for other customer accounts (but not for its own investment portfolio), in which case the Trust will be charged a pro rata share of the transaction costs incurred in making the bulk purchase. See "Investment Objectives, Policies and Risk Factors - Portfolio Transactions" above.

                FCNIMCO has agreed as Investment Adviser that it will reimburse the Trust such portions of its fees as may be required to satisfy any expense limitations imposed by state securities laws or other applicable laws. Restrictive limitations may be imposed on the Trust as a result of changes in current state laws and regulations in those states where the Trust has qualified its shares, or by a decision of the Trustees to qualify the shares in other states having restrictive expense limitations. To the Trust's knowledge, of the expense limitations in effect on the date of this Additional Statement none is more restrictive than two and one-half percent (2-1/2%) of the first $30 million of a Fund's average annual net assets, two percent (2%) of the next $70 million of the average annual net assets and one and one-half percent (1-1/2%) of the remaining average annual net assets.

                Under the terms of the Advisory Agreement, the Investment Adviser is obligated to manage the investment of each Fund's assets in accordance with applicable laws and regulations.


                The Investment Adviser will not accept Trust shares as collateral for a loan which is for the purpose of purchasing Trust shares, and will not make loans to the Trust. Inadvertent overdrafts of the Trust's account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to the Trust by the Investment Adviser.

                Under the Advisory Agreement, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from the reckless disregard of its duties and obligations under the Agreement.

Administrators

                Pursuant to an Administration Agreement dated as of October 7, 1996 with the Trust, FCNIMCO and BISYS assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Delaware law. Under the terms of the Administration Agreement, FCNIMCO and BISYS are entitled jointly to a monthly administration fee at the annual rate of .15% of each Fund's average daily net assets.

                The Trust has agreed that neither FCNIMCO nor BISYS will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the agreement with FCNIMCO or BISYS relates, except for a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of FCNIMCO or BISYS in the performance of their obligations or from reckless disregard of their obligations and duties under the Administration Agreement.

                In addition, the Administration Agreement provides that if, in any fiscal year, the aggregate expenses of a Fund, exceed the expense limitation of any state having jurisdiction over the Fund, FCNIMCO and BISYS will bear, such excess expense to the extent required by state law.


                The aggregate of the fees payable to FCNIMCO and BISYS is not subject to reduction as the value of the Funds' net assets increases.



Custodian and Transfer Agent


                As Custodian for the Trust, NBD (i) maintains a separate account or accounts in the name of each Fund, (ii) collects and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of the portfolio securities of each Fund and (iv) makes periodic reports to the Trust's Board of Trustees concerning the Trust's operations.

                For its services as Custodian, NBD is entitled to receive from the Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity, Growth, Intrinsic Value, International Equity and Bond Funds fees at the following annual rates based on the aggregate market value of such Funds' portfolio securities, held as Custodian:
 .03% of the first $20 million; .025% of the next $20 million; .02% of the next $20 million; .015% of the next $40 million; .0125% of the next $200 million; and .01% of the balance over $300,000,000. NBD will receive an annual account fee of $1,000 and $1.54 per month per security held in each of these Funds. In addition, NBD, as Custodian, is entitled to receive $50 for each cash statement and inventory statement and $13 for each pass-through certificate payment, $35 for each option transaction requiring escrow receipts and $20 for all other security transactions.

                For its services as Custodian, NBD is entitled to receive from the Money Market Fund $11.00 for each clearing and settlement transaction and $23.00 for each accounting and safekeeping service with respect to investments, in addition to activity charges for master control and master settlement accounts.

                  First Data Investor Services Group, Inc. serves as the Trust's transfer agent pursuant to the Transfer Agency Agreement.


Distributor

                The Trust's shares are offered on a continuous basis through BISYS, which acts under the Distribution Agreement as Distributor for the Trust.


                        INDEPENDENT PUBLIC ACCOUNTANTS


                Arthur Andersen LLP, independent public accountants, 500 Woodward Avenue, Detroit, Michigan 48226-3424, serve as auditors for the Trust. The financial statements included in this Statement of Additional Information and the financial highlights included in the Prospectus, with respect to the Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity, Growth and Money Market Funds, have been derived from such Funds' financial statements which have been audited by Arthur Andersen LLP, as indicated in its reports with respect thereto, and are included herein in reliance upon the authority of said firm as an expert in giving said reports.


                                    COUNSEL

                Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Trust, is a partner), 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to the Trust.

                     ADDITIONAL INFORMATION ON PERFORMANCE

                  From time to time, the total return of each Fund and the yields of the Managed Assets Balanced, Bond and Money Market Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling 1-800-688-3350.

Non-Money Market Funds

                Total Return Calculations. Each Non-Money Market Fund computes its "average annual total return" by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                         ERV  1/n
                T =  [(-------) - 1]
                         P

        Where:     T =  average annual total return.

                 ERV= ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                   P = hypothetical initial payment of $1,000.

                   n = period covered by the computation, expressed in terms of years.

                The Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                        ERV
                T = (-------) - 1
                         P

                The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees changed to all shareholders accounts, assuming an account size equal to a Fund's mean (or median) account size for any fees that vary with size of the account. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.


                The average annual total returns and aggregate annual total returns for the Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity and Growth Funds for the periods from March 30, 1995 (commencement of operations) through December 31, 1995 and March 30, 1995 (commencement of operations) through June 30, 1996 are shown below:

                                 Average Annual       Average Annual      Aggregate Annual       Aggregate
                                 Total Return         Total Return        Total Return         Total Return
                                 From Inception       From Inception      From Inception       From Inception
                                 Through 12/31/95     Through 6/30/96     Through 12/31/95     Through 6/30/96
                                 ----------------     ---------------     ----------------     ---------------


Asset Allocatios Balanced Fund         20.15%              15.540%              20.15%              19.872%
------------------------------
Inception:  March 30, 1995

Growth and Value Fund                  22.75%              21.251%              22.75%              27.353%
---------------------
Inception:  March 30, 1995

Mid-Cap Opportunity Fund               14.20%              17.404%              14.20%              22.303%
------------------------
Inception:  March 30, 1995

Growth Fund                            18.82%              17.500%              18.82%              22.429%
-----------
Inception:  March 30, 1995




Asset Allocation, Bond and Money Market Funds

                  The "yield" and "effective yield" of the Asset Allocation, Bond and Money Market Funds described in the Prospectus are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for the Money Market Fund is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for the Fund is computed by compounding the Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries on their customers for cash management and other services are not reflected in the Fund's calculations of yields.

                  The Asset Allocation and Bond Funds' yield is calculated by dividing the Fund's net investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                          a-b
         Yield = 2 [(----- + 1)6 - 1]
                           cd

Where:    a =     dividends and interest earned during the period.

          b =     expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = maximum offering price per share on the last day of the period.

                  Because the Money Market Fund values its portfolio on an amortized cost basis, it is expected that there is likely to be no material difference between net income for dividend and for standardized yield quotation purposes.

                  For the seven-day period ended June 30, 1996, the annualized yield and effective yield for the Money Market Fund were 4.768% and 4.882%, respectively. For the thirty-day period ended June 30, 1996, the yield for the Managed Assets Balanced Fund was 1.539%.

                  For the seven-day period ended December 31, 1995, the annualized yield and effective yield for the Money Market Fund were 5.091% and 5.220%, respectively. For the thirty-day period ended December 31, 1995, the yield for the Managed Assets Balanced Fund was 1.756%.

Other Performance Information

                  The Funds may from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Literature") total return figures that are not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing the Funds' total returns with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Funds may calculate their returns for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.


                  The Funds may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable instruments), economic conditions, risk and volatility assessments, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the view of the Trust as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund [and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.] Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                 MISCELLANEOUS

                  As of the date hereof, all of the issued and outstanding shares of each Fund were owned by Hartford Life Insurance Company, a Connecticut corporation with principal offices at 200 Hopmeadow Street, Simsbury, Connecticut 06089 and ITT Hartford Life and Annuity Insurance Company, Separate Account Six, a Wisconsin corporation with principal offices at 505 Highway 169 North, Minneapolis, Minnesota 55441, however its mailing address is PO Box 5085, Hartford, CT 06102-5085. All such shares are held in Separate Accounts pursuant to Variable Annuity Contracts.

                                  APPENDIX A
                                  ----------


Commercial Paper Ratings

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                  "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

                  "B" -   Issue has only a speculative capacity for timely
payment.

                  "C" -   Issue has a doubtful capacity for payment.

                  "D" -   Issue is in payment default.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuer does not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

                  "A1" - Obligations are supported by the highest capacity for timely repayment.

                  "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

                  "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

                  "B"   -  Obligations for which there is an uncertainty as
to the capacity to ensure timely repayment.

                  "C"   -  Obligations for which there is a high risk of
default or which are currently in default.


Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A"   -  Debt is considered to have a strong capacity to
pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher- rated categories.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                  "B"   -  Debt has a greater vulnerability to default but
currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                  "C"   -  This rating is typically applied to debt
subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D"   -  Debt is in payment default. This rating is used
when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r"   -  This rating is attached to highlight derivative,
hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A"   -  Bonds possess many favorable investment attributes
and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A"   -  Debt possesses protection factors which are average
but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                  The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A"   -  Bonds considered to be investment grade and of high
credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A"   -  Obligations for which there is a low expectation of
investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                  IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A"   -  This designation indicates that the ability to repay
principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D"   -  This designation indicates that the long-term debt
is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1"- The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                  "SP-2"- The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                  "SP-3"- The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B
                                  ----------

                  As stated in the Prospectus, each of the Non-Money Market Funds may enter into futures contracts and related options for hedging purposes.

I.  Interest Rate Futures Contracts


                  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Non-Money Market Funds may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.


                  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Non-Money Market Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; three-month United States Treasury Bills; and ninety-day commercial paper. Non-Money Market Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.


                  Examples of Futures Contract Sale. A Non-Money Market Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Investment Adviser wishes to hedge the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Investment Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.


                  In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.


                  The Investment Adviser could be wrong in their forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being hedged, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.


                  If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  Examples of Futures Contract Purchase. The Non-Money Market Funds might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Investment Adviser wishes to hedge the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Investment Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. A Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of
100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

                  The Investment Adviser could be wrong in their forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that a Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that a Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.


                  In each transaction, expenses would also be incurred.

II.  Index Futures Contracts


                  A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Equity Funds may sell index futures contracts in order to hedge against a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to hedge against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds may purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Funds may purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Funds may utilize index futures contracts in anticipation of changes in the composition of their portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to hedge against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.


                  The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE: Buy the Future
               Hedge Objective: Protect Against Increasing Price

              Portfolio                                   Futures

                                               -Day Hedge is Placed-


Anticipate Buying $62,500               Buying 1 Index Future at 125
         Equity Portfolio                         Value of Futures =
                                                    $62,500/Contract

                                               -Day Hedge is Lifted-

Buy Equity Portfolio with               Sell 1 Index Future at 130
         Actual Cost = $65,000                    Value of Futures = $65,000/
Increase in Purchase Price =                               Contract
         $2,500                                   Gain on Futures =  $2,500

                  HEDGING A STOCK PORTFOLIO: Sell the Future
               Hedge Objective: Protect Against Declining
                            Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 =$62,500
Portfolio Beta Relative to the Index = 1.0

              Portfolio                                   Futures

                                               -Day Hedge is Placed-


Anticipate Selling $1,000,000                    Sell 16 Index  Future at 125
         Equity Portfolio                        Value of Futures = $1,000,000

                                               -Day Hedge is Lifted-

Equity Portfolio-Own                             Buy 16 Index Future at 120
       Stock with Value = $960,000             Value of Futures = $960,000
       Loss in Portfolio Value = $40,000     Gain on Futures = $40,000


                  If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.


                  ANTICIPATORY PURCHASE HEDGE: Buy the Future
               Hedge Objective: Protect Against Increasing Price

              Portfolio                       Futures

                                            -Day Hedge is Placed-

Anticipate Buying $62,500                   Buying 1 Index Futures at 125
         Equity Portfolio                    Value of Futures = $62,500/
                                                    Contract

                                            -Day Hedge is Lifted-

Buy Equity Portfolio with                    Sell 1 Index Futures at 120
         Actual Cost - $60,000                Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                  Contract
                                              Loss on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO: Sell the Future
               Hedge Objective: Protect Against Declining
                            Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

                  Portfolio                          Futures
                  ---------                          -------

                                              -Day Hedge is Placed-

Anticipate Selling $1,000,000                 Sell 16 Index Futures at 125
         Equity Portfolio                     Value of Futures = $1,000,000

                                              -Day Hedge is Lifted-

Equity Portfolio-Own                           Buy 16 Index Futures at 130
         Stock with Value = $1,040,000         Value of Futures = $1,040,000
         Gain in Portfolio = $40,000           Loss of Futures = $40,000


III.  Margin Payments


                  Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts


                  There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, of if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

                  Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                  In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts (or options), will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.


                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

                  Successful use of futures by a Fund is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.  Options on Futures Contracts


                  Each Non-Money Market Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.


VI.  Accounting and Tax Treatment

                  Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                  Generally, futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures generally receive federal tax treatment similar to that described above.

                  Certain foreign currency contracts entered into by a Fund may be subject to the "mark-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

                  Some of the Funds' investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following:
(1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not a part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  As described more fully in "Additional Information Concerning Taxes," a regulated investment company must derive less than 30% of its gross income from gains realized on the sale or other disposition of securities and certain other investments held for less than three months. With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Trustees and Shareholders of
   The Woodward Variable Annuity Fund:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of THE WOODWARD VARIABLE ANNUITY FUND (comprising, as indicated in Note 1, the Balanced, Growth/Value, Opportunity, Capital Growth and Money Market Funds) as of December 31, 1995, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from inception (as indicated in Note
1) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts and confirmation of securities owned as of December 31, 1995, by inspection and correspondence with custodians, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting The Woodward Variable Annuity Fund as of December 31, 1995, and the results of their operations, the changes in their net assets and the financial highlights for the period from inception (as indicated in Note 1) through December 31, 1995 in conformity with generally accepted accounting principles.

                                                    ARTHUR ANDERSEN LLP

Detroit, Michigan,
  February 19, 1996.

                       THE WOODWARD VARIABLE ANNUITY FUND
                      STATEMENTS OF ASSETS AND LIABILITIES

                               December 31, 1995


                                                         BALANCED    GROWTH/VALUE   OPPORTUNITY   CAPITAL GROWTH   MONEY MARKET
                                                           FUND          FUND           FUND           FUND            FUND
                                                        -----------  ------------   -----------    -------------   ------------
ASSETS:
Investment in securities:
      At cost                                           $10,304,271    $3,372,053     $4,643,314     $5,914,427      $1,116,942
                                                        ===========    ==========     ==========     ==========      ==========
      At value (Note 2)                                 $11,057,591    $3,682,218     $4,878,819     $6,425,745      $1,121,034
Cash                                                             --            --             --             --          16,276
Receivable for securities sold                               11,794            --         66,978             --              --
Receivable for shares purchased                              72,720        43,692          2,310          2,333              --
Income receivable                                            57,106         7,666          5,065          5,699           5,246
Deferred organization costs, net (Note 2)                    25,155        25,155         25,155         25,155          25,155
Prepaids and other assets                                    12,774         4,560          6,484          5,489          11,910
                                                        -----------    ----------     ----------     ----------      ----------
      TOTAL ASSETS                                       11,237,140     3,763,291      4,984,811      6,464,421       1,179,621
                                                        -----------    ----------     ----------     ----------      ----------
LIABILITIES:
Payable for securities purchased                              6,654         2,495          3,327         19,961              --
Accrued investment advisory fees                              6,866         2,299          2,976          4,014             437
Accrued custodial fees                                        4,143         1,861          2,716          1,066             625
Dividends payable                                                --            --             --             --             495
Other payables and accrued expenses                           8,601         2,945          3,427          4,444           2,172
                                                        -----------    ----------     ----------     ----------      ----------
      TOTAL LIABILITIES                                      26,264         9,600         12,446         29,485           3,729
                                                        -----------    ----------     ----------     ----------      ----------
      NET ASSETS                                        $11,210,876    $3,753,691     $4,972,365     $6,434,936      $1,175,892
                                                        ===========    ==========     ==========     ==========      ==========
Net assets consist of:
Capital shares (unlimited number of shares
  authorized, par value $.10 per share)                 $    99,514    $   32,280     $   45,113     $   56,584      $  117,589
Additional paid-in capital                               10,304,398     3,378,827      4,728,998      5,863,045       1,058,303
Accumulated undistributed net investment income               1,628            22             43             50              --
Accumulated undistributed net realized gains (losses)        52,016        32,397        (37,294)         3,939              --
Net unrealized appreciation on investments                  753,320       310,165        235,505        511,318              --
                                                        -----------    ----------     ----------     ----------      ----------
      TOTAL NET ASSETS                                  $11,210,876    $3,753,691     $4,972,365     $6,434,936      $1,175,892
                                                        ===========    ==========     ==========     ==========      ==========
Shares of capital stock outstanding                         995,136       322,802        451,125        565,837       1,175,892
                                                        ===========    ==========     ==========     ==========      ==========
Net asset value and redemption price per share          $     11.27    $    11.63     $    11.02     $    11.37      $     1.00
                                                        ===========    ==========     ==========     ==========      ==========

See accompanying notes to financial statements.

                       THE WOODWARD VARIABLE ANNUITY FUND
                            STATEMENTS OF OPERATIONS

                     For the Period Ended December 31, 1995


                                                       BALANCED   GROWTH/VALUE   OPPORTUNITY   CAPITAL GROWTH   MONEY MARKET
                                                         FUND         FUND           FUND           FUND            FUND
                                                       --------   ------------   -----------   --------------   ------------
INVESTMENT INCOME (Note 2):
  Interest                                             $182,069     $  7,942       $ 12,754       $ 14,905        $ 35,048
  Dividends                                              58,307       35,714         19,400         30,878              --
                                                       --------     --------       --------       --------        --------
      TOTAL INVESTMENT INCOME                           240,376       43,656         32,154         45,783          35,048
                                                       --------     --------       --------       --------        --------
EXPENSES (Notes 2, 3 and 5):
  Investment advisory fee                                40,501       12,510         16,064         20,847           2,731
  Professional fees                                      13,669       13,524         14,396         13,524          13,524
  Custodial fee                                          29,452       19,441         31,017         14,326           5,176
  Transfer and dividend disbursing agent fees             3,337        3,321          3,344          3,346           3,246
  Amortization of deferred organization costs             4,439        4,439          4,439          4,439           4,439
  Marketing expense                                      26,604       26,604         26,604         26,604          26,604
  Registration, filing fees and other expenses            8,242        2,056          2,178          3,872           8,156
  Less: Expense reimbursement                           (80,459)     (67,776)       (80,078)       (63,458)        (60,828)
                                                       --------     --------       --------       --------        --------
    NET EXPENSES                                         45,785       14,119         17,964         23,500           3,048
                                                       --------     --------       --------       --------        --------
NET INVESTMENT INCOME                                   194,591       29,537         14,190         22,283          32,000
                                                       --------     --------       --------       --------        --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains (losses)                            52,016       35,828        (36,276)         8,122              --
  Net change in unrealized appreciation on
    investments                                         753,320      310,165        235,505        511,318              --
                                                       --------     --------       --------       --------        --------
    NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS    805,336      345,993        199,229        519,440              --
                                                       --------     --------       --------       --------        --------
NET INCREASE IN NET ASSETS FROM OPERATIONS             $999,927     $375,530       $213,419       $541,723        $ 32,000
                                                       ========     ========       ========       ========        ========

See accompanying notes to financial statements.

                       THE WOODWARD VARIABLE ANNUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     BALANCED      GROWTH/VALUE    OPPORTUNITY    CAPITAL GROWTH    MONEY MARKET
                                                       FUND            FUND            FUND            FUND             FUND
                                                  -------------    ------------    -----------    --------------    ------------
                                                   Period Ended    Period Ended    Period Ended    Period Ended     Period Ended
                                                  Dec. 31, 1995   Dec. 31, 1995   Dec. 31, 1995    Dec. 31, 1995   Dec. 31, 1995
                                                  -------------   -------------   -------------    -------------   -------------
FROM OPERATIONS:
  Net investment income                            $   194,591      $   29,537      $   14,190      $   22,283       $   32,000
  Net realized gains (losses)                           52,016          35,828         (36,276)          8,122               --
  Net change in unrealized appreciation on
    investments                                        753,320         310,165         235,505         511,318               --
                                                   -----------      ----------      ----------      ----------       ----------
  Net increase in net assets from operations           999,927         375,530         213,419         541,723           32,000
                                                   -----------      ----------      ----------      ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
  From net investment income                          (192,963)        (29,515)        (14,147)        (22,233)         (32,000)
  From realized gains                                       --          (3,431)             --          (4,183)              --
  In excess of realized gains                               --              --          (1,018)             --               --
                                                  -----------      ----------      ----------      ----------       ----------
    Total distributions                               (192,963)        (32,946)        (15,165)        (26,416)         (32,000)
                                                   -----------      ----------      ----------      ----------       ----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                         10,294,774       3,508,134       4,792,328       6,001,443        1,168,068
  Net asset value of shares
    issued in reinvestment of distributions to
    shareholders                                       192,963          32,946          15,165          26,416           31,505
                                                   -----------      ----------      ----------      ----------       ----------
                                                    10,487,737       3,541,080       4,807,493       6,027,859        1,199,573
  Less: payments for shares redeemed                   (83,825)       (129,973)        (33,382)       (108,230)         (23,681)
                                                   -----------      ----------      ----------      ----------       ----------
  Net increase in net assets from capital share
transactions                                        10,403,912       3,411,107       4,774,111       5,919,629        1,175,892
                                                   -----------      ----------      ----------      ----------       ----------
NET INCREASE IN NET ASSETS                          11,210,876       3,753,691       4,972,365       6,434,936        1,175,892
NET ASSETS:
  Beginning of period                                       --              --              --              --               --
                                                   -----------      ----------      ----------      ----------       ----------
  End of period                                    $11,210,876      $3,753,691      $4,972,365      $6,434,936       $1,175,892
                                                   ===========      ==========      ==========      ==========       ==========
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                          985,257         331,700         452,879         573,282        1,168,068
  Shares issued in reinvestment of
  distributions to shareholders                         17,604           2,942           1,398           2,411           31,505
                                                   -----------      ----------      ----------      ----------       ----------
                                                     1,002,861         334,642         454,277         575,693        1,199,573
  Less: shares redeemed                                 (7,725)        (11,840)         (3,152)         (9,856)         (23,681)
                                                   -----------      ----------      ----------      ----------       ----------
NET INCREASE IN SHARES OUTSTANDING                     995,136         322,802         451,125         565,837        1,175,892
CAPITAL SHARES:
  Beginning of period                                       --              --              --              --               --
                                                   -----------      ----------      ----------      ----------       ----------
  End of period                                        995,136         322,802         451,125         565,837        1,175,892
                                                   ===========      ==========      ==========      ==========       ==========

See accompanying notes to financial statements.

                  THE WOODWARD VARIABLE ANNUITY BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995


                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 13.90%
  Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2/96 (secured by various U.S. Treasury
    Strips with maturities ranging from 2/15/96
    through 11/15/05, and U.S. Treasury Notes, 5.50%,
    11/15/98, all held at Chemical Bank)                $1,536,830     $1,536,830
                                                                       ----------
  (Cost $1,536,830)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 34.16%
  U.S. Treasury Securities -- 15.45%
    Principal Strip from U.S. Treasury Securities
     due:
      11/15/18                                             100,000         24,289
      8/15/20                                              450,000         97,956
    Strip from U.S. Treasury Securities due:
      5/15/13                                              250,000         86,937
    U.S. Treasury Bonds:
      12.750%, 11/15/10                                    300,000        456,936
      10.375%, 11/15/12                                    150,000        207,375
    U.S. Treasury Notes:
      6.125%, 7/31/96                                      325,000        326,573
      7.875%, 1/15/98                                       50,000         52,539
      5.250%, 7/31/98                                      350,000        350,109
      6.375%, 8/15/02                                      100,000        105,094
                                                                       ----------
  (Cost $1,578,180)                                                     1,707,808
                                                                       ----------
  Agency Obligations -- 18.71%
    Federal Home Loan Mortgage Corp. Gtd. Multi-Class
      Mortgage Participation Ctfs.:
        Series 11 Class D, 9.500%, 7/15/19                  50,000         55,643
        Series 22 Class C, 9.500%, 4/15/20                  13,811         15,647
        Series 47 Class F, 10.000%, 6/15/20                100,000        111,883
        Series 1084 Class F, AR, 5/15/21                   100,000        101,996
        Series 1084 Class S, IF, 5/15/21                    70,000         91,000
        Series 1297 Class H, 7.500%, 1/15/20                39,217         40,177
        Series 1360 Class PK, 10.000%, 12/15/20             25,000         28,699
        Series 1378 Class H, 10.000%, 1/15/21               50,000         57,604
        Series 1489 Class L, 5.500%, 4/15/08                83,485         81,452
        Series 1491 Class MA, 6.750%, 11/15/22             130,357        128,825
        Series 1483 Class E, 6.500%, 2/15/20                40,000         39,976
        Series 1531 Class K, 6.000%, 4/15/08                86,704         84,101
        Series 1585 Class NB, IF, 9/15/23                   24,166         19,574
        Series 1586 Class A, 6.000%, 9/15/08                33,592         32,322
        Series 1604 Class SE, IF, 11/15/08                  46,758         37,407
        Series 1606 Class LD, IF, 5/15/08                   30,763         23,082
        Series 1686 Class A, 5.000%, 2/15/24                46,225         41,220
        Series 1757-A Class A, 9.500%, 5/15/23              88,305         93,934
        Series 1796-A Class S, IF, 2/15/09                  25,000         18,875
    Federal National Mortgage Assn. Pass Thru
      Securities: Guaranteed Remic Trust:
        1989 Class 69-G, 7.600%, 10/25/19                   50,000         51,587
        1990 Class 1-D, 8.800%, 1/25/20                     50,000         53,128
        1990 Class 143-J, 8.750%, 12/25/20                  75,000         80,406
        1991 Class 144-PZ, 8.500%, 6/25/21                  71,161         75,277
        1993 Class 32-K, 6.000%, 3/25/23                    41,974         40,361
        1993 Class 139-SG, IF, 8/25/23                      86,582         67,128
        1993 Class 155-LA, 6.500%, 5/25/23                  43,397         42,812
        1993 Class 190-SE, IF, 10/25/08                     49,847         38,740
        1993 Class 214-L, 6.000%, 12/25/08                  83,876         82,900
        1993 Class 223-FB, AR, 12/25/23                     37,914         37,345
        1993 Class 223-SB, IF, 12/25/23                     14,582         11,666
        1994 Class 19-C, 5.000%, 1/25/24                    41,644         38,500
        1995 Class 13-B, 6.500%, 3/25/09                    96,054         93,922
        1992-G Class 42-Z, 7.000%, 7/25/22                  63,097         62,144
        1994-G Class 13-ZB, 7.000%, 11/17/24                53,615         51,320
    Government National Mortgage Assn. Pass Thru
      Ctfs. Guaranteed Remic Series 1994, Class SA,
      IF, 10/16/22                                         302,600         19,291

                                        FS-5

    Government National Mortgage Assn. Pass Thru
     Pool:
      #297628, 8.000%, 9/15/22                              38,093         39,795
      #313110, 7.500%, 11/15/22                             76,901         79,264
                                                                       ----------
  (Cost $1,977,423)                                                     2,069,003
                                                                       ----------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                            3,776,811
                                                                       ----------
  (Cost $3,555,603)

CORPORATE BONDS AND NOTES -- 0.91%
  Finance -- 0.91%
    Ford Credit Grantor Trust Asset Backed Ctf.
      Series 1994-A, Class A, 6.350%, 5/15/99               52,136         52,679
    Nationsbank Auto Grantor Trust Asset Backed Ctf.
      Series 1995-A, Class A, 5.85%, 6/15/02                48,214         48,491
                                                                       ----------
TOTAL CORPORATE BONDS AND NOTES                                           101,170
                                                                       ----------
  (COST $100,592)
                                                            Shares
                                                            -------

COMMON STOCKS -- 51.03%
  Aerospace -- 1.35%
    Boeing Co.                                               1,900        148,912
                                                                      -----------
  Air Transport -- 0.14%
    Air Express International Corp.                            700         16,100
                                                                      -----------

  Apparel -- 0.87%
    Nine West Group, Inc. *                                    350         13,125
    Russell Corp.                                            3,000         83,250
                                                                      -----------
                                                                           96,375
                                                                      -----------
    Banks -- 2.44%
    Barnett Banks, Inc.                                      1,600         94,400
    Charter One Financial, Inc.                                550         16,844
    Commerce Bancshares, Inc.                                  210          8,032
    Fleet Financial Group, Inc.                              3,200        130,400
    TCF Financial Corp.                                        600         19,875
                                                                      -----------
                                                                          269,551
                                                                      -----------
  Business Machines -- 1.05%
    Autodesk, Inc.                                           1,750         59,938
    Diebold, Inc.                                              300         16,612
    InterVoice, Inc. *                                         300          5,700
    Komag, Inc. *                                              400         18,450
    Xilinx, Inc. *                                             500         15,250
                                                                      -----------
                                                                          115,950
                                                                      -----------
  Business Services -- 3.91%
    American Management System, Inc. *                         450         13,500
    CDI Corp. *                                                400          7,200
    Deluxe Corp.                                             2,900         84,100
    DST Systems, Inc. *                                        200          5,700
    Dun & Bradstreet Corp.                                   1,500         97,125
    G & K Services, Inc. Class A                               400         10,200
    Interpublic Group of Companies, Inc.                     1,700         73,738
    Omnicom Group, Inc.                                        400         14,900
    SunGard Data Systems, Inc. *                               500         14,250
    WMX Technologies, Inc.                                   3,000         89,625
    Zilog, Inc. *                                              600         21,975
                                                                      -----------
                                                                          432,313
                                                                      -----------
  Chemicals -- 2.91%
    Dow Chemical Co.                                         1,300         91,488
    Great Lakes Chemical Corp.                               1,800        129,600
    RPM, Inc.                                                1,000         16,500
    Sigma-Aldrich Corp.                                      1,700         84,150
                                                                      -----------
                                                                          321,738
                                                                      -----------

                                   FS-6

  Construction -- 3.36%
    Crane Co.                                                  600         22,125
    Masco Corp.                                              3,200        100,400
    Stanley Works                                            2,000        103,000
    York International Corp.                                 3,100        145,700
                                                                      -----------
                                                                          371,225
                                                                      -----------
  Consumer Durables -- 1.10%
    Durakon Industries, Inc. *                                 400          5,000
    Invacare Corp.                                             200          5,050
    Leggett & Platt, Inc.                                      400          9,700
    Rubbermaid, Inc.                                         4,000        102,000
                                                                      -----------
                                                                          121,750
                                                                      -----------
  Containers -- 0.62%
    AptarGroup, Inc.                                           500         18,687
    Crown Cork & Seal Co., Inc. *                            1,200         50,100
                                                                      -----------
                                                                           68,787
                                                                      -----------
  Drugs and Medicine -- 5.77%
    Abbott Laboratories                                      2,200         91,850
    Bristol-Myers Squibb Co.                                 1,400        120,225
    Community Health System, Inc.                              300         10,688
    Health Care & Retirement Corp. *                           300         10,500
    Merck & Co., Inc.                                        1,500         98,625
    Scherer (R.P.) Corp. *                                     250         12,281
    Schering-Plough Corp.                                    2,600        142,350
    Sybron International Corp. *                               600         14,250
    US Healthcare, Inc.                                      2,700        125,550
    Vivra, Inc. *                                              450         11,306
                                                                      -----------
                                                                          637,625
                                                                      -----------
  Electronics -- 2.23%
    Allen Group Inc.                                           600         13,425
    Belden, Inc.                                               850         21,888
    Dynatech Corp. *                                         1,000         17,000
    General Motors Corp. Class E                             2,700        140,400
    Holophane Corp. *                                          575         12,506
    MEMC Electronic Materials *                                350         11,419
    Molex, Inc. Class A Non-Voting                             450         13,781
    3COM Corp. *                                               200          9,325
    Vishay Intertechnology, Inc. *                             200          6,300
                                                                      -----------
                                                                          246,044
                                                                      -----------
  Energy and Utilities -- 1.51%
    Entergy Corp.                                            1,500         43,875
    MCN Corp.                                                5,300        123,225
                                                                      -----------
                                                                          167,100
                                                                      -----------
  Energy Raw Materials -- 2.36%
    Apache Corp.                                               600         17,700
    Burlington Resources, Inc.                               2,000         78,500
    Schlumberger Ltd.                                        2,200        152,350
    Southwestern Energy Co.                                  1,000         12,750
                                                                      -----------
                                                                          261,300
                                                                      -----------
  Food and Agriculture -- 1.85%
    ConAgra, Inc.                                            1,700         70,125
    Sysco Corp.                                              3,700        120,250
    Universal Foods Corp.                                      350         14,044
                                                                      -----------
                                                                          204,419
                                                                      -----------
  Insurance -- 3.62%
    American International Group, Inc.                       1,225        113,312
    Chubb Corp.                                              1,500        145,125
    Citizens Corp.                                             700         13,038
    First Colony Corp.                                       4,500        114,187
    Transatlantic Holdings, Inc.                               200         14,675
                                                                      -----------
                                                                          400,337
                                                                      -----------

                                FS-7

  International Oil -- 0.64%
    Royal Dutch Petroleum Co., N.Y.
Registry                                                       500         70,562
                                                                      -----------
  Liquor -- 0.97%
    Anheuser Busch Companies, Inc.                           1,600        107,000
                                                                      -----------
  Media -- 2.29%
    Banta Corp.                                                400         17,600
    Gannett Co., Inc.                                        2,000        122,750
    Washington Post Co. Class B                                400        112,800
                                                                      -----------
                                                                          253,150
                                                                      -----------
  Miscellaneous and Conglomerates --
   1.10%
    Arctco, Inc.                                               600          7,800
    Culligan Water Technologies, Inc. *                        400          9,700
    DENTSPLY International, Inc.                               450         18,000
    Department 56, Inc. *                                      150          5,756
    Greenfield Industries, Inc.                                650         20,313
    Health Management Associates, Inc.
      Class A *                                                550         14,369
    Littlefuse, Inc. *                                         400         14,700
    Minerals Technologies, Inc.                                400         14,600
    Wolverine Tube, Inc. *                                     450         16,875
                                                                      -----------
                                                                          122,113
                                                                      -----------
  Miscellaneous Finance -- 1.21%
    A.G. Edwards, Inc.                                         600         14,325
    Executive Risk, Inc.                                       600         17,400
    FINOVA Group, Inc.                                         650         31,363
    GMAC Investment Corp.                                      250         11,000
    Idex Corp.                                                 300         12,300
    PMI Group, Inc.                                            450         20,362
    Prudential Reinsurance Holding                             700         16,362
    Scotsman Industries, Inc.                                  600         10,575
                                                                      -----------
                                                                          133,687
                                                                      -----------
  Motor Vehicles -- 1.34%
    Excel Industries, Inc.                                     800         11,200
    General Motors Corp.                                     1,800         95,175
    Harley-Davidson, Inc.                                      750         21,562
    Myers Industries, Inc.                                     530          8,679
    Superior Industries International                          450         11,869
                                                                      -----------
                                                                          148,485
                                                                      -----------
  Non-Durables and Entertainment --
   0.76%
    Cracker Barrel Old Country Store,
     Inc.                                                    4,000         69,000
    Lancaster Colony Corp.                                     400         14,900
                                                                      -----------
                                                                           83,900
                                                                      -----------
  Non-Ferrous Metals -- 0.07%
    DT Industries, Inc.                                         600         8,100
                                                                      -----------
  Producer Goods -- 2.61%
    General Electric Co.                                      1,400       100,800
    Hubbell, Inc. Class B                                       400        26,300
    Juno Lighting, Inc.                                         800        12,800
    Stewart & Stevenson Services, Inc.                        4,300       108,575
    Teleflex, Inc.                                              200         8,200
    Trimas Corp.                                                700        13,213
    Watts Industries, Inc. Class A                              800        18,600
                                                                      -----------
                                                                          288,488
                                                                      -----------
  Retail -- 0.92%
    Cato Corp. Class A                                        1,600        12,400
    Kohls Corp. *                                               200        10,500
    Talbots, Inc.                                               250         7,188
    Toys R Us *                                               3,300        71,775
                                                                      -----------
                                                                          101,863
                                                                      -----------

                                 FS-8

  Telephone -- 3.00%
    AT&T Corp.                                                1,400        90,650
    Century Telephone Enterprises, Inc.                       3,000        95,250
    MCI Communications Corp.                                  5,600       146,300
                                                                      -----------
                                                                          332,200
                                                                      -----------
  Travel and Recreation -- 0.13%
    Callaway Golf Co.                                        650.00        14,706
                                                                      -----------
  Trucking and Freight -- 0.90%
    Ryder System, Inc.                                        4,000        99,000
                                                                      -----------
TOTAL COMMON STOCKS                                                     5,642,780
                                                                      -----------
  (Cost $5,111,246)

TOTAL INVESTMENTS                                                     $11,057,591
                                                                      ===========
  (Cost $10,304,271)

* Non-income producing security

                  THE WOODWARD VARIABLE ANNUITY BALANCED FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                               December 31, 1995

                       Notes to Portfolio of Investments

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture.

Adjustable Rate (AR)

Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow paters are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.

Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayment on the underlying mortgages of these securities increase, the yield on these securities increases.

                THE WOODWARD VARIABLE ANNUITY GROWTH/VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995

                     Description                       Face Amount   Market Value
                     -----------                       -----------   ------------
TEMPORARY CASH INVESTMENT -- 7.59%
  Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2/96 (secured by various U.S. Treasury
    Strips with maturities ranging from 2/15/96
    through 11/15/05 and U.S. Treasury Notes, 5.50%,
    11/15/98, all held at Chemical Bank)               $ 279,343      $  279,343
                                                                      ----------
  (Cost $279,343)
                                                          Shares
                                                          ------
COMMON STOCKS -- 92.41%
  Aerospace -- 2.98%
    Boeing Co.                                             1,400         109,725
                                                                      ----------
  Apparel -- 1.66%
    Russell Corp.                                          2,200          61,050
                                                                      ----------
  Banks -- 4.47%
    Barnett Banks, Inc.                                    1,200          70,800
    Fleet Financial Group, Inc.                            2,300          93,725
                                                                      ----------
                                                                         164,525
                                                                      ----------
  Business Machines -- 0.84%
    Autodesk, Inc.                                           900          30,825
                                                                      ----------
  Business Services -- 7.06%
    Deluxe Corp.                                           2,200          63,800
    Dun & Bradstreet Corp.                                 1,100          71,225
    Interpublic Group of Companies, Inc.                   1,300          56,387
    WMX Technologies, Inc.                                 2,300          68,713
                                                                      ----------
                                                                         260,125
                                                                      ----------
  Chemicals -- 5.87%
    Dow Chemical Co.                                         900          63,337
    Great Lakes Chemical Corp.                             1,300          93,600
    Sigma-Aldrich Corp.                                    1,200          59,400
                                                                      ----------
                                                                         216,337
                                                                      ----------
  Construction -- 6.99%
    Masco Corp.                                            2,300          72,162
    Stanley Works                                          1,500          77,250
    York International Corp.                               2,300         108,100
                                                                      ----------
                                                                         257,512
                                                                      ----------
  Consumer Durables -- 2.08%
    Rubbermaid, Inc.                                       3,000          76,500
                                                                      ----------
  Containers -- 1.02%
    Crown Cork & Seal Co. Inc. *                             900          37,575
                                                                      ----------
  Drugs and Medicine -- 11.46%
    Abbott Laboratories Corp.                              1,600          66,800
    Bristol-Myers Squibb Co.                               1,000          85,875
    Merck & Co., Inc.                                      1,100          72,325
    Schering-Plough Corp.                                  1,900         104,025
    US HealthCare, Inc.                                    2,000          93,000
                                                                      ----------
                                                                         422,025
                                                                      ----------
  Electronics -- 2.82%
    General Motors Corp. Class E                           2,000         104,000
                                                                      ----------
  Energy and Utilities -- 3.40%
    Entergy Corp.                                          1,100          32,175
    MCN Corp.                                              4,000          93,000
                                                                      ----------
                                                                         125,175
                                                                      ----------

                            FS-11

  Energy Raw Materials -- 4.61%
    Burlington Resources, Inc.                             1,500          58,875
    Schlumberger Ltd.                                      1,600         110,800
                                                                      ----------
                                                                         169,675
                                                                      ----------
  Food and Agriculture -- 3.84%
    ConAgra, Inc.                                          1,300          53,625
    Sysco Corp.                                            2,700          87,750
                                                                      ----------
                                                                         141,375
                                                                      ----------
  Insurance -- 7.49%
    American International Group, Inc.                       900          83,250
    Chubb Corp.                                            1,100         106,425
    First Colony Corp.                                     3,400          86,275
                                                                      ----------
                                                                         275,950
                                                                      ----------
  International Oil -- 1.53%
    Royal Dutch Petroleum Co., N.Y. Registry                 400          56,450
                                                                      ----------
  Liquor -- 2.18%
    Anheuser-Busch Companies, Inc.                         1,200          80,250
                                                                      ----------
  Media -- 4.80%
    Gannett Co., Inc.                                      1,500          92,063
    Washington Post Co. Class B                              300          84,600
                                                                      ----------
                                                                         176,663
                                                                      ----------
  Motor Vehicles -- 1.87%
    General Motors Corp.                                   1,300          68,738
                                                                      ----------
  Non-Durables and Entertainment -- 1.22%
    Cracker Barrel Old Country Store, Inc.                 2,600          44,850
                                                                      ----------
  Producer Goods -- 4.07%
    General Electric Co.                                   1,100          79,200
    Stewart & Stevenson Services, Inc.                     2,800          70,700
                                                                      ----------
                                                                         149,900
  Retail -- 1.48%
                                                                      ----------
    Toys R Us *                                            2,500          54,375
                                                                      ----------

 Telephone -- 6.72%
    AT&T Corp.                                             1,000          64,750
    Century Telephone Enterprises, Inc.                    2,300          73,025
    MCI Communications Corp.                               4,200         109,725
                                                                      ----------
                                                                         247,500
                                                                      ----------
  Trucking and Freight -- 1.95%
    Ryder System, Inc.                                     2,900          71,775
                                                                      ----------
TOTAL COMMON STOCKS                                                    3,402,875
                                                                      ----------
TOTAL INVESTMENTS                                                     $3,682,218
                                                                      ==========
  (Cost $3,372,053)

* Non-income producing security

                 THE WOODWARD VARIABLE ANNUITY OPPORTUNITY FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995

                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 4.83%
  Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2/96 (secured by various U.S. Treasury
    Strips with maturities ranging from 2/15/96
    through 11/15/05, and U.S. Treasury Notes, 5.50%,
    11/15/98, all held at Chemical Bank)                 $235,635     $  235,635
                                                                      ----------
  (Cost $235,635)
                                                           Shares
                                                           ------
COMMON STOCKS -- 95.17%
  Air Transport -- 1.51%
    Air Express International Corp.                         3,200         73,600
                                                                      ----------
  Apparel -- 1.15%
    Nine West Group, Inc. *                                 1,500         56,250
                                                                      ----------
  Banks -- 4.45%
    Charter One Financial, Inc.                             2,750         84,219
    Commerce Bancshares, Inc.                               1,045         39,971
    TCF Financial Corp.                                     2,800         92,750
                                                                      ----------
                                                                         216,940
                                                                      ----------
  Business Machines -- 5.69%
    Autodesk, Inc.                                          1,700         58,225
    Diebold, Inc.                                           1,300         71,987
    InterVoice, Inc. *                                      1,300         24,700
    Komag, Inc. *                                           1,400         64,575
    Xilinx, Inc. *                                          1,900         57,950
                                                                      ----------
                                                                         277,437
                                                                      ----------
  Business Services -- 8.20%
    American Management Systems, Inc. *                     2,400         72,000
    CDI Corp. *                                             1,500         27,000
    DST Systems, Inc. *                                       900         25,650
    G & K Services, Inc. Class A                            1,800         45,900
    Omnicom Group, Inc.                                     1,800         67,050
    SunGard Data Systems, Inc. *                            2,550         72,675
    Zilog, Inc. *                                           2,450         89,731
                                                                      ----------
                                                                         400,006
                                                                      ----------
  Chemicals -- 1.43
    RPM, Inc.                                               4,225         69,713
                                                                      ----------
  Construction -- 2.31%
    Crane Co.                                               3,050        112,469
                                                                      ----------
  Consumer Durables -- 2.10%
    Durakon Industries, Inc. *                              2,200         27,500
    Invacare Corp.                                            900         22,725
    Leggett & Platt, Inc.                                   2,000         48,500
    Sunrise Medical, Inc. *                                   200          3,700
                                                                      ----------
                                                                         102,425
                                                                      ----------
  Containers -- 1.76%
    AptarGroup, Inc.                                        2,300         85,962
                                                                      ----------
  Drugs and Medicine -- 5.85%
    Community Health System, Inc. *                         1,400         49,875
    Health Care & Retirement Corp. *                        1,400         49,000
    Scherer (R.P.) Corp. *                                    900         44,212
    Sybron International Corp.*                             3,500         83,125
    Vivra, Inc. *                                           2,350         59,044
                                                                      ----------
                                                                         285,256
                                                                      ----------

                                    FS-13

  Electronics -- 9.35%
    Allen Group, Inc.                                       2,800         62,650
    Belden, Inc.                                            3,900        100,425
    Dynatech Corp. *                                        4,400         74,800
    Holophane Corp. *                                       2,925         63,619
    MEMC Electronic Materials *                             1,450         47,306
    Molex, Inc. Class A Non-Voting                          1,825         55,891
    3COM Corp. *                                              500         23,313
    Vishay Intertechnology, Inc. *                            900         28,350
                                                                      ----------
                                                                         456,354
                                                                      ----------
  Energy Raw Materials -- 2.84%
    Apache Corp.                                            2,800         82,600
    Southwestern Energy Co.                                 4,400         56,100
                                                                      ----------
                                                                         138,700
                                                                      ----------
  Food and Agriculture -- 1.15%
    Universal Foods Corp.                                   1,400         56,175
                                                                      ----------
  Insurance -- 3.10%
    Citizens Corp.                                          3,600         67,050
    Transatlantic Holdings, Inc.                            1,150         84,381
                                                                      ----------
                                                                         151,431
                                                                      ----------
  Media -- 1.53%
    Banta Corp.                                             1,700         74,800
                                                                      ----------
  Miscellaneous and Conglomerates -- 11.38%
    Arctco, Inc.                                            2,700         35,100
    Culligan Water Technologies, Inc. *                     2,000         48,500
    DENTSPLY International, Inc.                            1,950         78,000
    Department 56, Inc. *                                     650         24,944
    Greenfield Industries, Inc.                             2,950         92,187
    Health Management Associates, Inc. Class A *            2,650         69,231
    Littlefuse, Inc. *                                      1,800         66,150
    Minerals Technologies, Inc.                             1,600         58,400
    Wolverine Tube, Inc. *                                  2,200         82,500
                                                                      ----------
                                                                         555,012
                                                                      ----------
  Miscellaneous Finance -- 12.06%
    CMAC Investment Corp.                                   1,400         61,600
    A.G. Edwards, Inc.                                      3,100         74,012
    Executive Risk, Inc.                                    2,600         75,400
    FINOVA Group, Inc.                                      2,750        132,687
    Idex Corp.                                              1,200         49,200
    PMI Group, Inc.                                         1,750         79,188
    Prudential Reinsurance Holdings                         3,100         72,463
    Scotsman Industries, Inc.                               2,500         44,063
                                                                      ----------
                                                                         588,613
                                                                      ----------
  Motor Vehicles -- 4.84%
    Excel Industries, Inc.                                  3,500         49,000
    Harley-Davidson, Inc.                                   3,500        100,625
    Myers Industries, Inc.                                  2,530         41,429
    Superior Industries International                       1,700         44,837
                                                                      ----------
                                                                         235,891
                                                                      ----------
  Non-Durables and Entertainment -- 1.45%
    Lancaster Colony Corp.                                  1,900         70,775
                                                                      ----------
  Non-Ferrous Metals -- 0.80%
    DT Industries, Inc.                                     2,900         39,150
                                                                      ----------
  Producer Goods -- 8.10%
    Hubbell, Inc. Class B                                   1,700        111,775
    Juno Lighting, Inc.                                     3,600         57,600
    Stewart & Stevenson Services, Inc.                      2,000         50,500
    Teleflex, Inc.                                            700         28,700
    Trimas Corp.                                            3,200         60,400
    Watts Industries, Inc. Class A                          3,700         86,025
                                                                      ----------
                                                                         395,000
                                                                      ----------

                                   FS-14

  Retail -- 2.73%
    Cato Corp. Class A                                      7,400         57,350
    Kohls Corp. *                                             900         47,250
    Talbots, Inc.                                           1,000         28,750
                                                                      ----------
                                                                         133,350
                                                                      ----------
  Travel and Recreation -- 1.39%
    Callaway Golf Co.                                       3,000         67,875
                                                                      ----------
TOTAL COMMON STOCKS                                                    4,643,184
                                                                      ----------
  (Cost $4,407,679)

TOTAL INVESTMENTS                                                     $4,878,819
                                                                      ==========

  (Cost $4,643,314)

* Non-income producing security

               THE WOODWARD VARIABLE ANNUITY CAPITAL GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995


                     Description                       Face Amount   Market Value
                     -----------                       -----------   ------------
TEMPORARY CASH INVESTMENT -- 3.88%
  Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2/96, (secured by various U.S. Treasury
    Strips with maturities ranging from 2/15/96
    through 11/15/05 and U.S. Treasury Notes, 5.50%,
    11/15/98, all held at Chemical Bank)                $249,370     $  249,370
                                                                     ----------
  (Cost $249,370)
                                                          Shares
                                                          ------
COMMON STOCKS -- 96.12%
  Banks -- 3.27%
    Banc One Corp.                                         1,200         45,300
    Norwest Corp.                                          5,000        165,000
                                                                     ----------
                                                                        210,300
                                                                     ----------
  Business Machines -- 4.33%
    Autodesk, Inc.                                         3,000        102,750
    Microsoft Corp. *                                      2,000        175,500
                                                                     ----------
                                                                        278,250
                                                                     ----------
  Business Services -- 5.32%
    Automatic Data Processing, Inc.                        1,400        103,950
    Interpublic Group of Companies, Inc.                   3,000        130,125
    WMX Technologies, Inc.                                 3,600        107,550
                                                                     ----------
                                                                        341,625
                                                                     ----------
  Chemicals -- 5.50%
    Great Lakes Chemical Corp.                             2,500        180,000
    Sigma-Aldrich Corp.                                    3,500        173,250
                                                                     ----------
                                                                        353,250
                                                                     ----------
  Construction -- 5.28%
    Fluor Corp.                                            3,000        198,000
    York International Corp.                               3,000        141,000
                                                                     ----------
                                                                        339,000
                                                                     ----------
  Consumer Durables -- 3.20%
    Newell Co.                                             4,400        113,850
    Rubbermaid, Inc.                                       3,600         91,800
                                                                     ----------
                                                                        205,650
                                                                     ----------
  Containers -- 2.92%
    Crown Cork & Seal Co., Inc. *                          4,500        187,875
                                                                     ----------
  Drugs and Medicine -- 12.18%
    Johnson & Johnson                                      2,200        188,375
    Medtronic, Inc.                                        2,000        111,750
    Pall Corp.                                             6,000        161,250
    Stryker Corp.                                          3,000        157,500
    United Healthcare Corp.                                2,500        163,750
                                                                     ----------
                                                                        782,625
                                                                     ----------
  Electronics -- 6.82%
    General Motors Corp. Class E                           3,500        182,000
    Hewlett Packard Co.                                    1,500        125,625
    Intel Corp.                                            2,300        130,525
                                                                     ----------
                                                                        438,150
                                                                     ----------
  Energy and Utilities -- 2.08%
    Enron Corp.                                            3,500        133,438
                                                                     ----------

                               FS-16

  Energy Raw Materials -- 3.78%
    Schlumberger Ltd.                                      1,900        131,575
    Western Atlas, Inc. *                                  2,200        111,100
                                                                     ----------
                                                                        242,675
                                                                     ----------
  Food and Agriculture -- 3.09%
    CPC International, Inc.                                1,000         68,625
    Sysco Corp.                                            4,000        130,000
                                                                     ----------
                                                                        198,625
                                                                     ----------
  Insurance -- 6.01%
    AFLAC, Inc.                                            4,000        173,500
    American International Group, Inc.                     2,300        212,750
                                                                     ----------
                                                                        386,250
                                                                     ----------
  Media -- 2.14%
    Donnelley (R.R.) & Sons Co.                            3,500        137,812
                                                                     ----------
  Miscellaneous & Conglomerates -- 3.22%
    Duracell International, Inc.                           4,000        207,000
                                                                     ----------
  Non-Durables and Entertainment -- 5.15%
    Cracker Barrel Old Country Store, Inc.                 9,000        155,250
    Service Corp International                             4,000        176,000
                                                                     ----------
                                                                        331,250
                                                                     ----------
  Producer Goods -- 3.24%
    Illinois Tool Works, Inc.                              1,600         94,400
    Stewart & Stevenson Services, Inc.                     4,500        113,625
                                                                     ----------
                                                                        208,025
                                                                     ----------
  Retail -- 7.00%
    Albertsons, Inc.                                       3,000         98,625
    Home Depot, Inc.                                       4,000        191,500
    Toys R Us *                                            1,300         28,275
    Walgreen Co.                                           4,400        131,450
                                                                     ----------
                                                                        449,850
                                                                     ----------
  Telephone -- 4.25%
    AirTouch Communications, Inc. *                        5,500        155,375
    MCI Communications Corp.                               4,500        117,563
                                                                     ----------
                                                                        272,938
                                                                     ----------
  Tobacco -- 1.30%
    UST, Inc.                                              2,500         83,437
                                                                     ----------
  Travel and Recreation -- 6.04%
    Carnival Corp. Class A                                 5,000        121,875
    Disney (Walt) Co.                                      2,400        141,600
    Gaylord Entertainment Co. Class A                      4,500        124,875
                                                                     ----------
                                                                        388,350
                                                                     ----------
TOTAL COMMON STOCKS                                                   6,176,375
                                                                     ----------
  (Cost $5,665,057)

TOTAL INVESTMENTS                                                    $6,425,745
                                                                     ==========
  (Cost $5,914,427)

* Non-income producing security

                THE WOODWARD VARIABLE ANNUITY MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995

                                                                      Amortized
                                                                         Cost
                     Description                        Face Amount    (Note 2)
                     -----------                        -----------    --------
TEMPORARY CASH INVESTMENTS -- 32.19%
  American General Finance, Inc. Master Note, 5.85%,
1/2/96                                                   $ 25,000    $   25,000
  Paccar Leasing Corp. Master Note, 5.85%, 1/2/96          25,000        25,000
  Pitney Bowes Credit Corp. Master Note, 5.80%,
1/2/96                                                     25,000        25,000
  Transamerica Finance Group, Inc. Master Note,
5.85%, 1/2/96                                              25,000        25,000
  NationsBank Capital Markets, Inc., Revolving
    Repurchase Agreement, 6.00%, 1/2/96 (secured by
    various U.S. Treasury obligations with maturities
    ranging from 2/15/96 through 11/15/05 at various
    interest rates ranging from 0.00% to 12.375%, all
    held at Chemical Bank)                                170,907       170,907
  Nikko Securities Co. International, Inc., Revolving
    Repurchase Agreement, 5.90%, 1/2/96 (secured by
    various U.S. Treasury obligations with maturities
    ranging from 5/31/96 through 8/15/00 at various
    interest rates ranging from 0.00% to 8.75%, all
    held at the Bank of New York)                          90,000        90,000
                                                                     ----------
                                                                        360,907
                                                                     ----------
COMMERCIAL PAPER -- 52.64%
  Abbey National North America, 5.64%, 3/6/96              20,000        19,798
  Air Products & Chemicals, Inc., 5.64%, 3/14/96           40,000        39,547
  American Express Credit Corp., 5.62%, 6/14/96            20,000        19,498
  B.A.T. Capital Corp., 5.77%, 1/23/96                     20,000        19,930
  Barton Capital Corp., 5.80%, 1/26/96                     25,000        24,900
  Bass Finance (C.I.) Ltd., 5.71%, 2/14/96                 20,000        19,861
  BCI Funding Corp., 5.74%, 2/9/96                         20,000        19,877
  BEAL Cayman Ltd., 5.73%, 2/23/96                         20,000        19,833
  CPC International, Inc., 5.69%, 2/9/96                   20,000        19,877
  Echlin, Inc., 5.76%, 1/18/96                             40,000        39,892
  Electronic Data Systems Corp., 5.56%, 3/21/96            45,000        44,451
  Engelhard Corp., 5.75%, 1/19/96                          30,000        29,914
  Enterprise Funding Corp., 5.76%, 1/16/96                 20,000        19,952
  Explorer Pipeline Co., 5.76%, 1/24/96                    25,000        24,908
  International Lease Finance Corp., 5.76%, 1/9/96         20,000        19,974
  Monsanto Co., 5.69%, 2/8/96                              20,000        19,881
  Preferred Receivable Funding Corp., 5.73%, 2/2/96        25,000        24,873
  Ranger Funding Corp., 5.75%, 1/12/96                     20,000        19,965
  San Paolo U.S. Financial Co., 5.68%, 3/15/96             30,000        29,654
  Sheffield Receivables Corp., 5.73%, 2/1/96               20,000        19,902
  St. Michael Finance Ltd., 5.75%, 2/20/96                 35,000        34,723
  Sunbelt-Dix Inc., 5.79%, 2/13/96                         20,000        19,863
  Sweden (Kingdom of), 5.72%, 3/1/96                       20,000        19,811
  WMX Technologies, Inc., 5.50%, 9/9/96                    20,000        19,258
                                                                     ----------
                                                                        590,142
                                                                     ----------
NOTES -- 5.80%
  J.P. Morgan, 5.75%, 8/7/96                               20,000        19,976
  Seattle First National Bank, 5.51%, 6/14/96              45,000        45,000
                                                                     ----------
                                                                         64,976
                                                                     ----------
CERTIFICATES OF DEPOSIT -- 9.37%
  Bayerische Vereinsbank AG, 5.95%, 7/22/96                20,000        20,000
  Canadian Imperial Bank of Commerce, 5.95%, 10/23/96      20,000        20,000
  Harris Trust & Savings Bank, 5.72%, 2/29/96              25,000        25,000
  Royal Bank of Canada, 6.60%, 4/3/96                      20,000        20,003
  Toronto-Dominion Bank, Euro, 6.80%, 3/11/96              20,000        20,006
                                                                     ----------
                                                                        105,009
                                                                     ----------
TOTAL INVESTMENTS                                                    $1,121,034
                                                                     ==========

                       THE WOODWARD VARIABLE ANNUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

(1) Organization and Commencement of Operations

     The Woodward Variable Annuity Fund (the "Trust") was organized as a Delaware business trust on November 7, 1994, and registered under the Investment Company Act of 1940, as amended, as an open-end investment company. As of December 31, 1995, the Trust consisted of five separate series of which there were four Equity Funds and one Money Market Fund, as described below.

      Equity Funds:
         Woodward Variable Annuity Balanced Fund
         Woodward Variable Annuity Growth/Value Fund
         Woodward Variable Annuity Opportunity Fund
         Woodward Variable Annuity Capital Growth Fund

      Money Market Fund:
         Woodward Variable Annuity Money Market Fund

     The Trust commenced operations on March 30, 1995. Shares of the Trust are made available to serve as the underlying investment media of the variable annuity contracts issued by Separate Account Six of the ITT Hartford Life & Annuity Insurance Company. Orders for the Trust's shares are executed in accordance with the investment instructions of the contract owners.

(2) Significant Accounting Policies

     The following is a summary of significant accounting policies followed in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments

     The Equity Funds value investment securities at market value which is determined by a pricing service based upon quoted market prices or dealer quotes. Securities for which market prices or dealer quotes are not readily available are valued by the investment advisor, NBD Bank (NBD) in accordance with procedures approved by the Board of Trustees.

     Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Money Market Fund utilizes the amortized cost method to determine the carrying value of investment securities. Under this method, investment securities are valued for both financial reporting and federal tax purposes at amortized cost and any discount or premium is amortized from the date of acquisition to maturity. The use of this method results in a carrying value which approximates market value. Market value is determined based upon quoted market prices or dealer quotes.

     Investment security purchases and sales are accounted for on the day after trade date by the Equity Funds and on the trade date for the Money Market Fund.

     The Trust invests in securities subject to repurchase agreements. Such transactions are entered into only with institutions included on the Federal Reserve System's list of institutions with whom the Federal Reserve open market desk will do business. NBD, acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to the Trust's investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by NBD to assure its value remains at least equal to 102% of the repurchase agreement amount; and
3) funds are not disbursed by the Trust or its agent unless collateral is presented or acknowledged by the collateral custodian.

   Investment Income

     Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount on debt instruments. Bond premiums and discounts are amortized/accreted as required by the Internal Revenue Code. Premiums and discounts on mortgage-backed securities are amortized/accreted using the effective interest rate method. As prepayments on the underlying mortgages increase or decrease the expected life, the yield is adjusted to amortize/accrete the security to its new expected life. Dividends are recorded on the ex-dividend date.

   Federal Income Taxes

     It is Woodward's policy to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying financial statements.

     Net realized gains differ for financial statement and tax purposes primarily because of the recognition of wash sale transactions and post-October 31 capital losses. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the funds. Certain book-to-tax timing differences for the funds are reflected as excess distributions in the Statements of Changes in Net Assets. These distributions do not constitute a tax return of capital.

   Shareholder Dividends

     Dividends from net investment income are declared and paid quarterly by the Equity Funds. Net realized capital gains are distributed annually. Distributions from net investment income and net realized gains are made during each year to avoid the 4% excise tax imposed on regulated investment companies by the Internal Revenue Code.

     On each business day except those holidays the New York Stock Exchange (Exchange), NBD or its bank affiliates observe, the Money Market Fund net investment income is declared as a dividend, at the close of the Exchange, to shareholders of record at such close. Such dividends are paid monthly.

   Deferred Organization Costs

     Organization costs are being amortized on a straight-line basis over the five year period beginning with the commencement of operations of each series.

   Expenses

     Expenses are charged daily as a percentage of the respective Fund's net assets. The Trust monitors the rate at which expenses are charged to ensure that a proper amount of expense is charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of Woodward or a change in expectations as to the level of actual expenses.

(3) Transactions with Affiliates

     First of Michigan Corporation (FoM) and Essex National Securities, Inc. (Essex) act as sponsors and co-distributors of Woodward's shares. Neither FoM nor Essex is entitled to any fee pursuant to their Distribution Agreement with the Trust.

     NBD is the investment advisor pursuant to the Advisory Agreement. For its advisory services to the Trust, NBD is entitled to a fee, computed daily and payable monthly. Under the Advisory Agreement, NBD also provides the Trust with certain administrative services, such as maintaining the Trust's general ledger and assisting in the preparation of various regulatory reports. NBD receives no additional compensation for such services.

     NBD has agreed that it may waive its fees in whole or in part; and, if in part, may specify the particular fund to which such waiver relates as may be required to satisfy any expense limitation imposed by state securities laws or other applicable laws. At present, no restrictive expense limitation is imposed on the Trust. Restrictive limitations could be imposed as a result of changes in current state laws and regulations in those states where the Trust has qualified its shares, or by a decision of the Trustees to qualify the shares in other states having restrictive expense limitations. For the period ended December 31, 1995, NBD reimbursed the Balanced Fund, Growth/Value Fund, Opportunity Fund, Capital Growth Fund and the Money Market Fund for certain expenses in the amounts of $80,459, $67,776, $80,078, $63,458 and $60,828, respectively.

     NBD is also compensated for its services as the Trust Custodian, Transfer Agent and Dividend Disbursing Agent, and is reimbursed for certain expenses incurred on behalf of the Trust.

     See Note 5 for a summary of fee rates and expenses pursuant to these agreements.

(4) Investment Securities Transactions

     Information with respect to investment securities and security transactions based on the aggregate cost of investments for federal income tax purposes, excluding short-term securities, is as follows:

                            Balanced    Growth/Value   Opportunity
                              Fund          Fund           Fund
                          -----------    -----------   ------------
Gross Unrealized Gains    $   869,453    $  368,851     $  374,459
Gross Unrealized Losses      (116,975)      (59,980)      (155,832)
                          -----------    ----------     ----------
                          $   752,478    $  308,871     $  218,627
                          ===========    ==========     ==========
Federal Income Tax Cost   $10,305,113    $3,373,347     $4,660,192
Purchases                 $ 9,121,220    $3,414,752     $5,283,805
Sales & Maturities        $   845,127    $  357,869     $  839,848

                          Capital Growth   Money Market
                               Fund            Fund
                          --------------   ------------
Gross Unrealized Gains      $  659,291      $       --
Gross Unrealized Losses       (147,973)             --
                            ----------      ----------
                            $  511,318      $       --
                            ==========      ==========
Federal Income Tax Cost     $5,914,427      $1,121,034
Purchases                   $5,809,051      $8,666,719
Sales & Maturities          $  152,116      $7,549,777

(5) Expenses

      Following is a summary of total expense rates charged, advisory fee rates payable to NBD, and amounts paid to NBD, pursuant to the agreements described in Note 3 for the year ended December 31, 1995. The rates shown are stated as a percentage of each fund's average net assets.

                                               Balanced   Growth/Value   Opportunity
               Effective Date                    Fund         Fund           Fund
               --------------                  --------   ------------   -----------
Expense Rates:
  March 30                                         0.85%        0.85%          0.85%
NBD Advisory Fee:
  March 30                                         0.75%        0.75%          0.75%
Amounts Paid:
  Advisory Fee to NBD                          $ 40,501     $ 12,510       $ 16,064
  Other Fees & Out of Pocket Expenses to NBD   $ 32,789     $ 22,762       $ 34,361
Expense
  Reimbursements by NBD                        $(80,459)    $(67,776)      $(80,078)

                                               Capital Growth   Money Market
               Effective Date                       Fund            Fund
               --------------                  --------------   ------------
Expense Rates:
  March 30                                            0.85%           0.50%
NBD Advisory Fee:
  March 30                                            0.75%           0.45%
Amounts Paid:
  Advisory Fee to NBD                             $ 20,847        $  2,731
  Other Fees & Out of Pocket Expenses to NBD      $ 17,672        $  8,422
Expense
  Reimbursements by NBD                           $(63,458)       $(60,828)

(6) Equity of Affiliates:

      As of December 31, 1995, Hartford Life Insurance Company held direct interest in shares as follows:

                                 Percent of
                                   Total
                       Shares      Shares
                       ------    ---------
Balanced Fund         306,897      30.84%
Growth/Value Fund      50,580      15.67%
Opportunity Fund       50,235      11.14%
Capital Growth Fund    50,291       8.89%
Money Market Fund     520,213      44.24%

                       THE WOODWARD VARIABLE ANNUITY FUND
                              FINANCIAL HIGHLIGHTS

      The Financial Highlights present a per share analysis of how the Variable Annuity Funds' net asset values have changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These financial highlights have been derived from the financial statements of the Funds and other information for the period presented.

                                             Balanced      Growth/Value    Opportunity    Capital Growth    Money Market
                                               Fund            Fund            Fund            Fund             Fund
                                          -------------   -------------   -------------   --------------   -------------
                                           Period Ended    Period Ended    Period Ended    Period Ended     Period Ended
                                          Dec. 31, 1995   Dec. 31, 1995   Dec. 31, 1995    Dec. 31, 1995   Dec. 31, 1995
                                          -------------   -------------   -------------    -------------   -------------
Net asset value, beginning of period       $     10.00      $    10.00      $    10.00      $    10.00       $     1.00
Income from investment operations:
    Net investment income                         0.25            0.13            0.05            0.05             0.03
    Net realized and unrealized
      gains on investments                        1.27            1.63            1.02            1.38               --
                                           -----------      ----------      ----------      ----------       ----------
Total from investment operations                  1.52            1.76            1.07            1.43             0.03
                                           -----------      ----------      ----------      ----------       ----------
Less distributions:
  From net investment income                     (0.25)          (0.13)          (0.05)          (0.05)           (0.03)
  From realized gains                               --           (0.00)             --           (0.01)              --
  In excess of realized gains                       --              --           (0.00)             --               --
                                           -----------      ----------      ----------      ----------       ----------
Total distributions                              (0.25)          (0.13)          (0.05)          (0.06)           (0.03)
                                           -----------      ----------      ----------      ----------       ----------
Net asset value, end of period             $     11.27      $    11.63      $    11.02      $    11.37       $     1.00
                                           ===========      ==========      ==========      ==========       ==========
Total Return (b)                                 20.15%(a)       22.75%(a)       14.20%(a)       18.82%(a)         5.41%(a)
Ratios/Supplemental Data
Net assets, end of period                  $11,210,876      $3,753,691      $4,972,365      $6,434,936       $1,175,892
Ratio of expenses to average net assets           0.85%(a)        0.85%(a)        0.85%(a)        0.85%(a)         0.50%(a)
Ratio of net investment income
  to average net assets                           3.61%(a)        1.78%(a)        0.67%(a)        0.81%(a)         5.27%(a)
Ratio of expenses to average
  net assets without fee
  waivers/ reimbursed expenses                    2.34%(a)        4.93%(a)        4.64%(a)        3.15%(a)        10.48%(a)
Ratio of net investment income to
  average net assets without fee
  waivers/reimbursed expenses                     2.12%(a)       (2.30)%(a)      (3.12)%(a)      (1.49)%(a)       (4.71)%(a)
Portfolio turnover rate                          14.05%          17.47%          32.11%           4.46%             N/A
Average commission rate                    $      0.10      $     0.14      $     0.11      $     0.11              N/A

----------------
(a) Annualized for periods less than one year for comparability purposes. Actual annual values may be less than or greater than those shown.



                       THE WOODWARD VARIABLE ANNUITY FUND
                      STATEMENTS OF ASSETS AND LIABILITIES

                                 June 30, 1996
                                  (Unaudited)
                                                          BALANCED    GROWTH/VALUE   OPPORTUNITY   CAPITAL GROWTH   MONEY MARKET
                                                            FUND          FUND           FUND           FUND            FUND
                                                        ----------    ------------   -----------   --------------   ------------
ASSETS:
Investment in securities:
    At cost .........................................   $13,478,266    $4,812,908     $5,462,219     $6,922,938      $1,272,856
                                                        ===========    ==========     ==========     ==========      ==========
    At value (Note 2) .......................  ......   $14,281,433    $5,291,452     $6,150,440     $7,879,928      $1,279,748
Cash ................................................            --            --             --             --              --
Receivable for securities sold ......................        12,109        12,109             --             --              --
Receivable for shares purchased .....................         8,683        15,764          8,923         13,353              --
Income receivable ...................................        74,490         8,486          5,928          7,717           5,668
Deferred organization costs, net (Note 2) ...........        22,196        22,196         22,196         22,196          22,196
Prepaids and other assets ...........................        24,372        11,508         12,247         13,892          10,264
                                                        -----------    ----------     ----------     ----------      ----------
      TOTAL ASSETS ..................................    14,423,283     5,361,515      6,199,734      7,937,086       1,317,876
                                                        -----------    ----------     ----------     ----------      ----------
LIABILITIES:
Payable for securities purchased ....................       101,755            --         17,535             --              --
Accrued investment advisory fees ....................         8,599         3,238          3,773          4,839             483
Accrued custodial fees ..............................         3,114         2,743          2,054          1,202             437
Dividends payable ...................................            --            --             --             --             521
Other payables and accrued expenses .................           489           372            375            375             374
      TOTAL LIABILITIES .............................       113,957         6,353         23,737          6,416           1,815
                                                        -----------    ----------     ----------     ----------      ----------
      NET ASSETS ....................................   $14,309,326    $5,355,162     $6,175,997     $7,930,670      $1,316,061
                                                        ===========    ==========     ==========     ==========      ==========
Net assets consist of:
Capital shares (unlimited number of shares
    authorized, par value $.10 per share) ...........   $   124,257    $   42,772     $   50,792     $   65,158      $  131,606
Additional paid-in capital ..........................    13,115,191     4,644,208      5,387,488      6,878,351       1,184,455
Accumulated undistributed net investment income .....       (17,817)        2,235           (173)           509              --
Accumulated undistributed net realized gains ........       284,528       187,403         49,669         29,662              --
Net unrealized appreciation on investments ..........       803,167       478,544        688,221        956,990              --
                                                        -----------    ----------     ----------     ----------      ----------
      TOTAL NET ASSETS ..............................   $14,309,326    $5,355,162     $6,175,997     $7,930,670      $1,316,061
                                                        ===========    ==========     ==========     ==========      ==========
Shares of capital stock outstanding .................     1,242,567       427,723        507,923        651,570       1,316,061
                                                        ===========    ==========     ==========     ==========      ==========
Net asset value and redemption price per share ......   $     11.52    $    12.52     $    12.16     $    12.17      $     1.00
                                                        ===========    ==========     ==========     ==========      ==========

See accompanying notes to financial statements.

                                      FS-24


                       THE WOODWARD VARIABLE ANNUITY FUND
                            STATEMENTS OF OPERATIONS

                    For the Six Months Ended June 30, 1996
                                  (Unaudited)

                                                        BALANCED   GROWTH/VALUE   OPPORTUNITY   CAPITAL GROWTH   MONEY MARKET
                                                          FUND         FUND           FUND           FUND            FUND
                                                       ---------   ------------   -----------   --------------   ------------
INVESTMENT INCOME (Note 2)
  Interest ..........................................   $210,899     $  5,864       $  5,928       $  7,462        $ 33,301
  Dividends .........................................     60,670       43,714         24,408         39,545              --
                                                        --------     --------       --------       --------        --------
      TOTAL INVESTMENT INCOME .......................    271,569       49,578         30,336         47,007          33,301
EXPENSES (Notes 2, 3 and 5):
  Investment advisory fee ...........................     47,917       17,304         20,865         27,183           2,820
  Professional fees .................................     11,742       11,742         11,742         11,742          11,704
  Custodial fee .....................................     23,107       13,775         15,827          6,799           2,907
  Transfer and dividend disbursing agent fees .......      2,224        2,208          2,227          2,224           2,194
  Amortization of deferred organization costs .......      2,959        2,959          2,959          2,959           2,959
  Marketing expense .................................      2,660        2,661          2,660          2,660           2,660
  Registration, filing fees and other expenses ......      1,715        1,845          1,935            985             666
  Less: Expense reimbursement .......................    (38,110)     (32,928)       (34,605)       (13,720)        (22,778)
                                                        --------     --------       --------       --------        --------
    NET EXPENSES ....................................     54,214       19,566         23,610         40,832           3,132
                                                        --------     --------       --------       --------        --------
NET INVESTMENT INCOME ...............................    217,355       30,012          6,726          6,175          30,169
                                                        --------     --------       --------       --------        --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains ................................    232,512      155,006         86,963         25,723              --
  Net change in unrealized appreciation on
    investments .....................................     49,847      168,379        452,716        445,672              --
                                                        --------     --------       --------       --------        --------
    NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS     282,359      323,385        539,679        471,395              --
                                                        --------     --------       --------       --------        --------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..........   $499,714     $353,397       $546,405       $477,570        $ 30,169
                                                        ========     ========       ========       ========        ========

See accompanying notes to financial statements.

                      THE WOODWARD VARIABLE ANNUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                   BALANCED FUND                    GROWTH/VALUE FUND                   OPPORTUNITY FUND
                           ------------------------------     ------------------------------     ------------------------------
                            Six Months                         Six Months                         Six Months
                               Ended                              Ended                              Ended
                           June 30, 1996      Year Ended      June 30, 1996      Year Ended      June 30, 1996      Year Ended
                            (Unaudited)     Dec. 31, 1995      (Unaudited)     Dec. 31, 1995      (Unaudited)     Dec. 31, 1995
                           ------------     -------------     ------------     -------------     ------------     -------------
FROM OPERATIONS:
  Net investment
    income ...........     $   217,355      $   194,591       $   30,012        $   29,537       $    6,726        $   14,190
   Net realized gains
    (losses) .........         232,512           52,016          155,006            35,828           86,963           (36,276)
  Net change in
    unrealized
    appreciation on
    investments ......          49,847          753,320          168,379           310,165          452,716           235,505
                           -----------      -----------       ----------        ----------       ----------        ----------
    Net increase in
      net assets from
      operations .....         499,714          999,927          353,397           375,530          546,405           213,419
                           -----------      -----------       ----------        ----------       ----------        ----------
DISTRIBUTIONS TO
SHAREHOLDERS (Note 2):
  From net investment
    income ...........        (236,800)        (192,963)         (27,799)          (29,515)          (6,942)          (14,147)
  From realized gains               --               --               --            (3,431)              --                --
  In excess of
    realized gains ...              --               --               --                --               --            (1,018)
                           -----------      -----------       ----------        ----------       ----------        ----------
    Total
      distributions ..        (236,800)        (192,963)         (27,799)          (32,946)          (6,942)          (15,165)
                           -----------      -----------       ----------        ----------       ----------        ----------
FROM CAPITAL SHARE
TRANSACTIONS:
  Proceeds from shares
    sold .............       2,809,356       10,294,774        1,463,753         3,508,134          861,170         4,792,328
  Net asset value of
    shares issued in
    reinvestment of
    distributions to
    shareholders .....         236,800          192,963           27,799            32,946            6,942            15,165
                           -----------      -----------       ----------        ----------       ----------        ----------
                             3,046,156       10,487,737        1,491,552         3,541,080          868,112         4,807,493
  Less: payments for
    shares redeemed ..        (210,620)         (83,825)        (215,679)         (129,973)        (203,943)          (33,382)
                           -----------      -----------       ----------        ----------       ----------        ----------
  Net increase in net
    assets from
    capital share
    transactions .....       2,835,536       10,403,912        1,275,873         3,411,107          664,169         4,774,111
                           -----------      -----------       ----------        ----------       ----------        ----------
NET INCREASE IN NET
 ASSETS ..............       3,098,450       11,210,876        1,601,471         3,753,691        1,203,632         4,972,365
NET ASSETS:
  Beginning of period       11,210,876               --        3,753,691                --        4,972,365                --
                           -----------      -----------       ----------        ----------       ----------        ----------
  End of period ......     $14,309,326      $11,210,876       $5,355,162        $3,753,691       $6,175,997        $4,972,365
                           ===========      ===========       ==========        ==========       ==========        ==========
CAPITAL SHARE
 TRANSACTIONS:
  Shares sold ........         245,363          985,257          120,598           331,700           73,831           452,879
  Shares issued in
    reinvestment of
    distributions to
    shareholders .....          20,617           17,604            2,251             2,942              577             1,398
                           -----------      -----------       ----------        ----------       ----------        ----------
                               265,980        1,002,861          122,849           334,642           74,408           454,277
  Less: shares
    redeemed .........         (18,549)          (7,725)         (17,928)          (11,840)         (17,610)           (3,152)
                           -----------      -----------       ----------        ----------       ----------        ----------
NET INCREASE IN SHARES
  OUTSTANDING ........         247,431          995,136          104,921           322,802           56,798           451,125
CAPITAL SHARES:
  Beginning of period          995,136               --          322,802              ----          451,125                --
                           -----------      -----------       ----------        ----------       ----------        ----------
  End of period ......       1,242,567          995,136          427,723           322,802          507,923           451,125
                           ===========      ===========       ==========        ==========       ==========        ==========

See accompanying notes to financial statements.

                      THE WOODWARD VARIABLE ANNUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                             CAPITAL GROWTH FUND              MONEY MARKET FUND
                                                        -----------------------------   -----------------------------
                                                          Six Months                      Six Months
                                                            Ended                           Ended
                                                        June 30, 1996     Year Ended    June 30, 1996     Year Ended
                                                         (Unaudited)    Dec. 31, 1995    (Unaudited)    Dec. 31, 1995
                                                        -------------   -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income .............................     $    6,175      $   22,283      $   30,169      $   32,000

  Net realized gains (losses) .......................         25,723           8,122              --              --
  Net change in unrealized appreciation on
   investments ......................................        445,672         511,318              --              --
                                                          ----------      ----------      ----------      ----------
    Net increase in net assets from operations ......        477,570         541,723          30,169          32,000
                                                          ----------      ----------      ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
  From net investment income ........................         (5,716)        (22,233)        (30,169)        (32,000)
  From realized gains ...............................             --          (4,183)             --              --
  In excess of realized gains .......................             --              --              --              --
                                                          ----------      ----------      ----------      ----------
    Total distributions .............................         (5,716)        (26,416)        (30,169)        (32,000)
                                                          ----------      ----------      ----------      ----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold .........................      1,163,203       6,001,443         202,058       1,168,068
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ...................          5,716          26,416          29,648          31,505
                                                          ----------      ----------      ----------      ----------
                                                           1,168,919       6,027,859         231,706       1,199,573
  Less: payments for shares redeemed ................       (145,039)       (108,230)        (91,537)        (23,681)
                                                          ----------      ----------      ----------      ----------
  Net increase in net assets from capital share
        transactions ................................      1,023,880       5,919,629         140,169       1,175,892
                                                          ----------      ----------      ----------      ----------
NET INCREASE IN NET ASSETS ..........................      1,495,734       6,434,936         140,169       1,175,892
NET ASSETS:
  Beginning of period ...............................      6,434,936              --       1,175,892              --
                                                          ----------      ----------      ----------      ----------
  End of period .....................................     $7,930,670      $6,434,936      $1,316,061      $1,175,892
                                                          ==========      ==========      ==========      ==========
CAPITAL SHARE TRANSACTIONS:
  Shares sold .......................................         97,374         573,282         202,058       1,168,068
  Shares issued in reinvestment of distributions to
    shareholders ....................................            471           2,411          29,648          31,505
                                                          ----------      ----------      ----------      ----------
                                                              97,845         575,693         231,706       1,199,573
  Less: shares redeemed .............................        (12,112)         (9,856)        (91,537)        (23,681)
                                                          ----------      ----------      ----------      ----------
NET INCREASE IN SHARES OUTSTANDING ..................         85,733         565,837         140,169       1,175,892
CAPITAL SHARES:
  Beginning of period ...............................        565,837            ----       1,175,892              --
                                                          ----------      ----------      ----------      ----------
  End of period .....................................        651,570         565,837       1,316,061       1,175,892
                                                          ==========      ==========      ==========      ==========

See accompanying notes to financial statements.

                         THE WOODWARD VARIABLE ANNUITY
                                 BALANCED FUND
                           PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
                                  (Unaudited)

                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 7.52%
  Salomon Brothers, Revolving Repurchase Agreement,
  5.53%, 7/1/96 (secured by various U.S. Treasury
  Strips with maturities ranging from 2/15/99
    through 8/15/00, all held at Chemical Bank) .....    $1,073,427    $1,073,427
                                                                       ----------
  (Cost $1,073,427)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 37.82%
  U.S. Treasury Securities -- 19.94%
    Principal Strip from U.S. Treasury Securities
      due:
        8/15/99 .....................................       200,000       164,373
        5/15/17 .....................................        90,000        20,479
        8/15/17 .....................................       320,000        71,453
        11/15/18 ....................................       100,000        20,436
    Strip from U.S. Treasury Securities due:
        5/15/13 .....................................       250,000        76,228
        2/15/14 .....................................       200,000        57,742
    U.S. Treasury Bonds:
        12.750%, 11/15/10 ...........................       450,000       631,899
        10.375%, 11/15/12 ...........................       150,000       190,429
        8.750%, 5/15/17 .............................        50,000        59,344
    U.S. Treasury Notes:
        6.125%, 7/31/96 .............................       325,000       325,253
        7.875%, 1/15/98 .............................       120,000       123,224
        5.250%, 7/31/98 .............................       350,000       343,931
        7.750%, 11/30/99 ............................       200,000       208,250
        6.375%, 8/15/02 .............................       100,000        99,094
        6.250%, 2/15/03 .............................       200,000       196,437
        7.250%, 5/15/04 .............................       250,000       258,906
                                                                       ----------
  (Cost $2,834,477)                                                     2,847,478
                                                                       ----------
  Agency Obligations -- 17.88%
    Federal Home Loan Mortgage Corp. Gtd. Multi-Class
      Mortgage Participation Ctfs.:
        Series 11 Class D, 9.500%, 7/15/19 ..........        50,000        54,311
        Series 22 Class C, 9.500%, 4/15/20 ..........        13,811        15,074
        Series 47 Class F, 10.000%, 6/15/20 .........       100,000       110,127
        Series 84 Class F, 9.200%, 10/15/20 .........        50,000        53,132
        Series 109 Class I, 9.100%, 1/15/21 .........       132,000       141,154
        Series 1084 Class F, AR, 5/15/21 ............       100,000       101,929
        Series 1084 Class S, IF, 5/15/21 ............        70,000        80,500
        Series 1297 Class H, 7.500%, 1/15/20 ........        40,711        39,595
        Series 1360 Class PK, 10.000%, 12/15/20 .....        25,000        28,018
        Series 1378 Class H, 10.000%, 1/15/21 .......        50,000        55,861
        Series 1378 Class JZ, 7.500%, 11/15/21 ......        65,770        60,592
        Series 1483 Class E, 6.500%, 2/15/20 ........        40,000        38,350
        Series 1489 Class L, 5.500%, 4/15/08 ........        77,825        73,857
        Series 1491 Class MA, 6.750%, 11/15/22 ......       119,740       109,765

        Series 1531 Class K, 6.000%, 4/15/08 ........      86,704          81,073
        Series 1585 Class NB, IF, 9/15/23 ...........      24,166          16,523
        Series 1586 Class A, 6.000%, 9/15/08 ........      33,523          31,068
        Series 1604 Class SE, IF, 11/15/08 ..........      46,758          33,783
        Series 1606 Class LD, IF, 5/15/08 ...........      30,763          17,323
        Series 1686 Class A, 5.000%, 2/15/24 ........      46,224          37,207
        Series 1686 Class SL, IF, 2/15/24 ...........      46,224          33,628
        Series 1757 Class A, 9.500%, 5/15/23 ........      80,478          84,905
        Series 1796 Class A, IF, 2/15/09 ............      25,000          16,500
        Series 1825 Class C, 5.799%, 12/15/23 .......      50,000          42,641
        Series 1854 Class C, IF, 4/15/08 ............      75,000          42,070
    Federal Housing Administration Greystone 1996-2
      Putable Pool, 7.430%, 11/1/22 .................      99,824          99,923
    Federal National Mortgage Assn. Pass Thru
      Securities:
      Guaranteed Remic Trust:
        1989 Class 69-G, 7.600%, 10/25/19 ...........      50,000          48,578
        1990 Class 1-D, 8.800%, 1/25/20 .............      50,000          52,088
        1990 Class 120-H, 9.000%, 10/25/20 ..........     100,000         106,821
        1990 Class 143-J, 8.750%, 12/25/20 ..........      75,000          78,011
        1991 Class 144-PZ, 8.500%, 6/25/21 ..........      74,239          76,757
        1993 Class 32-K, 6.000%, 3/25/23 ............      35,852          30,555
        1993 Class 139-S, IF, 8/25/23 ...............      86,582          45,239
        1993 Class 155-LA, 6.500%, 5/25/23 ..........      43,397          42,012
        1993 Class 190-SE, IF, 10/25/08 .............      49,847          34,503
        1993 Class 214-L, 6.000%, 12/25/08 ..........      78,750          74,198
        1993 Class 223-FB, IF, 12/25/23 .............      37,914          36,587
        1993 Class 223-SB, IF, 12/25/23 .............      14,582          10,098
        1994 Class 19-C, 5.000%, 1/25/24 ............      41,644          36,329
        1995 Class 13-B, 6.500%, 3/25/09 ............      93,986          88,679
        1996 Class 20-L, Zero Coupon, 9/25/08 .......      30,000          16,003
        1992-G Class 42-Z, 7.000%, 7/25/22 ..........      65,719          59,239
        1992-G Class 59-C, 6.000%, 12/25/21 .........      50,000          46,042
        1994-G Class 13-ZB, 7.000%, 11/17/24 ........      55,842          48,152
    Government National Mortgage Assn. Pass Thru
      Ctfs.
      Guaranteed Remic Series 1994, Class SA, IF,
        10/16/22 ....................................     302,600          17,536
    Government National Mortgage Assn. Pass Thru
      Pool:
        #297628, 8.000%, 9/15/22 ....................      35,646          36,175
        #313110, 7.500%, 11/15/22 ...................      72,152          71,697
                                                                        ---------
  (Cost $2,599,208)                                                     2,554,208
                                                                        ---------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS ........                   5,401,686
                                                                        ---------
  (Cost $5,433,685)

CORPORATE BONDS AND NOTES -- 2.12%
  Finance -- 2.12%
    Ford Credit Grantor Trust Asset Backed Ctf.
      Series 1994-A, Class A, 6.350%, 5/15/99 .......       36,884        37,068
    Merrill Lynch MBS Inc. Project Pass Thru Ctf.
      Series 144-S FHA Insured, 7.430%, 7/25/24 .....       91,353        87,698
    Nationsbank Auto Grantor Trust Asset Backed Ctf.
      Series 1995-A, Class A, 5.85%, 6/15/02 ........       37,373        37,320
    Navistar Financial Corp. Owner Trust Series
      1995-1, Class A2, 6.550%, 11/20/01 ............       40,005        40,631
    World Omni Automobile Lease Trust Asset Backed
      Pass Thru Ctf., Series 1995-A, Class A, 6.050%,
      11/25/01 ......................................      100,000       100,163
                                                                        --------
TOTAL CORPORATE BONDS AND NOTES .....................                    302,880
                                                                        --------
  (COST $302,245)
                                                           Shares
                                                           ------
COMMON STOCKS -- 52.54%
  Aerospace -- 1.16% ................................
    Boeing Co. ......................................        1,900       165,537
                                                                        --------
  Air Transport -- 0.10%
    Air Express International Corp. .................          500        14,125
                                                                        --------
  Apparel -- 1.07%
    Nine West Group, Inc. * .........................          450        23,006
    Russell Corp. ...................................        4,700       129,838
                                                                        --------
                                                                         152,844
                                                                        --------
  Banks -- 3.35%
    Barnett Banks, Inc. .............................        2,100       128,100
    Charter One Financial, Inc. .....................          950        33,131
    First Tennessee National Corp. ..................          700        21,438
    Fleet Financial Group, Inc. .....................        4,100       178,350
    Norwest Corp. ...................................        2,700        94,162
    TCF Financial Corp. .............................          700        23,275
                                                                        --------
                                                                         478,456
                                                                        --------
 Business Machines -- 1.18%
    Autodesk, Inc. ..................................        2,300        68,712
    Compaq Computer Corp. * .........................        1,100        54,175
    Diebold, Inc. ...................................          450        21,713
    InterVoice, Inc. * ..............................          300         5,963
    Xilinx, Inc. * ..................................          550        17,462
                                                                        --------
                                                                         168,025
                                                                        --------
  Business Services -- 5.48%
    American Management System, Inc. * ..............          675        19,744
    CDI Corp. * .....................................          500        16,875
    Deluxe Corp. ....................................        3,800       134,900
    DST Systems, Inc. * .............................          300         9,600

    Dun & Bradstreet Corp. ..........................        2,400       150,000
    Electronic Date Systems Corp. ...................        3,400       182,750
    G & K Services, Inc. Class A ....................          600        17,100
    Interpublic Group of Companies, Inc. ............        1,300        60,938
    Omnicom Group, Inc. .............................          400        18,600
    SunGard Data Systems, Inc. * ....................          700        28,087
    WMX Technologies, Inc. ..........................        3,900       127,725
    Zilog, Inc. * ...................................          700        16,800
                                                                        --------
                                                                         783,119
                                                                        --------
  Chemicals -- 2.44%
    Dow Chemical Co. ................................        1,000        76,000
    Great Lakes Chemical Corp. ......................        1,700       105,825
    RPM, Inc. .......................................          700        10,937
    Sigma-Aldrich Corp. .............................        2,900       155,150
                                                                        --------
                                                                         347,912
                                                                        --------
  Construction -- 2.51%
    Crane Co. .......................................          800        32,800
    Masco Corp. .....................................        4,100       124,025
    York International Corp. ........................        3,900       201,825
                                                                        --------
                                                                         358,650
                                                                        --------
  Consumer Durables -- 1.26%
    Durakon Industries, Inc. * ......................          400         5,850
    Invacare Corp. ..................................          200         4,700
    Leggett & Platt, Inc. ...........................          900        24,975
    Rubbermaid, Inc. ................................        5,300       144,425
                                                                        --------
                                                                         179,950
                                                                        --------
  Containers -- 1.08%
    AptarGroup, Inc. ................................          500        15,125
    Crown Cork & Seal Co., Inc. * ...................        3,100       139,500
                                                                        --------
                                                                         154,625
                                                                        --------
  Drugs and Medicine -- 3.83%

    Abbott Laboratories Corp. .......................        2,800       121,800
    Bristol-Myers Squibb Co. ........................        1,700       153,000
    Community Health System, Inc. ...................          200        10,350
    Health Care & Retirement Corp. * ................          600        14,250
    Scherer (R.P.) Corp. * ..........................          150         6,806
    Schering-Plough Corp. ...........................        3,200       200,800
    Sybron International Corp. * ....................          900        22,500
    Vivra, Inc. * ...................................          550        18,081
                                                                        --------
                                                                         547,587
                                                                        --------
  Electronics -- 2.03%
    Belden, Inc. ....................................        1,050        31,500
    Dynatech Corp. * ................................          800        26,000


    Hewlett Packard Co. .............................        500          49,812
    Intel Corp. .....................................        800          58,750
    Lucent Technology, Inc. .........................        900          34,087
    Microchip Technology, Inc. ......................        800          19,800
    Molex, Inc. Class A Non-Voting ..................        450          13,219
    Motorola, Inc. ..................................        900          56,588
                                                                        --------
                                                                         289,756
                                                                        --------
  Energy and Utilities -- 3.12%
    Enron Corp. .....................................      3,300         134,888
    MCN Corp. .......................................      6,900         168,187
    Pinnacle West Capital Corp. .....................      4,700         142,762
                                                                        --------
                                                                         445,837
                                                                        --------
  Energy Raw Materials -- 1.87%
    Apache Corp. ....................................        900          29,588
    Noble Affiliates, Inc. ..........................        700          26,425
    Schlumberger Ltd. ...............................      2,300         193,775
    Southwestern Energy Co. .........................      1,200          16,950
                                                                        --------
                                                                         266,738
                                                                        --------
  Food and Agriculture -- 2.83%
    ConAgra, Inc. ...................................      2,200          99,825
    CPC International, Inc. .........................      1,800         129,600
    Sysco Corp. .....................................      4,800         164,400
    Universal Foods Corp. ...........................        300          11,063
                                                                        --------
                                                                         404,888
                                                                        --------
  Insurance -- 2.30%
    American International Group, Inc. ..............        900          88,763
    Capital Re Corp. ................................        600          22,050
    Chubb Corp. .....................................      3,800         189,525
    Transatlantic Holdings, Inc. ....................        400          28,050
                                                                        --------
                                                                         328,388
                                                                        --------
  International Oil -- 0.75%
    Royal Dutch Petroleum Co., N.Y. Registry ........        700         107,625
                                                                        --------
  Liquor -- 1.10%
    Anheuser Busch Companies, Inc. ..................      2,100         157,500
                                                                        --------
  Media -- 2.37%
    Banta Corp. .....................................        850          21,462
    Gannett Co., Inc. ...............................      2,200         155,650
    Washington Post Co. Class B .....................        500         162,000
                                                                        --------
                                                                         339,112
                                                                        --------
  Miscellaneous and Conglomerates -- 1.95%
    ABC Rail Products Corp. * .......................        400           8,650
    Culligan Water Technologies, Inc. * .............        400          15,200
    DENTSPLY International, Inc. ....................        450          19,125

    Greenfield Industries, Inc. .....................        750          24,750
    Health Management Associates, Inc. Class A * ....        675          13,669
    Duracell International, Inc. ....................      3,600         155,250
    Littlefuse, Inc. * ..............................        500          18,750
    Wolverine Tube, Inc. * ..........................        650          22,750
                                                                        --------
                                                                         278,144
                                                                        --------
  Miscellaneous Finance -- 1.27%
    CMAC Investment Corp. ...........................        350          20,125
    Edwards (A.G.), Inc. ............................        800          21,700
    Everest Reinsurance Holdings, Inc. ..............      1,000          25,875
    Executive Risk, Inc. ............................        600          22,950
    FINOVA Group, Inc. ..............................        750          36,562
    Idex Corp. ......................................        600          22,800
    PMI Group, Inc. .................................        450          19,125
    Scotsman Industries, Inc. .......................        600          12,075
                                                                        --------
                                                                         181,212
                                                                        --------
  Motor Vehicles -- 1.17%
    Borg Warner Automotive, Inc. ....................        400          15,800
    Excel Industries, Inc. ..........................        300           3,750
    General Motors Corp. ............................      2,100         109,988
    Harley-Davidson, Inc. ...........................        450          18,506
    Myers Industries, Inc. ..........................        630          11,734
    Superior Industries International ...............        250           6,625
                                                                        --------
                                                                         166,403
                                                                        --------
  Non-Durables and Entertainment -- 0.77%

    Cracker Barrel Old Country Store, Inc. ..........      3,900          94,575
    Lancaster Colony Corp. ..........................        400          14,950
                                                                       ---------
                                                                         109,525
                                                                       ---------
  Non-Ferrous Metals -- 0.09%
    DT Industries, Inc. .............................        700          12,775
                                                                       ---------
   Producer Goods -- 2.11%
    General Electric Co. ............................      1,200         103,800
    Hubbell, Inc., Class B ..........................        350          23,187
    Juno Lighting, Inc. .............................      1,200          20,400
    Stewart & Stevenson Services, Inc. ..............      5,100         116,025
    Teleflex, Inc. ..................................        400          19,100
    Trimas Corp. ....................................        800          18,700
                                                                       ---------
                                                                         301,212
                                                                       ---------
  Retail -- 0.98%
    Cato Corp. Class A ..............................      1,800          10,800
    Kohls Corp. * ...................................        200           7,325
    Proffitts, Inc. * ...............................        600          21,300
    Talbots, Inc. *..................................        450          14,569
    Toys R Us *......................................      3,000          85,500
                                                                       ---------
                                                                         139,494
                                                                       ---------

  Telephone -- 3.55%
    AT&T Corp. ......................................      3,100         192,200
    Century Telephone Enterprises, Inc. .............      4,000         127,500
    MCI Communications Corp. ........................      7,300         187,063
                                                                     -----------
                                                                         506,763
                                                                     -----------
  Travel and Recreation -- 0.15%
    Callaway Golf Co. ...............................        650          21,613
                                                                     -----------
  Trucking and Freight -- 0.67%
    Ryder System, Inc. ..............................      3,400          95,625
                                                                     -----------
TOTAL COMMON STOCKS .................................                  7,503,440
                                                                     -----------
  (Cost $6,668,909)
TOTAL INVESTMENTS ...................................                $14,281,433
                                                                     ===========
  (Cost $13,478,266)

* Non-income producing security.

                         THE WOODWARD VARIABLE ANNUITY
                                 BALANCED FUND
                     PORTFOLIO OF INVESTMENTS (Continued)

                                 June 30, 1996
                                  (Unaudited)

                       Notes to Portfolio of Investments

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture.

Adjustable Rate (AR)

Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.

Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

                         THE WOODWARD VARIABLE ANNUITY
                               GROWTH/VALUE FUND
                           PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
                                  (Unaudited)

                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 1.45%
  Salomon Brothers, Revolving Repurchase Agreement,
   5.53%, 7/1/96 (secured by various U.S. Treasury
   Strips with maturities ranging from 2/15/99
   through 8/15/00, all held at Chemical Bank) .....      $76,646       $ 76,646
                                                                        --------
  (Cost $76,646)
                                                           Shares
                                                           ------
COMMON STOCKS -- 98.55%
  Aerospace -- 2.47%
    Boeing Co. ......................................       1,500        130,688
                                                                        --------
  Apparel -- 2.04%
    Russell Corp. ...................................       3,900        107,738
                                                                        --------
  Banks -- 6.39%
    Barnett Banks, Inc. .............................       1,800        109,800
    Fleet Financial Group, Inc. .....................       3,400        147,900
    Norwest Corp. ...................................       2,300         80,212
                                                                        --------
                                                                         337,912
                                                                        --------
  Business Machines -- 1.83%
    Autodesk, Inc. ..................................       1,600         47,800
    Compaq Computer Corp. ...........................       1,000         49,250
                                                                        --------
                                                                          97,050
                                                                        --------
  Business Services -- 10.30%
    Deluxe Corp. ....................................       3,100        110,050
    Dun & Bradstreet Corp. ..........................       2,000        125,000
    Electronic Date Systems Corp. ...................       2,800        150,500
    Interpublic Group of Companies, Inc. ............       1,100         51,562
    WMX Technologies, Inc. ..........................       3,300        108,075
                                                                        --------
                                                                         545,187
                                                                        --------
  Chemicals -- 5.37%
    Dow Chemical Co. ................................         900         68,400
    Great Lakes Chemical Corp. ......................       1,400         87,150
    Sigma-Aldrich Corp. .............................       2,400        128,400
                                                                        --------
                                                                         283,950
                                                                        --------
  Construction -- 5.17%
    Masco Corp. .....................................       3,400        102,850
    York International Corp. ........................       3,300        170,775
                                                                        --------
                                                                         273,625
                                                                        --------
  Consumer Durables -- 2.26%
    Rubbermaid, Inc. ................................       4,400        119,900
                                                                        --------
  Containers -- 2.21%
    Crown Cork & Seal Co. Inc. * ....................       2,600        117,000
                                                                        --------

  Drugs and Medicine -- 7.64%
    Abbott Laboratories Corp. .......................      2,300         100,050
    Bristol-Myers Squibb Co. ........................      1,500         135,000
    Schering-Plough Corp. ...........................      2,700         169,425
                                                                        --------
                                                                         404,475
                                                                        --------
  Electronics -- 3.06%
    Hewlett Packard Co. .............................        400          39,850
    Intel Corp. .....................................        700          51,406
    Lucent Technology, Inc. .........................        700          26,513
    Motorola, Inc. ..................................        700          44,012
                                                                        --------
                                                                         161,781
                                                                        --------
  Energy and Utilities -- 7.03%
    Enron Corp. .....................................      2,800         114,450
    MCN Corp. .......................................      5,700         138,937
    Pinnacle West Capital Corp. .....................      3,900         118,463
                                                                        --------
                                                                         371,850
                                                                        --------
  Energy Raw Materials -- 3.02%
    Schlumberger Ltd. ...............................      1,900         160,075
  Food and Agriculture -- 6.17%
    ConAgra, Inc. ...................................      1,800          81,675
    CPC International, Inc. .........................      1,500         108,000
    Sysco Corp. .....................................      4,000         137,000
                                                                        --------
                                                                         326,675
                                                                        --------
  Insurance -- 4.51%
    American International Group, Inc. ..............        800          78,900
    Chubb Corp. .....................................      3,200         159,600
                                                                        --------
                                                                         238,500
                                                                        --------
  International Oil -- 1.74%
    Royal Dutch Petroleum Co., N.Y. Registry ........        600          92,250
                                                                        --------
  Liquor -- 2.55%
    Anheuser-Busch Companies, Inc. ..................      1,800         135,000
                                                                        --------
    Media -- 4.86%
    Gannett Co., Inc. ...............................      1,800         127,350
    Washington Post Co. Class B .....................        400         129,600
                                                                        --------
                                                                         256,950
                                                                        --------
  Miscellaneous & Conglomerates -- 2.45%
    Duracell International, Inc. ....................      3,000         129,375
                                                                        --------
  Motor Vehicles -- 1.78%
    General Motors Corp. ............................      1,800          94,275
                                                                        --------
  Non-Durables and Entertainment -- 1.42%
    Cracker Barrel Old Country Store, Inc. ..........      3,100          75,175
                                                                        --------

  Producer Goods -- 3.44% ...........................
    General Electric Co. ............................      1,000          86,500
    Stewart & Stevenson Services, Inc. ..............      4,200          95,550
                                                                      ----------
                                                                         182,050
                                                                      ----------
  Retail -- 1.35%
    Toys R Us Inc.* .................................      2,500          71,250
                                                                      ----------
  Telephone -- 8.00%
    A T & T Corp. ...................................      2,600         161,200
    Century Telephone Enterprises, Inc. .............      3,400         108,375
    MCI Communications Corp. ........................      6,000         153,750
                                                                      ----------
                                                                         423,325
                                                                      ----------
  Trucking and Freight -- 1.49%
    Ryder System, Inc. ..............................      2,800          78,750
                                                                      ----------
TOTAL COMMON STOCKS .................................                  5,214,806
                                                                      ----------
  (Cost $4,736,262)
TOTAL INVESTMENTS ...................................                 $5,291,452
                                                                      ==========
  (Cost $4,812,908)

      * Non-income producing security.

                        THE WOODWARD VARIABLE ANNUITY
                               OPPORTUNITY FUND
                           PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
                                  (Unaudited)

                     Description                       Face Amount   Market Value
                     -----------                       -----------   ------------
TEMPORARY CASH INVESTMENT -- 2.84%
Salomon Brothers, Revolving Repurchase
  Agreement, 5.53%, 7/1/96 (secured by various
  U.S. Treasury Strips with maturities ranging
  from 2/15/99 through 8/15/00,
  all held by Chemical Bank) ........................   $174,775        $174,775
                                                                        --------
  (Cost $174,775)
                                                          Shares
                                                          ------
COMMON STOCKS -- 97.16%
  Air Transport -- 1.15% ............................
    Air Express International Corp. .................      2,500          70,625
                                                                        --------
    Apparel -- 1.50% ................................
    Nine West Group, Inc. * .........................      1,800          92,025
                                                                        --------
  Banks -- 5.79% ....................................
    Charter One Financial, Inc. .....................      4,150         144,731
    First Tennessee National Corp. ..................      3,200          98,000
    TCF Financial Corp. .............................      3,400         113,050
                                                                        --------
                                                                         355,781
                                                                        --------
  Business Machines -- 4.20%
    Autodesk, Inc. ..................................      1,500          44,812
    Diebold, Inc. ...................................      2,300         110,975
    InterVoice, Inc. * ..............................      1,100          21,863
    Xilinx, Inc. * ..................................      2,550          80,962
                                                                        --------
                                                                         258,612
                                                                        --------
  Business Services -- 9.72% ........................
    American Management Systems, Inc. * .............      3,500         102,375
    CDI Corp. * .....................................      2,500          84,375
    DST Systems, Inc. * .............................      1,000          32,000
    G & K Services, Inc. Class A ....................      2,300          65,550
    Omnicom Group, Inc. .............................      2,100          97,650
    SunGard Data Systems, Inc. * ....................      3,250         130,406
    Zilog, Inc. * ...................................      3,550          85,200
                                                                        --------
                                                                         597,556
                                                                        --------
  Chemicals -- 0.87%
    RPM, Inc. .......................................      3,425          53,516
                                                                        --------
  Construction -- 2.63%
    Crane Co. .......................................      3,950         161,950
                                                                        --------
  Consumer Durables -- 2.82%
    Durakon Industries, Inc. * ......................      2,700          39,487
    Invacare Corp. ..................................      1,100          25,850
    Leggett & Platt, Inc. ...........................      3,900         108,225
                                                                        --------
                                                                         173,562
                                                                        --------
  Containers -- 1.48%
    AptarGroup, Inc. ................................      3,000          90,750
                                                                        --------

  Drugs and Medicine -- 5.80%
    Community Health System, Inc. ...................      1,200          62,100
    Health Care & Retirement Corp. * ................      2,500          59,375
    Scherer (R.P.) Corp. * ..........................        800          36,300
    Sybron International Corp.* .....................      4,200         105,000
    Vivra, Inc. * ...................................      2,850          93,694
                                                                        --------
                                                                         356,469
                                                                        --------
  Electronics -- 6.75%
    Belden, Inc. ....................................      5,000         150,000
    Dynatech Corp. * ................................      3,500         113,750
    Microchip Technology, Inc. ......................      3,600          89,100
    Molex, Inc. Class A Non-Voting ..................      2,125          62,422
                                                                        --------
                                                                         415,272
                                                                        --------
  Energy Raw Materials -- 5.51%
    Apache Corp. ....................................      4,300         141,363
    Noble Affiliates, Inc. ..........................      3,100         117,025
    Southwestern Energy Co. .........................      5,700          80,512
                                                                        --------
                                                                         338,900
                                                                        --------
  Food and Agriculture -- 1.08%
    Universal Foods Corp. ...........................      1,800          66,375
                                                                        --------
  Insurance -- 3.50%
    Capital RE Corp. ................................      2,700          99,225
    Transatlantic Holdings, Inc. ....................      1,650         115,706
                                                                        --------
                                                                         214,931
                                                                        --------
  Media -- 1.68%
    Banta Corp. .....................................      4,100         103,525
                                                                        --------
  Miscellaneous and Conglomerates -- 9.90%
    ABC Rail Products Corp. .........................      2,100          45,412
    Culligan Water Technologies, Inc. * .............      1,800          68,400
    DENTSPLY International, Inc. ....................      2,350          99,875
    Greenfield Industries, Inc. .....................      4,150         136,950
    Health Management Associates, Inc. Class A * ....      2,775          56,194
    Littlefuse, Inc. * ..............................      2,400          90,000
    Wolverine Tube, Inc. * ..........................      3,200         112,000
                                                                        --------
                                                                         608,831
                                                                        --------
  Miscellaneous Finance -- 14.47%
    CMAC Investment Corp. ...........................      1,900         109,250
    Edwards (A.G.), Inc. ............................      4,200         113,925
    Everest Reinsurance Holdings, Inc. ..............      4,600         119,025
    Executive Risk, Inc. ............................      3,100         118,575
    FINOVA Group, Inc. ..............................      3,350         163,313
    Idex Corp. ......................................      2,950         112,100

    PMI Group, Inc. .................................      2,250          95,625
    Scotsman Industries, Inc. .......................      2,900          58,362
                                                                      ----------
                                                                         890,175
                                                                      ----------
  Motor Vehicles -- 4.03%
    Borg Warner Automotive ..........................      1,100          43,450
    Excel Industries, Inc. ..........................      1,900          23,750
    Harley-Davidson, Inc. ...........................      2,200          90,475
    Myers Industries, Inc. ..........................      3,130          58,296
    Superior Industries International ...............      1,200          31,800
                                                                      ----------
                                                                         247,771
                                                                      ----------
  Non-Durables and Entertainment -- 1.15%
    Lancaster Colony Corp. ..........................      1,900          71,013
                                                                      ----------
  Non-Ferrous Metals -- 1.07%
    DT Industries, Inc. .............................      3,600          65,700
                                                                      ----------
  Producer Goods -- 6.11%
    Hubbell, Inc. Class B ...........................      1,550         102,688
    Juno Lighting, Inc. .............................      5,800          98,600
    Teleflex, Inc. ..................................      1,800          85,950
    Trimas Corp. ....................................      3,800          88,825
                                                                      ----------
                                                                         376,063
                                                                      ----------
  Retail -- 4.33%
    Cato Corp. Class A ..............................      8,500          51,000
    Kohls Corp. * ...................................      1,200          43,950
    Proffitts, Inc. .................................      3,100         110,050
    Talbots, Inc. ...................................      1,900          61,513
                                                                      ----------
                                                                         266,513
                                                                      ----------
  Travel and Recreation -- 1.62%
    Callaway Golf Co. ...............................      3,000          99,750
                                                                      ----------
TOTAL COMMON STOCKS .................................                  5,975,665
                                                                      ----------
  (Cost $5,287,444)
TOTAL INVESTMENTS ...................................                 $6,150,440
                                                                      ==========
  (Cost $5,462,219)

* Non-income producing security.

                         THE WOODWARD VARIABLE ANNUITY
                              CAPITAL GROWTH FUND
                           PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
                                  (Unaudited)

                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 3.48%
  Salomon Brothers, Revolving Repurchase
    Agreement, 5.53%, 7/1/96, (secured by various
    U.S. Treasury Strips with maturities ranging
    from 2/15/99 through 8/15/00,
    all held at Chemical Bank) ......................    $274,081      $274,081
                                                                       --------
  (Cost $274,081)
                                                          Shares
                                                          ------
COMMON STOCKS -- 96.52%
  Banks -- 2.78%
    Banc One Corp. ..................................       1,320        44,880
    Norwest Corp. ...................................       5,000       174,375
                                                                       --------
                                                                        219,255
                                                                       --------
  Business Machines -- 7.26%
    Electronic Data Systems Corp. ...................       3,500       188,125
    Microsoft Corp. * ...............................       2,000       240,250
    Silicon Graphics ................................       6,000       144,000
                                                                        -------
                                                                        572,375
                                                                       --------
  Business Services -- 5.25%
    Automatic Data Processing, Inc. .................       2,800       108,150
    Interpublic Group of Companies, Inc. ............       4,000       187,500
    WMX Technologies, Inc. ..........................       3,600       117,900
                                                                       --------
                                                                        413,550
                                                                       --------
  Chemicals -- 3.88%
    Great Lakes Chemical Corp. ......................       2,500       155,625
    Sigma-Aldrich Corp. .............................       2,800       149,800
                                                                       --------
                                                                        305,425
                                                                       --------
  Construction -- 5.12%
    Fluor Corp. .....................................       3,000       196,125
    York International Corp. ........................       4,000       207,000
                                                                       --------
                                                                        403,125
                                                                       --------
  Consumer Durables -- 1.94%
    Newell Co. ......................................       5,000       153,125
                                                                       --------
  Containers -- 1.71%
    Crown Cork & Seal Co., Inc. * ...................       3,000       135,000
                                                                       --------
  Drugs and Medicine -- 16.78%
    Columbia HCA Healthcare Corp. ...................       4,000       213,500
    Johnson & Johnson ...............................       4,400       217,800
    Medtronic, Inc. .................................       2,000       112,000
    Mylan Laboratories, Inc. ........................       6,000       103,500
    Pall Corp. ......................................       6,000       144,750
    Smithkline Beecham PLC ADR ......................       4,000       217,500

    Stryker Corp. ...................................      6,000         136,500
    United Healthcare Corp. .........................      3,500         176,750
                                                                      ----------
                                                                       1,322,300
                                                                      ----------
  Electronics -- 7.54%
    AMP, Inc. .......................................      2,000          80,250
    Hewlett Packard Co. .............................      2,000         199,250
    Intel Corp. .....................................      3,300         242,344
    Lucent Technology, Inc. .........................      1,900          71,962
                                                                      ----------
                                                                         593,806
                                                                      ----------
  Energy and Utilities -- 2.33%
    Enron Corp. .....................................      4,500         183,937
                                                                      ----------
  Energy Raw Materials -- 3.66%
    Schlumberger Ltd. ...............................      1,900         160,075
    Western Atlas, Inc. * ...........................      2,200         128,150
                                                                      ----------
                                                                         288,225
                                                                      ----------
  Food and Agriculture -- 2.47%
    PepsiCo, Inc. ...................................      5,500         194,563
                                                                      ----------
  Insurance -- 8.65%
    AFLAC, Inc. .....................................      6,000         179,250
    American International Group, Inc. ..............      2,300         226,838
    Chubb Corp. .....................................      2,400         119,700
    UNUM Corp. ......................................      2,500         155,625
                                                                      ----------
                                                                         681,413
                                                                      ----------
  Non-Durables and Entertainment -- 5.07%
    Cracker Barrel Old Country Store, Inc. ..........      7,000         169,750
    Service Corp International ......................      4,000         230,000
                                                                      ----------
                                                                         399,750
                                                                      ----------
  Producer Goods -- 3.28%
    Illinois Tool Works, Inc. .......................      1,600         108,200
    Ivax Corp. ......................................      3,000          47,625
    Stewart & Stevenson Services, Inc. ..............      4,500         102,375
                                                                      ----------
                                                                         258,200
                                                                      ----------
  Retail -- 5.66%
    Albertsons, Inc. ................................      2,000          82,750
    Home Depot, Inc. ................................      4,000         216,000
    Walgreen Co. ....................................      4,400         147,400
                                                                      ----------
                                                                         446,150
                                                                      ----------
  Telephone -- 3.43%
    AirTouch Communications, Inc. * .................      5,500         155,375
    MCI Communications Corp. ........................      4,500         115,312
                                                                      ----------
                                                                         270,687
                                                                      ----------

  Tobacco -- 3.07%
    Philip Morris Companies, Inc. ...................      1,500          156,000
    UST, Inc. .......................................      2,500           85,625
                                                                       ----------
                                                                          241,625
                                                                       ----------
  Travel and Recreation -- 6.64%
    Carnival Corp. Class A ..........................      5,500          158,812
    Disney (Walt) Co. ...............................      3,000          188,625
    Gaylord Entertainment Co., Class A ..............      6,227          175,899
                                                                       ----------
                                                                          523,336
                                                                       ----------
TOTAL COMMON STOCKS .................................                   7,605,847
                                                                       ----------
  (Cost $6,648,857)
TOTAL INVESTMENTS ...................................                  $7,879,928
                                                                       ==========
  (Cost $6,922,938)

* Non-income producing security

                         THE WOODWARD VARIABLE ANNUITY
                               MONEY MARKET FUND
                           PORTFOLIO OF INVESTMENTS

                                 June 30, 1996
                                  (Unaudited)

                                                                      Amortized
                                                                         Cost
                     Description                        Face Amount    (Note 2)
                     -----------                        -----------    --------
TEMPORARY CASH INVESTMENTS -- 33.41%
  American General Finance, Inc. Master Note, 5.60%,
    7/1/96 ............................................   $ 25,000     $ 25,000
  Paccar Leasing Corp. Master Note, 5.60%, 7/1/96 .....     25,000       25,000
  Pitney Bowes Credit Corp. Master Note, 5.55%,
    7/1/96 ............................................     25,000       25,000
  Transamerica Finance Group, Inc., 5.60%, 7/1/96 .....     25,000       25,000
  H.S.B.C Securities Inc., Revolving Repurchase
    Agreement, 5.40%, 7/1/96 (secured by U.S.
    Treasury Bills with maturities ranging from
    3/6/97 through 6/26/97, all held at Chemical
    Bank) .............................................    200,000      200,000

  NationsBank Capital Markets, Inc., Revolving
    Repurchase Agreement, 5.50%,  7/1/96 (secured by
    various U.S. Treasury Obligations with maturities
    ranging from 5/15/00 through 5/15/06 at various
    interest rates ranging  from 0.00% to 7.875%, all
    held at Chemical Bank) ............................   127,508       127,508
                                                                       --------
                                                                        427,508
                                                                       --------
U.S. GOVERNMENT OBLIGATIONS -- 3.15%
  U.S. Treasury Securities -- 3.15%
    U.S. Treasury Notes:
      6.875%, 10/31/96 ................................    20,000        20,105
      7.500%, 1/31/97 .................................    20,000        20,269
                                                                     ----------
                                                                         40,374
                                                                     ----------
COMMERCIAL PAPER -- 53.28%
  Alcatel Alsthom, Inc., 5.19%, 7/5/96 ................    50,000        49,971
  American Greetings Corp., 5.42%, 7/24/96 ............    40,000        39,862
  Asset Securitization Coop Corp., 5.31%, 7/17/96 .....    25,000        24,941
  Banco Nacioncal De Comerico Exterior, 5.21%,
    7/11/96 ...........................................    20,000        19,971
  BCI Funding Corp., 5.32%, 7/10/96 ...................    25,000        24,967
  Cargill Financial Services Corp., 4.98%, 8/19/96 ....    50,000        49,663
  Clipper Receivable Corp., 5.45%, 7/16/96 ............    45,000        44,898
  Duracell. Inc., 5.36%, 7/9/96 .......................    25,000        24,970
  Engelhard Corp. 5.42%, 7/27/96 ......................    35,000        34,890
  English China Clays PLC, 5.34%, 8/15/96 .............    40,000        39,735
  Explorer Pipeline Co., 5.39%, 7/22/96 ...............    25,000        24,922
  Ford Motor Credit Corp., 5.17%, 7/3/96 ..............    40,000        39,989
  Great Lakes Chemical Corp., 5.42%, 8/7/96 ...........    40,000        39,778
  Heinz Co., 5.39%, 7/23/96 ...........................    20,000        19,934
  Hercules, Inc., 5.36%, 7/10/96 ......................    20,000        19,973
  National Cooperative Services Corp., 5.32%, 7/23/96..    35,000        34,887
  Pacific Dunlop Holdings, Inc., 5.33%, 8/21/96 .......    30,000        29,775
  Quebec (Province of), 5.33%, 9/23/96 ................    25,000        24,693
  Royal Bank of Canada, 5.48%, 1/17/97 ................    20,000        19,409
  Sunbelt-Dix Inc., 5.36%, 8/6/96 .....................    25,000        24,867

  Westpac Capital, 5.24%, 7/9/96 ....................      30,000        29,965
  WMX Technologies, Inc., 5.36%, 9/9/96 .............      20,000        19,794
                                                                     ----------
                                                                        681,854
                                                                     ----------
NOTES -- 5.47%
  General Electric Capital Corp. Medium Term Note,
    5.24%, 1/17/97 ..................................      20,000        19,993
  Household Bank, 5.40%, 7/30/96 ....................      30,000        30,000
  J.P. Morgan, 5.75%, 8/7/96 ........................      20,000        19,996
                                                                     ----------
                                                                         69,989
                                                                     ----------
CERTIFICATES OF DEPOSIT -- 4.69%
  Mellon Bank, 5.79%, 9/26/96 .......................      20,000        20,024
  Rabobank Nederland NV Euro, 5.93%, 6/4/97 .........      20,000        20,002
  Societe Generale, 5.78%, 4/11/97 ..................      20,000        19,997
                                                                     ----------
                                                                         60,023
                                                                     ----------
TOTAL INVESTMENTS ...................................                $1,279,748
                                                                     ==========

                      THE WOODWARD VARIABLE ANNUITY FUND
                         NOTES TO FINANCIAL STATEMENT

                                  (Unaudited)

(1)   Organization and Commencement of Operations

      The Woodward Variable Annuity Fund (the "Trust") was organized as a Delaware business trust on November 7, 1994, and registered under the Investment Company Act of 1940, as amended, as an open-end investment company. As of June 30, 1996, the Trust consisted of five separate series of which there were four Equity Funds and one Money Market Fund, as described below.

         Equity Funds:
             Woodward Variable Annuity Balanced Fund
             Woodward Variable Annuity Growth/Value Fund
             Woodward Variable Annuity Opportunity Fund
             Woodward Variable Annuity Capital Growth Fund

         Money Market Fund:
             Woodward Variable Annuity Money Market Fund

      The Trust commenced operations on March 30, 1995. Shares of the Trust are made available to serve as the underlying investment media of the variable annuity contracts issued by Separate Account Six of the ITT Hartford Life & Annuity Insurance Company. Orders for the Trust's shares are executed in accordance with the investment instructions of the contract owners.

(2)   Significant Accounting Policies

      The following is a summary of significant accounting policies followed in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments

      The Equity Funds value investment securities at market value which is determined by a pricing service based upon quoted market prices or dealer quotes. Securities for which market prices or dealer quotes are not readily available are valued by the investment advisor, NBD Bank (NBD) in accordance with procedures approved by the Board of Trustees.

      Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Money Market Fund utilizes the amortized cost method to determine the carrying value of investment securities. Under this method, investment securities are valued for both financial reporting and federal tax purposes at amortized cost and any discount or premium is amortized from the date of acquisition to maturity. The use of this method results in a carrying value which approximates market value. Market value is determined based upon quoted market prices or dealer quotes.

      Investment security purchases and sales are accounted for on the day after trade date by the Equity Funds and on the trade date for the Money Market Fund.

      The Trust invests in securities subject to repurchase agreements. Such transactions are entered into only with institutions included on the Federal Reserve System's list of institutions with whom the Federal Reserve open market desk will do business. NBD, acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to the Trust's investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by NBD to assure its value remains at least equal to 102% of the repurchase agreement amount: and
3) funds are not disbursed by the Trust or its agent unless collateral is presented or acknowledged by the collateral custodian.

   Investment Income

      Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount on debt instruments. Bond premiums and discounts are amortized/accreted as required by the Internal Revenue Code. Premiums and discounts on mortgage-backed securities are amortized/accreted using the effective interest rate method. As prepayments on the underlying mortgages increase or decrease the expected life, the yield is adjusted to amortize/accrete the security to its new expected life. Dividends are recorded on the ex-dividend date.

      Federal Income Taxes

      It is Woodward's policy to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying financial statements.

      Net realized gains differ for financial statement and tax purposes primarily because of the recognition of wash sale transactions and post-October 31 capital losses. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the funds. Certain book-to-tax timing differences for the funds are reflected as excess distributions in the Statements of Changes in Net Assets. These distributions do not constitute a tax return of capital.

   Shareholder Dividends

      Dividends from net investment income are declared and paid quarterly by the Equity Funds. Net realized capital gains are distributed annually. Distributions from net investment income and net realized gains are made during each year to avoid the 4% excise tax imposed on regulated investment companies by the Internal Revenue Code.

      On each business day except those holidays the new York Stock Exchange (Exchange), NBD or its bank affiliates observe, the Money Market Fund net investment income is declared as a dividend, at the close of the Exchange, to shareholders of record at such close. Such dividends are paid monthly.

   Deferred Organization Costs

      Organization costs are being amortized on a straight-line basis over the five year period beginning with the commencement of operations of each series.

   Expenses

      Expenses are charged daily as a percentage of the respective Fund's net assets. The Trust monitors the rate at which expenses are charged to ensure that a proper amount of expense is charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of Woodward or a change in expectations as to the level of actual expenses.

(3)   Transactions with Affiliates

      First of Michigan Corporation (FoM) and Essex National Securities, Inc. (Essex) act as sponsors and co-distributors of Woodward's shares. Neither FoM nor Essex is entitled to any fee pursuant to their Distribution Agreement with the Trust.

      NBD is the investment advisor pursuant to the Advisory Agreement. For its advisory services to the Trust, NBD is entitled to a fee, computed daily and payable monthly. Under the Advisory Agreement, NBD also provides the Trust with certain administrative services, such as maintaining the Trust's general ledger and assisting in the preparation of various regulatory reports. NBD receives no additional compensation for such services.

      NBD has agreed that it may waive its fees in whole or in part; and, if in part, may specify the particular fund to which such waiver relates as may be required to satisfy any expense limitation imposed by state securities laws or other applicable laws. At present, no restrictive expense limitation is imposed on the Trust. Restrictive limitations could be imposed as a result of changes in current state laws and regulations in those states where the Trust has qualified its shares, or by a decision of the Trustees to qualify the shares in other states having restrictive expense limitations. For the period ended June 30, 1996, NBD reimbursed the Balanced Fund, Growth/Value Fund, Opportunity Fund, Capital Growth Fund and the Money Market Fund for certain expenses in the amounts of $38,110, $32,928, $34,605, $13,720 and $22,778, respectively.

      See Note 5 for a summary of fee rates and expenses pursuant to these agreements.

(4)   Investment Securities Transactions

      Information with respect to investment securities and security transactions based on the aggregate cost of investments for federal income tax purposes, excluding short-term securities, is as follows:


                                     BALANCED    GROWTH/VALUE   OPPORTUNITY
                                       FUND          FUND           FUND
                                     --------    ------------   -----------
Gross Unrealized Gains .........   $   879,986    $  559,887     $  851,813
Gross Unrealized Losses ........       (76,819)      (81,343)      (163,592)
                                   -----------    ----------     ----------
                                   $   803,167    $  478,544     $  688,221
                                   ===========    ==========     ==========
Federal Income Tax Cost ........   $13,479,108    $4,812,202     $5,479,097
Purchases ......................   $ 5,129,119    $2,399,884     $2,186,083
Sales & Maturities .............   $ 1,760,041    $  911,337     $1,393,281

                                   CAPITAL GROWTH   MONEY MARKET
                                        FUND            FUND
                                   --------------   ------------
Gross Unrealized Gains .........     $1,088,942      $       --
Gross Unrealized Losses ........       (131,952)             --
                                     ----------      ----------
                                     $  956,990      $       --
                                     ==========      ==========
Federal Income Tax Cost ........     $6,922,938      $1,276,948
Purchases ......................     $1,949,814      $6,140,864
Sales & Maturities .............     $  991,736      $5,984,950

(5)   Expenses

      Following is a summary of total expense rates charged, advisory fee rates payable to NBD, and amounts paid to NBD, pursuant to the agreements described in Note 3 for the period ended June 30, 1996. The rates shown are stated as a percentage of each fund's average net assets.

                                            BALANCED   GROWTH/VALUE
                  Effective Date              FUND         FUND       OPPORTUNITY
                  --------------            --------   ------------   -----------
Expense Rates:
  January 1 ............................       0.85%        0.85%         0.85%
NBD Advisory Fee:
  January 1 ............................       0.75%        0.75%         0.75%
Amounts Paid:
  Advisory Fee to NBD ..................    $47,917      $17,304        $20,865
  Other Fees & Out of Pocket
    Expenses to NBD ....................    $25,331      $15,983        $18,054
Expense
  Reimbursements by NBD ................   $(38,110)    $(32,928)      $(34,605)


                                           CAPITAL GROWTH    MONEY MARKET
                 Effective Date                 FUND            FUND
                 --------------            --------------    ------------
Expense Rates:
  January 1 ............................          0.85%           0.50%
NBD Advisory Fee:
  January 1 ............................          0.75%           0.45%
Amounts Paid:
  Advisory Fee to NBD ..................       $27,183         $ 2,820
  Other Fees & Out of Pocket
    Expenses to NBD ....................       $ 9,023         $ 5,101
Expense
  Reimbursements by NBD ................      $(13,720)       $(22,778)


(6)   Equity of Affiliates:

      As of June 30, 1996, Hartford Life Insurance Company held direct interest in shares as follows:

                                                           Percent
                                                           of Total
                                                Shares     Shares
                                                ------     -------
Woodward Balanced Fund .....................   312,297     25.13%
Woodward Growth/Value Fund .................    51,650     12.08%
Woodward Opportunity Fund ..................    50,293      9.90%
Woodward Capital Growth Fund ...............    50,586      7.76%
Woodward Money Market Fund .................   533,063     40.50%

                      THE WOODWARD VARIABLE ANNUITY FUND
                                  (Unaudited)

      The Financial Highlights present a per share analysis of how the Variable Annuity Fund's net asset values have changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These financial highlights have been derived from the financial statements of the Funds and other information for the periods presented.

                                           Balanced Fund                  Growth/Value Fund               Opportunity Fund
                                   -----------------------------     ----------------------------    ---------------------------
                                     Six Months                      Six Months                       Six Months
                                       Ended                            Ended                           Ended
                                   June 30, 1996    Period Ended    June 30, 1996   Period Ended     June 30,1996   Period Ended
                                    (Unaudited)    Dec. 31, 1995     (Unaudited)    Dec. 31, 1995    (Unaudited)    Dec. 31, 1995
                                   ------------    -------------    -------------   -------------    -----------    -------------
Net asset value,
  beginning of period ...........   $     11.27      $     10.00      $    11.63      $    10.00       $  11.02       $   10.00
                                    -----------      -----------      ----------      ----------       --------       ---------
Income from investment
  operations:
    Net investment income .......          0.19             0.25            0.08            0.13           0.01            0.05
    Net realized and unrealized
      gains on investments ......          0.26             1.27            0.88            1.63           1.14            1.02
                                    -----------      -----------      ----------      ----------       --------       ---------
Total from investment
  operations ....................          0.45             1.52            0.96            1.76           1.15            1.07

Less distributions:
    From net investment income ..         (0.20)           (0.25)          (0.07)          (0.13)         (0.01)          (0.05)
    From realized gains .........            --               --              --           (0.00)            --              --
    In excess of realized gains..            --               --              --             --              --           (0.00)
                                    -----------      -----------      ----------      ----------       --------       ---------
Total distributions ..........            (0.20)           (0.25)          (0.07)          (0.13)         (0.01)          (0.05)
                                    -----------      -----------      ----------      ----------       --------       ---------
Net asset value, end of period...   $     11.52      $     11.27      $    12.52      $    11.63       $  12.16      $    11.02
Total Return (b) ................          8.03%(a)        20.15%(a)       16.55%(a)       22.75%(a)      20.91%(a)       14.20%(a)
                                    ===========      ===========      ==========      ==========     ==========      ==========
Ratios/Supplemental Data
Net assets, end of period .......   $14,309,326      $11,210,876      $5,355,162      $3,753,691     $6,175,997      $4,972,365
Ratio of expenses to average
  net assets ....................          0.85%(a)         0.85%(a)        0.85%(a)        0.85%(a)       0.85%(a)        0.85%(a)
Ratio of net investment income
  to average net assets..........          3.39%(a)         3.61%(a)        1.30%(a)        1.78%(a)       0.23%(a)        0.67%(a)

Ratio of expenses to average
  net assets without fee
  waivers/reimbursed expenses....          1.45%(a)         2.34%(a)        2.28%(a)        4.93%(a)       2.08%(a)        4.64%(a)
Ratio of net investment income
  to average net assets
  without fee waivers/
  reimbursed expenses ...........          2.79%(a)        2.12%(a)       (0.13)%(a)      (2.30)%(a)     (1.00)%(a)      (3.12)%(a)
Portfolio turnover rate .........         15.97%          14.05%          20.76%          17.47%         25.87%          32.11%
Average commission rate .........    $     0.08     $      0.10      $     0.11      $     0.14      $    0.07       $    0.11

(a) Annualized for periods less than one year for comparability purposes. Actual annual values may be less than or greater than those shown.
(b) Total returns as presented do not include any applicable sales load.

                                                            Capital Growth Fund                 Money Market Fund
                                                        -----------------------------   -----------------------------
                                                         Six months                      Six months
                                                            Ended                           Ended
                                                        June 30, 1996    Period Ended   June 30, 1996    Period Ended
                                                         (Unaudited)    Dec. 31, 1995    (Unaudited)    Dec. 31, 1995
                                                        ------------    -------------   ------------    -------------
Net asset value, beginning of period ................    $    11.37      $    10.00      $     1.00      $     1.00

Income from investment operations:
  Net investment income .............................          0.01            0.05            0.02            0.03
  Net realized and unrealized gains
     on investments .................................          0.80            1.38              --              --
                                                         ----------      ----------      ----------      ----------
Total from investment operations ....................          0.81            1.43            0.02            0.03
                                                         ----------      ----------      ----------      ----------
Less distributions:
  From net investment income ........................         (0.01)          (0.05)          (0.02)          (0.03)
  From realized gains ...............................            --           (0.01)
  In excess of realized gains .......................            --              --              --              --
                                                         ----------      ----------      ----------      ----------
Total distributions .................................         (0.01)          (0.06)          (0.02)          (0.03)
                                                         ----------      ----------      ----------      ----------
Net asset value, end of period ......................    $    12.17      $    11.37      $     1.00      $     1.00
                                                         ==========      ==========      ==========      ==========
Total Return (b) ....................................         14.21%(a)       18.82%(a)        4.84%(a)        5.41%(a)
Ratios/Supplemental Data
Net assets, end of period ...........................    $7,930,670      $6,434,936      $1,316,061      $1,175,892
Ratio of expenses to average net assets .............          0.85%(a)        0.85%(a)        0.50%(a)        0.50%(a)
Ratio of net investment income to average
   net assets........................................          0.17%(a)        0.81%(a)        4.79%(a)        5.27%(a)
Ratio of expenses to average net assets without fee
  waivers/ reimbursed expenses ......................          1.23%(a)        3.15%(a)        4.15%(a)       10.48%(a)
Ratio of net investment income to average net assets
  without fee waivers/reimbursed expenses ...........         (0.21)%(a)      (1.49)%(a)       1.18%(a)       (4.71)%(a)
Portfolio turnover rate .............................         14.19%           4.46%           N/A             N/A
Average commission rate .............................    $     0.05      $     0.11            N/A             N/A

RESULTS OF SPECIAL SHAREHOLDER MEETING (Unaudited)

     On July, 10,1996, a special meeting of the shareholders of The Woodward Variable Annuity Funds was held to approve the following proposals.

     The shareholders approved these proposals with respect to The Woodward Variable Annuity Funds as follows:

1. To approve a new investment advisory agreement ("New Advisory Agreement") between each Trust, NBD Bank

     ("NBD") and First Chicago Investment Management Company ("FCIMCO")

Fund                      Affirmative    Against      Abstain
VA Balanced                1,065,421       9,981      64,060
VA Growth/Value              363,264       9,935       9,079
VA Opportunity               430,828       2,537      41,784
VA Capital Growth            547,409       2,427      58,591
VA Money Market            1,230,799      16,191       7,211


2. To approve a change to the fundamental investment limitations of each Fund of the Trust with regard to the following:

     a)   investment in commodities

Fund                      Affirmative    Against      Abstain
VA Balanced                1,033,755      26,093      79,614
VA Growth/Value              365,814       4,338      12,125
VA Opportunity               407,840      16,497      50,812
VA Capital Growth            528,664      11,432      68,332
VA Money Market            1,230,799      16,191       7,211

     b)   expanded power to borrow

Fund                      Affirmative    Against      Abstain
VA Balanced                1,003,138      57,827      78,497
VA Growth/Value              364,900       4,476      12,901
VA Opportunity               391,965      33,141      50,042
VA Capital Growth            511,311      28,620      68,496
VA Money Market            1,230,799      16,191       7,211

     c)   issuing senior securities

Fund                      Affirmative    Against      Abstain
VA Balanced                1,042,108      27,404      69,951
VA Growth/Value              365,814       4,338      12,125
VA Opportunity               416,364      12,045      46,740
VA Capital Growth            530,452      11,657      66,318
VA Money Market            1,230,799      16,191       7,211

3. To approve a change to the fundamental investment policies and limitations of certain Funds of the Trusts, as follows:

     c) to approve a change to the fundamental investment limitation concerning concentration of investments in a particular industry with respect to the Funds

Fund                      Affirmative    Against      Abstain
VA Balanced                  999,822      50,398      89,242
VA Growth/Value              367,274       5,925       9,079
VA Opportunity               394,959      20,740      59,450
VA Capital Growth            516,629      22,158      69,640
VA Money Market            1,230,799      16,191       7,211

4. To approve a change of the following fundamental policies and limitations to non-fundamental policies and limitations:

     b)  limitation on investment in other investment companies

Fund                      Affirmative    Against     Abstain
VA Balanced                1,042,996     14,653      81,813
VA Growth/Value              364,174      3,417      14,687
VA Opportunity               412,130      8,315      54,704
VA Capital Growth            530,008      9,838      68,582
VA Money Market            1,230,799     16,191       7,211

     c)  limitation on illiquid securities

Fund                      Affirmative     Against     Abstain
VA Balanced                1,036,980      21,285      81,198
VA Growth/Value              350,852      16,740      14,687
VA Opportunity               412,287       7,735      55,126
VA Capital Growth            530,032       9,905      68,490
VA Money Market            1,230,799      16,191       7,211

     d)  limitation on purchasing securities on margin

Fund                   Affirmative       Against       Abstain
VA Balanced            1,015,820         35,688         87,955
VA Growth/Value          354,575          9,189         18,513
VA Opportunity           402,585         16,616         55,948
VA Capital Growth        522,774         17,163         68,490
VA Money Market        1,230,799         16,191          7,211

     e) limitation on purchasing securities of companies for the purpose of exercising control

Fund                      Affirmative     Against     Abstain
VA Balanced                1,020,173      38,092      81,198
VA Growth/Value              354,579      13,012      14,687
VA Opportunity               405,711      14,734      54,704
VA Capital Growth            524,916      15,338      68,174
VA Money Market            1,230,799      16,191       7,211

     f) limitation on writing or selling put options, call options, straddles, spreads, or any combinations thereof

Fund                         Affirmative        Against         Abstain
VA Balanced                1,012,425.017      33,295.133      93,743.690
VA Growth/Value              357,465.514       8,673.916      16,139.830
VA Opportunity               400,798.664      12,306.389      62,045.108
VA Capital Growth            518,570.165      13,470.619      76,388.267

5. To approve certain changes to fundamental investment objectives of VA Growth/Value, VA Opportunity Funds, and VA Capital Growth Funds

Fund                     Affirmative    Against     Abstain
VA Growth/Value            365,959       3,417      12,901
VA Opportunity             403,103      17,076      54,970
VA Capital Growth          519,677      18,709      70,042

6. To ratify the appointment of two Trustees to the Board of Trustees of each Trust.

Elected Trustees                        Current Trustees
Ms. Marilyn McCoy     Mr. Will M. Caldwell          Mr. Donald B. Sutherland
Mr. John P. Gould     Dr. Nicholas J. DeGrazia      Mr.Donald L. Tuttle
                      Mr.Julius L. Pallone

Fund                      Affirmative     Against   Abstain
VA Balanced                1,054,904       5,195     79,363
VA Growth/Value              373,200           0      9,079
VA Opportunity               420,203       5,136     49,809
VA Capital Growth            537,796       4,222     66,410
VA Money Market            1,230,799      16,191      7,211

8. To transact such other business as may properly come before the Meetings or any adjournment thereof.

Fund                    Affirmative    Against    Abstain
VA Balanced              1,050,437      4,523      84,502
VA Growth/Value            370,325      1,425      10,527
VA Opportunity             422,750      2,394      50,004
VA Capital                 540,169      2,166      66,093
VA Money Market          1,246,991          0       7,211

                                    PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements:

             (1) Included in Part A of the Registration Statement are the following:

                    (i) Audited Financial Highlights for the period ended December 31, 1995 and Unaudited Financial Highlights for the six months ended June 30, 1996 with respect to the Registrant's Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity, Growth and Money Market Funds.

             (2) Included in Part B of the Registration Statement are the following audited and unaudited financial statements:

                    (i) With respect to Registrant's Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity, Growth and Money Market Funds:

                         Report of Independent Accountants for the period ended December 31, 1995 (audited) and for the period ended June 30, 1996 (unaudited);

                         Statements of Assets and Liabilities - December 31, 1995 (audited) and June 30, 1996 (unaudited);

                         Statements of Operations for the period ended December 31, 1995 (audited) and for the period ended June 30, 1996 (unaudited);

                         Statements of Changes in Net Assets for the period ended December 31, 1995 (audited) and for the period ended June 30, 1996 (unaudited);

                         Portfolio of Investments - December 31, 1995
                         (audited) and June 30, 1996 (unaudited);

                         Notes to Financial Statements.

        (b)  Exhibits:

             (1)(a) Trust Instrument dated November 7, 1994 is incorporated herein by reference to exhibit (1) of the Registrant's Registration Statement on Form N-1A filed with the Commission on November 10, 1994.

                (b) Certificate of Amendment No. 1 to Certificate of Trust
                    is filed herein.

             (2) Bylaws of Registrant is incorporated herein by reference to exhibit (2) of the Registrant's Registration Statement on Form N-1A filed with the Commission on November 10, 1994.

             (3)    Not Applicable.

             (4)    Not Applicable.

             (5)(a) Co-Advisory Agreement dated October 7, 1996 among
                    Registrant, NBD Bank ("NBD") and First Chicago NBD Investment Management Company ("FCNIMCO") is filed herein.

                (b) Form of Addendum No. 1 to Advisory Agreement is filed
                    herein.

             (6)(a) Distribution Agreement dated October 7, 1996 between
                    Registrant and BISYS is filed herein.

                (b) Form of Addendum No. 1 to Distribution Agreement is filed herein.

             (7)    Not Applicable.

             (8)(a) Custodian Agreement dated March 30, 1995 between
                    Registrant and NBD Bank is incorporated herein by reference to exhibit (8) of the Registrant's Registration Statement on Form N-1A filed with the Commission on August 30, 1995.

                (b) Form of Addendum No. 1 to Custodian Agreement is filed herein.

             (9)(a) Transfer and Dividend Disbursing Agency Agreement dated
                    March 30, 1995 between Registrant and NBD Bank is incorporated herein by reference to exhibit (9)(a) of the Registrant's Registration Statement on Form N-1A filed with the Commission on August 30, 1995.

                (b) Form of Addendum No. 1 to Transfer Agency Agreement is
                    filed herein.

                (c) Participation Agreement dated March 30, 1995 between
                    Registrant and Hartford Life Insurance Company is incorporated herein by reference to exhibit (9)(b) of the Registrant's Registration Statement on Form N-1A filed with the Commission on August 30, 1995.

                (d) Co-Administration Agreement dated October 7, 1996 among
                    Registrant, NBD, FCNIMCO and BISYS is filed herein.

                (e) Form of Addendum No. 1 to Co-Administration Agreement
                    is filed herein.

           *(10)    Opinion of Drinker Biddle & Reath, counsel for the
                    Registrant.

            (11)(a) Consent of Arthur Andersen LLP.

                (b) Consent of Drinker Biddle & Reath.

            (12)    Not Applicable.

            (13)(a) Purchase Agreement dated March 29, 1995 between Registrant and Christina T. Simmons is incorporated herein by reference to exhibit (13)(a) of the Registrant's Registration Statement on Form N-1A filed with the Commission on August 30, 1995.

                (b) Purchase Agreement dated March 30, 1995 between Registrant and Hartford Life Insurance Company is incorporated herein by reference to exhibit (13)(b) of the Registrant's Registration Statement on Form N-1A filed with the Commission on August 30, 1995.

                (c) Form of Purchase Agreement between Registrant and ITT
                    Hartford Life and Annuity Insurance Company is filed herein.

            (14)    Not Applicable.

            (15)    Not Applicable.

            (16) Schedules of Performance Computations with respect to Registrant's Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity, Growth and Money Market Funds are incorporated herein by reference to exhibit (16) of the Registrant's Registration Statement on Form N-1A filed with the Commission on August 30, 1995.

            (27) Financial Data Schedules with respect to Registrant's Managed Assets Balanced, Growth and Value, Mid-Cap Opportunity, Growth and Money Market Funds.

-----------

* Registrant's Rule 24f-2 Notice and related Opinion of Counsel will be filed under Rule 24f-2.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
         REGISTRANT

         Registrant is controlled by its Board of Trustees, the members of which also serve as members of the Board of Trustees of Pegasus Funds.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES

         Registrant was organized primarily for the purpose of providing a vehicle for the investment of assets received by separate investment accounts ("Separate Accounts") established by participating life insurance companies. The assets in such Separate Accounts are, under state law, assets of the life insurance companies which have established such Separate Accounts. Thus, at any time such life insurance companies will own Registrant's outstanding shares that are purchased with Separate Account assets; however, where required to do so, such life insurance companies will vote such shares only in accordance with instructions received from owners of the contracts pursuant to which monies are invested in such Separate Accounts.

                                                            Number
                                                              of
                                                            Record
        Title of Class                                      Holders
        --------------                                      -------

Series A Shares of beneficial interest ($.10 par value)       2
Series B Shares of beneficial interest ($.10 par value)       2
Series C Shares of beneficial interest ($.10 par value)       2
Series D Shares of beneficial interest ($.10 par value)       2
Series E Shares of beneficial interest ($.10 par value)       2
Series F Shares of beneficial interest ($.10 par value)       2
Series G Shares of beneficial interest ($.10 par value)       2
Series H Shares of beneficial Interest ($.10 par value)       2





ITEM 27. INDEMNIFICATION

               Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 10 of the Distribution Agreement incorporated herein by reference as Exhibit (6)(a). Indemnification of Registrant's Custodian is provided for in Article XII of the Custodian Agreement incorporated herein by reference as Exhibit (8). Indemnification of Registrant's Transfer Agent and Dividend Disbursing Agent is provided for in
Article III of the Transfer Agency and Dividend Disbursing Agreement incorporated herein by reference as Exhibit (9)(a). Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Article X of the

Registrant's Trust Instrument incorporated herein by reference as Exhibit (1)(a), provides as follows:

               Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of the Trust or of any other person or party, provided that nothing contained herein or in the Delaware Business Trust Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

               Section 10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter or willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

               The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this
        Section 10.2.

               Section 10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

               (a) The Registrant's investment adviser, First Chicago NBD Investment Management Company ("FCNIMCO"), is a registered investment adviser and wholly-owned subsidiary of The First National Bank of Chicago ("FNBC"), which in turn is a wholly-owned subsidiary of First Chicago NBD Corporation, a registered bank holding company.

               Registrant is fulfilling the requirement of this Item 28 to provide a list of the officers and directors of FCNIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by FCNIMCO or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by FCNIMCO (SEC File No. 801-47947).


ITEM 29. PRINCIPAL UNDERWRITER

        (a) BISYS Fund Services will act as distributor and co-administrator for the Registrant. BISYS Fund Services also distributes the securities of the American Performance Funds, The Highmark Group, The Parkstone Group of Funds, The Sessions Group, the AmSouth Mutual Funds, The Coventry Group, the BB&T Mutual Funds Group, the MarketWatch Funds, The M.S.D & T Funds, Inc., The Riverfront Funds, Inc., the Pacific Capital Funds, the MMA Praxis Mutual Funds, the Qualivest Funds, Mountain Square Funds, Mariner Mutual Funds Trust, Mariner Funds Trust and The Victory Portfolios, each of which is an open-end management investment company.

        (b) To the best of Registrant's knowledge, the partners of BISYS Fund Services are as follows:



Name and
Principal                    Positions and                Positions and
Business                     Offices with                 Offices with
Address                      BISYS Fund Services          Registrant
---------                    -------------------          -------------
BISYS Fund Services, Inc.    Sole General Partner             None
150 Clove Road
Little Falls, NJ 07424

WC Subsidiary Corporation    Limited Partner                  None
150 Clove Road
Little Falls, NJ 07424

        (c)    None.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

        (a) NBD Bank, 611 Woodward Avenue, Detroit, Michigan 48226 and 900 Tower Drive, Troy, Michigan 48098 (records relating to its function as adviser, co-administrator, custodian, and transfer and dividend disbursing agent).

        (b) First Chicago NBD Investment Management Company, Three First National Plaza, 70 West Madison, Chicago, Illinois 60670 (records relating to its function as adviser and co-administrator).

        (c) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as distributor and co-administrator).

        (d) Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Trust Instrument, Bylaws and Minute Books).


ITEM 31. MANAGEMENT SERVICES

               Not Applicable.


ITEM 32. UNDERTAKINGS

        (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees if requested to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant will stand ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the Investment Company Act of 1940.

        (b) Registrant undertakes to furnish each person to whom a Prospectus is delivered a copy of the Registrant's most recent annual report to shareholders, upon request without charge.

        (c) Registrant hereby undertakes to file a post-effective amendment with respect to the Bond, Intrinsic Value and International Equity Funds containing financial statements that need not be certified within four to six months from the effective date of this Post-Effective Amendment.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on the 16th day of December, 1996.


                         PEGASUS VARIABLE ANNUITY FUND
                                  Registrant

                           /s/ Donald G. Sutherland
                           ------------------------
                             Donald G. Sutherland
                                   President


          Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


    Signatures                         Title                     Date
    ----------                         -----                     ----


------------------------
Will M. Caldwell                       Trustee



/s/ Julius L. Pallone
------------------------
Julius L. Pallone                      Trustee              December 16, 1996



------------------------
Nicholas J. De Grazia                  Trustee



/s/ Donald G. Sutherland
------------------------               President
Donald G. Sutherland                   and Trustee          December 16, 1996



------------------------
Donald L. Tuttle                       Trustee



/s/ John P. Gould
------------------------               Chairman
John P. Gould                          and Trustee          December 16, 1996


/s/ Marilyn McCoy
------------------------
Marilyn McCoy                          Trustee              December 16, 1996



/s/ D'Ray Brewer                       Treasurer
------------------------               (Chief Financial
D'Ray Brewer                           Officer)             December 16, 1996

                          EXHIBIT INDEX



Exhibit No.                Exhibit
-----------                -------

 (1)(b)       Certificate of Amendment No. 1 to Certificate of Trust

 (5)(a)       Co-Advisory Agreement dated October 7, 1996

 (5)(b)       Form of Addendum No. 1 to Advisory Agreement

 (6)(a)       Distribution Agreement dated October 7, 1996

 (6)(b)       Form of Addendum No. 1 to Distribution Agreement.

 (8)(b)       Form of Addendum No. 1 to Custodian Agreement

 (9)(b)       Form of Addendum No. 1 to Transfer Agency Agreement.

 (9)(d)       Co-Administration Agreement dated October 7, 1996

 (9)(e)       Form of Addendum No. 1 to Co-Administration Agreement

 (11)(a)      Consent of Arthur Andersen LLP.

 (11)(b)      Consent of Drinker Biddle & Reath.

 (13)(c)      Form of Purchase Agreement

 (27) Financial Data Schedules with respect to the Registrant's Managed Assets Balanced, Growth and
              Value, Mid-Cap Opportunity, Growth and Money Market
              Funds.